As filed with the SEC on ___________________.         Registration No. 333-94115

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 4

                                   ----------

                            PRUCO LIFE OF NEW JERSEY
                          VARIABLE APPRECIABLE ACCOUNT
                           (Exact Name of Registrant)

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                               (Name of Depositor)

                              213 Washington Street
                          Newark, New Jersey 07102-2992
                                 (800) 286-7754
          (Address and telephone number of principal executive offices)

                                   ----------

                                Thomas C. Castano
                               Assistant Secretary
                   Pruco Life Insurance Company of New Jersey
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                     (Name and address of agent for service)

                                    Copy to:
                                Jeffrey C. Martin
                                 Shea & Gardner
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036

                                   ----------

It is proposed that this filing will become effective (check appropriate space):

|_|   immediately upon filing pursuant to paragraph (b) of Rule 485

|_|   on _____________ pursuant to paragraph (b) of Rule 485
            (date)

|_|   60 days after filing pursuant to paragraph (a)(1) of Rule 485

|X|   on May 1, 2003 pursuant to paragraph (a)(1) of Rule 485
         -----------
           (date)

|X| This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

                                     PART A:

                     INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS
May 1, 2003

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
SURVIVORSHIP VARIABLE UNIVERSAL LIFE

This prospectus describes an individual flexible premium survivorship variable universal life insurance contract (the "Contract"), offered by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey," "us," "we," or "our"). Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America. The Contract provides life insurance coverage on two insureds with a death benefit payable on the second death.

Investment Choices

Survivorship Variable Universal Life offers a wide variety of investment choices, including 36 variable investment options that invest in mutual funds managed by these leading asset managers:

o     Prudential Investments LLC

o     A I M Advisors, Inc.

o     American Century Investment Management, Inc.

o     Franklin Advisers, Inc.

o     Janus Capital Management LLC

o     MFS Investment Management(R)

o     T. Rowe Price International, Inc.

For a complete list of the 36 available variable investment options, their investment objectives, and their investment advisers, see The Funds, page 12.

You may also choose to invest your Contract's premiums and its earnings in the fixed rate option which pays a guaranteed interest rate. See The Fixed Rate Option, page 18.

Please Read this Prospectus. Please read this prospectus before purchasing a survivorship variable universal life insurance policy and keep it for future reference. Current prospectuses for each of the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Please read these prospectuses and keep them for reference.

Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved of these securities or determined that this contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Contract may be purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance policy is subject to risk, including the possible loss of your money. An investment in a survivorship variable universal life policy is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency.

                   Pruco Life Insurance Company of New Jersey
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                            Telephone: (800) 782-5356

                               PROSPECTUS CONTENTS

                                                                                       Page
SUMMARY OF CHARGES AND EXPENSES...........................................................1
   Expenses other than Portfolio Expenses.................................................1

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS.............................................4
   Brief Description of the Contract......................................................4
   Types of Death Benefit Available Under the Contract....................................4
   Death Benefit Guarantee................................................................4
   The Contract Fund......................................................................5
   Premium Payments.......................................................................5
   Allocation of Premiums.................................................................5
   Investment Choices.....................................................................6
   Transfers Among Investment Options.....................................................6
   Decreasing Basic Insurance Amount......................................................6
   Access to Contract Values..............................................................6
   Contract Loans.........................................................................7
   Canceling the Contract.................................................................7

SUMMARY OF CONTRACT RISKS.................................................................7
   Contract Values are not Guaranteed.....................................................7
   Contract Lapse.........................................................................7
   Risks of Using the Contract as a Short-Term Savings Vehicle............................8
   Risks of Taking Withdrawals............................................................8
   Limitations on Transfers...............................................................8
   Limitations and Charges on Surrender of the Contract...................................9
   Risks of Taking a Contract Loan........................................................9
   Tax Consequences of Buying this Contract...............................................9
   Replacement of the Contract...........................................................10

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS.........................10
   Risks Associated with the Variable Investment Options.................................10
   Learn More about the Funds............................................................11

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES...............11
   Pruco Life Insurance Company of New Jersey............................................11
   The Pruco Life of New Jersey Variable Appreciable Account.............................11
   The Funds.............................................................................12
   Voting Rights.........................................................................17
   Substitution of Funds.................................................................17
   The Fixed Rate Option.................................................................18

CHARGES AND EXPENSES.....................................................................18
   Sales Load Charges....................................................................18
   Surrender Charges.....................................................................19
   Cost of Insurance.....................................................................19
   Taxes Attributable to Premiums........................................................19
   Monthly Deductions from the Contract Fund.............................................20
   Daily Deduction from the Variable Investment Options..................................21
   Transaction Charges...................................................................21
   Portfolio Charges.....................................................................21
   Rider Charges.........................................................................21

PERSONS HAVING RIGHTS UNDER THE CONTRACT.................................................21
   Contract Owner........................................................................21
   Beneficiary...........................................................................21

OTHER GENERAL CONTRACT PROVISIONS........................................................22
   Assignment............................................................................22
   Incontestability......................................................................22
   Misstatement of Age or Sex............................................................22
   Settlement Options....................................................................22
   Simultaneous Death....................................................................22
   Suicide Exclusion.....................................................................22

RIDERS...................................................................................23

REQUIREMENTS FOR ISSUANCE OF A CONTRACT..................................................23

PREMIUMS.................................................................................23
   Minimum Initial Premium...............................................................23
   Available Types of Premium............................................................24
   Allocation of Premiums................................................................25
   Transfers.............................................................................25
   Dollar Cost Averaging.................................................................26
   Auto-Rebalancing......................................................................26

DEATH BENEFITS...........................................................................26
   Contract Date.........................................................................26
   When Proceeds Are Paid................................................................27
   Types of Death Benefit................................................................27
   Changing the Type of Death Benefit....................................................28
   Death Benefit Guarantee...............................................................28
   Decreases in Basic Insurance Amount...................................................30

CONTRACT VALUES..........................................................................31
   How a Contract's Cash Surrender Value Will Vary.......................................31
   Surrender of a Contract...............................................................31
   Loans.................................................................................32
   Withdrawals...........................................................................33

LAPSE AND REINSTATEMENT..................................................................34

TAXES....................................................................................34
   Tax Treatment of Contract Benefits....................................................34

LEGAL PROCEEDINGS........................................................................37

ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED
PREMIUMS.................................................................................38

ADDITIONAL INFORMATION...................................................................40

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.....................................41

                         SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS beginning on page 41 of this prospectus.

Expenses other than Portfolio Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer cash value between investment options.

In several instances we will use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Pruco Life of New Jersey is entitled to make under the Contract. The "current charge" is the lower amount that Pruco Life of New Jersey is now charging. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

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                                               Transaction and Optional Rider Fees
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                   Charge                              When Charge is Deducted                        Amount Deducted
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
                                                                                           The maximum charge is 12% of premiums
Maximum Sales Charge Imposed on Premiums         The maximum charge is deducted from       paid in the first five contract years
(Load)                                               premium payments for life.           and reduced to 4% in subsequent years.

This charge compensates us for costs of          The current charge is deducted from       The current charge is 12% of premiums
selling the Contracts.                               premium payments for life.           paid up to the amount of the Sales Load
                                                                                          Target Premium and 4% of premiums paid
                                                                                            in excess of this amount and in the
                                                                                                     first five years.
                                                                                            For year 6 through 10, the current
                                                                                          charge is 4% of premium paid. After 10
                                                                                          years the charge is 2%of premium paid.
-----------------------------------------------------------------------------------------------------------------------------------
Taxes Attributable to Premiums*                                                              The maximum charge is 7.5% of the
                                                This charge is deducted from premium                 premium payment.
This charge compensates us for federal,                       payments
state or local income, premium, excise,                                                     The current charge is 3.75% of the
business, or any other type of tax based                                                             premium payment.
upon premium amounts received by us.
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

-----------------------------------------------------------------------------------------------------------------------------------
Surrender Fees                                This charge is assessed during the first     Maximum charge is $8.00 per $1,000 of
This charge compensates us for sales and       10 Contract years (or during the first      basic insurance amount. Grading down
administrative costs.                              10 years of a coverage segment         monthly starting from year six to $0.00
                                                  representing an increase in basic               at the end of year 10.
                                                insurance amount) for Contracts that
                                                  lapse, are surrendered, or have a        Current charge is $5.00 per $1,000 of
                                                 decrease in basic insurance amount.      basic insurance amount from year one to
                                                                                            five. Grading down monthly starting
                                                                                           from year six to $0.00 at the end of
                                                                                                         year 10.
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Transfer Fees                                   This charge may be deducted for each       The maximum and current charge is $25
This charge compensates us for                  transfer exceeding 12 in any Contract                  per transfer.
administrative costs associated with                            year.
transfers.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               The maximum charge is $25 per
Withdrawal Fee                                  This charge is assessed in connection                   withdrawal.
This charge compensates us for processing               with each withdrawal.
costs associated with withdrawals.                                                        The current charge is the lesser of $25
                                                                                              or 2% of the withdrawal amount.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          The maximum charge is $25 per decrease
Basic Insurance Amount Change Fee                                                               in basic insurance amount.
This charge compensates us for processing      This charge is assessed when there is a
costs associated with any change in basic        decrease in basic insurance amount.       Currently, we do not impose a charge.
insurance amount.
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

      * For these purposes, "taxes attributable to premiums" shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Pruco Life of New Jersey.

The second table describes the Contract fees and expenses that you will pay periodically during the time you own the Contract, not including The Funds' fees and expenses.

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                      Periodic Contract and Optional Rider Charges Other Than The Funds' Operating Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                   Charge                              When Charge is Deducted                        Amount Deducted
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          On a maximum basis these charges range
                                                                                         from $0.00008 to $83.33333 per $1,000 of
         Cost of Insurance("COI")*                                                                 net amount at risk.**
                                              This charge is assessed monthly
         Minimum and Maximum Charge                                                       On a current basis these charges range
                                                                                         from $0.00008 to $83.33333 per $1,000 of
                                                                                                   net amount at risk.**
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           On a maximum basis, the COI charge is
                                                                                         $.00297 per $1,000 of net amount at risk
                                                                                           for a representative Contract owner.

  Initial COI charges for a representative Contract owner who is male age 35, in the       On a current basis, the COI charge is
              preferred best underwriting class, and assuming no riders.                 $.00037 per $1,000 of net amount at risk
                                                                                           for a representative Contract owner.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            The maximum charge is an effective
Mortality and Expense Risk Fees                                                            annual rate of 0.90% of the amount of
                                                                                             assets in the variable investment
This charge compensates us for assuming             This charge is assessed daily                        options.
mortality and expense risks under the                                                       The current charge is an effective
Contract.                                                                                  annual rate of 0.90% of the amount of
                                                                                             assets in the variable investment
                                                                                                         options.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          The maximum charge is $10 per Contract
Administrative Fee for basic insurance                                                      for all years, plus up to $0.10 per
amount                                                                                   $1,000 of basic insurance amount for the
This charge compensates us for processing                                                 first five years and $0.05 thereafter.
claims, keeping records, and communicating
with Contract owners.                                                                     The current charge is $10 per Contract
                                                                                          for all years plus $0.07 per $1,000 of
                                                                                           basic insurance amount if the average
                                                   This charge is assessed monthly        age of the insureds is less than 40 in
                                                                                          the first five years; $0.08 per $1,000
                                                                                         of basic insurance amount if the average
                                                                                          age of the insureds is 40 or greater in
                                                                                            the first five years; and $0.01 per
                                                                                         $1,000 of basic insurance amount for the
                                                                                                 in all subsequent years.
-----------------------------------------------------------------------------------------------------------------------------------

Administrative Fee for Estate Protection                                                   The maximum charge is up to $0.05 per
Rider                                              This charge is assessed monthly       $1,000 of Estate Protection Rider amount
                                                                                             for the first four years and zero
This charge compensates us for costs                                                                    thereafter.
associated with adding the rider.
                                                                                          The current charge is $0.02 per $1,000
                                                                                           of Estate Protection Rider amount for
                                                                                         the first four years and zero thereafter.
-----------------------------------------------------------------------------------------------------------------------------------

      * The COI charge varies based on individual characteristics of the insureds, including such characteristics as: age, sex, and smoking habits.

      ** For example, the lowest COI rate is representative of two insureds who are both female and both age 18, preferred best non-smoker at certain rating classes, and assuming no riders, and the highest COI rate is representative of two insureds age 89. You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life of New Jersey representative.

The third table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each of the Funds.

---------------------------------------------------------------------------------------------------------------------------------
                         Total Annual Fund Operation Expenses                                  Minimum             Maximum
                                                                                         -------------------   ------------------
(expenses that are deducted from the Fund's assets, including management fees,
distribution [and/or service] (12b-1) fees, and other expenses)                                 0.39%               3.45%
---------------------------------------------------------------------------------------------------------------------------------

                             SUMMARY OF THE CONTRACT
                              AND CONTRACT BENEFITS

Brief Description of the Contract

The Pruco Life of New Jersey Survivorship Variable Universal Life is a form of variable universal life insurance. A variable universal life insurance contract is a flexible form of life insurance. It has a death benefit payable upon the second death of two insureds, and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. You may invest premiums in one or more of the 36 available variable investment options or in the fixed rate option. Although the value of your Contract Fund will increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. The Contract is designed to be flexible to meet your specific life insurance needs. Within certain limits, the Contract will provide you with a great amount of flexibility in determining the amount and timing of your premium payments.

Types of Death Benefit Available Under the Contract

There are two types of death benefit available. You may choose a Contract with a Type A (fixed) death benefit under which the death benefit generally remains at the basic insurance amount you initially chose. However, the Contract Fund (described below) may grow to a point where the death benefit may increase and vary with investment experience. If you choose a Type B (variable) Contract, your death benefit will vary with investment experience. For both, Type A and Type B death benefits, as long as the Contract is in-force, the death benefit will never be less than the basic insurance amount shown in your Contract. With any type of death benefit, the death benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. You may change your Contract's death benefit type after issue. See Types of Death Benefit, page 27and Changing the Type of Death Benefit, page 28.

Death Benefit Guarantee

We agree to keep the Contract in-force for a specified period, regardless of the investment performance under your Contract, as long as your accumulated premiums (reduced to reflect withdrawals) are at least equal to the Death Benefit Guarantee Values shown in your Contract. An outstanding Contract loan will negate the guarantee. See Withdrawals, page 33, and Loans, page 32.

There are three separate guarantee periods, each associated with a corresponding level of premium payments. For example, payment of the Short-Term Premium at the beginning of each Contract year guarantees that your Contract will not lapse during the first five Contract years, assuming no loans or withdrawals. Paying the Target Premium at the beginning of each Contract year guarantees your Contract against lapse until the later of the youngest insured's age 75 or for 10 years after issue, whichever comes first, assuming no loans or withdrawals. Finally, paying the Lifetime Premium at the beginning of each Contract year guarantees your Contract against lapse for the insured's lifetime regardless of investment performance, assuming no loans or withdrawals. See Death Benefit Guarantee, 28, and PREMIUMS, page 23.

Unless the Death Benefit Guarantee is in effect, the Contract will go into default if the Contract Fund less any Contract debt and less any applicable surrender charges falls to zero or less. Your Pruco Life of New Jersey representative can tell you the premium amounts you will need to make to maintain these guarantees.

The Contract Fund

Your net premiums are invested in one or more of the variable investment options or allocated to the fixed rate option, as you instruct us. Your Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of the variable investment options; (2) interest credited on any amounts allocated to the fixed rate option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under CHARGES AND EXPENSES, page 18.

Premium Payments

Except for the minimum initial premium, and subject to a minimum of $25 per subsequent payment, you choose the timing and amount of premium payments. The Contract will remain in-force if the Contract Fund less any applicable surrender charges is greater than zero and more than any Contract debt. Paying insufficient premiums, poor investment results, or the taking of loans or withdrawals from the Contract will increase the possibility that the Contract will lapse. However, if the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4% ("Accumulated Net Payment") are high enough and there is no Contract debt, Pruco Life of New Jersey guarantees that your Contract will not lapse even if investment experience is very unfavorable and the Contract Fund drops below zero. The length of time that the guarantee against lapse is available depends on your Contract's death benefit type and the definition of life insurance test selected at issue. See PREMIUMS, page 23, Death Benefit Guarantee, page 28, and LAPSE AND REINSTATEMENT, page 34.

If you pay more premium than permitted under section 7702A of the Internal Revenue Code, your Contract would be classified as a modified endowment contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see Modified Endowment Contracts on page 36.

Allocation of Premiums

Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums. We also deduct a charge for sales expenses. For more detail, see CHARGES AND EXPENSES, page 18. The amount remaining after the deduction of these charges is called the net premium.

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by giving written notice to a Home Office or by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer System. See Allocation of Premiums on page 25.

Generally, your initial net premium is applied to your Contract as of the Contract date. If we do not receive your initial premium before the Contract date, we apply the initial premium to your Contract as of the end of the valuation period in which it is received in a Home Office.

On the Contract date: (1) we deduct the charge for sales expenses and the charge for taxes attributable to premiums from the initial premium; (2) we allocate the remainder of the initial premium and any other premium received during the short-term cancellation right ("free-look") period to the Money Market investment option. At the end of the "free-look" period, these funds will be transferred out of the Money Market investment option and allocated among the variable investment options and/or the fixed rate option according to your most current allocation request.

Investment Choices

You may choose to invest your Contract's premiums and its earnings in one or more of 36 available variable investment options. You may also invest in the fixed rate option. See The Funds, page 12, and The Fixed Rate Option, page 18. You may transfer money among your investment choices, subject to restrictions. Please see Transfers on page 25.

Pruco Life of New Jersey may add additional variable investment options in the future.

Transfers Among Investment Options

You may, up to 12 times each Contract year, transfer amounts among variable investment options or to the fixed rate option without charge. While you also may transfer amounts from the fixed rate option, certain restrictions may apply. There is an administrative charge of up to $25 for each transfer made exceeding 12 in any Contract year.

You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone Transfer System.

We reserve the right to prohibit transfer requests we determine to be disruptive to the investment option or to the disadvantage of other contract owners.

In addition, you may use our dollar cost averaging feature or our automatic rebalancing feature. For additional information, please see Transfers, page 25, Dollar Cost Averaging, page 26, and Auto-Rebalancing, page 26.

Decreasing Basic Insurance Amount

You have the option of decreasing the basic insurance amount of your Contract without withdrawing any cash surrender value after the issue of the Contract. See Decreases in Basic Insurance Amount, page 30.

If you decrease your basic insurance amount to an amount equal to or greater than the Surrender Charge Threshold shown in your Contract, we will not impose a surrender charge. The Surrender Charge Threshold is the lowest basic insurance amount since issue.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. In addition, if the basic insurance amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 34.

The cash surrender value of the Contract on the date of the decrease will not change, except that an administrative processing fee of up to $25 and a surrender charge may be deducted. See CHARGES AND EXPENSES, page 18.

Access to Contract Values

A Contract may be surrendered for its cash surrender value (the Contract Fund minus any Contract debt and minus any applicable surrender charge) while one or both of the insureds is living. To surrender a Contract, we may require you to deliver or mail the Contract, together with a written request in a form that meets Pruco Life of New Jersey's needs, to a Home Office. The cash surrender value of a surrendered Contract will be determined as of the end of the valuation period in which such a request is received in the

Home Office. Surrender of a Contract may have tax consequences. See Surrender of a Contract, page 31, and Tax Treatment of Contract Benefits, page 34.

Under certain circumstances, you may withdraw a part of the Contract's cash surrender value without surrendering the Contract. The amount withdrawn must be at least $500. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Withdrawals, page 33, and Tax Treatment of Contract Benefits, page 34.

Contract Loans

You may borrow money from us using your Contract as security for the loan. The maximum loan amount is equal to the sum of (1) 90% of the portion of the cash value attributable to the variable investment options, and (2) the balance of the cash value, provided the Contract is not in default. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no loan value. The minimum loan amount you may borrow is $500. See Loans, page 32.

Canceling the Contract

Generally, you may return the Contract for a refund within 10 days after you receive it. Some states allow a longer period of time during which a Contract may be returned for a refund. You will then receive a refund of all premium payments made. However, if applicable law so requires and you exercise your short-term cancellation right or "free-look", you will receive a refund of all premium payments made, plus or minus any change due to investment experience. A Contract returned according to this provision shall be deemed void from the beginning.

                            SUMMARY OF CONTRACT RISKS

Contract Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed, but may be entirely dependent on the investment performance of the variable investment options you select. The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Poor investment performance could cause your Contract to lapse and you could lose your insurance. However, payment of the Death Benefit may be guaranteed under the Death Benefit Guarantee feature.

The variable investment options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment. Only the fixed rate option provides a guaranteed rate of return. For more detail, please see Risks Associated with the Variable Investment Options on page 10 and The Fixed Rate Option on page 18.

Contract Lapse

Each month we determine the value of your Contract Fund. If the Contract Fund less any applicable surrender charges is zero or less, the Contract is in default unless it remains in-force under the Death Benefit Guarantee. See Death Benefit Guarantee, page 28. Your Contract will also be in default if at any time the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges. Should this happen, we will notify you of the payment to prevent your Contract from terminating. See Loans, page 32. Your payment must be received at a Home Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. See LAPSE AND REINSTATEMENT, page 34. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits -- Pre-Death Distributions on page 35.

Risks of Using the Contract as a Short-Term Savings Vehicle

Because the Contract provides for an accumulation of a Contract Fund as well as a Death Benefit, you may wish to use it for various financial planning purposes. Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance policy could play an important role in helping you to meet the future costs of a child's education. The Contract's Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the variable investment options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Contract through withdrawals or Contract loans, your Contract may lapse or you may not accumulate the funds you need.

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing Contract is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

If your Contract meets certain requirements, you may make withdrawals from your Contract's cash surrender value while the Contract is in-force. The amount withdrawn must be at least $500. The withdrawal amount is limited by the requirement that the net cash value after withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal and an amount that we estimate will be sufficient to cover the Contract Fund deductions for two monthly dates following the date of withdrawal. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits, page 34.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Type B (variable) Contracts will not change the basic insurance amount. However, under a Type A (fixed) Contract, the withdrawal may require a reduction in the basic insurance amount. A surrender charge may be deducted. See CHARGES AND EXPENSES, page 18. No withdrawal will be permitted under a Type A (fixed) Contract if it would result in a basic insurance amount of less than the minimum basic insurance amount. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 23. It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Accessing the values in your Contract through withdrawals may significantly affect current and future Contract values or death benefit proceeds and may increase the chance that your Contract will lapse. Before making any withdrawal that causes a decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative. See Withdrawals, page 33, and Tax Treatment of Contract Benefits, page 34.

Limitations on Transfers

All or a portion of the amount credited to a variable investment option may be transferred. There is an administrative charge of up to $25 for each transfer made exceeding 12 in any Contract year.

You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone Transfer System. We use reasonable procedures to confirm that instructions given by telephone are genuine. However, we are not liable for following telephone instructions that we reasonably believe to be genuine. In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Generally, only one transfer from the fixed rate option is permitted during each Contract year. The maximum amount you may transfer out of the fixed rate option each year is the greater of: (a) 25% of the amount in the fixed rate option; and
(b) $2,000.

We may modify your right to make transfers by restricting the number, timing and amount of transfers we find to be disruptive to the investment option or to the disadvantage of other contract owners. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one contract owner.

Limitations and Charges on Surrender of the Contract

You may surrender your Contract at any time. We deduct a surrender charge from the surrender proceeds. In addition, the surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits on page 34.

A Contract may be surrendered for its cash surrender value while one or both of the insureds is living. We will assess a surrender charge if, during the first 10 Contract years, the Contract lapses, is surrendered, or the basic insurance amount is decreased (including as a result of a withdrawal or a death benefit type change). The surrender charge varies by issue age. It is calculated as described in Surrender Charges on page 19. While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract value.

Surrender of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 34.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse. Your Contract will be in default if, at any time, the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges. If the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges and you fail to keep the Contract in-force, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract. In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences. See Tax Treatment of Contract Benefits, page 34.

Tax Consequences of Buying this Contract

Your Contract is structured to meet the definition of life insurance under
Section 7702 of the Internal Revenue Code. At issue, the Contract owner chooses one of the following definition of life insurance tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. Under the Cash Value Accumulation Test, there is a minimum death benefit to cash value ratio. Under the Guideline Premium Test, there is a limit to the amount of premiums that can be paid into the Contract, as well as a minimum death benefit to cash value ratio. Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance. We also have the right to refuse to accept any payment that increases the death benefit by more than it increases the contract fund. Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Current federal tax law generally excludes all death benefits from the gross income of the beneficiary of a life insurance contract. In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal (including any outstanding Contract loans, in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a modified endowment contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract.

Under current tax law, death benefit payments under modified endowment contracts, like death benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules. For more information, see Tax Treatment of Contract Benefits, page 34.

Replacement of the Contract

The replacement of life insurance is generally not in your best interest. In most cases, if you require additional coverage, the benefits of your existing contract can be protected by purchasing additional insurance or a supplemental contract. If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing the Contract described in this prospectus and you should consult with a qualified tax adviser.

                        SUMMARY OF RISKS ASSOCIATED WITH
                         THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract's premiums and its earnings in one or more of 36 available variable investment options. You may also invest in the fixed rate option. The fixed rate option is the only investment option that offers a guaranteed rate of return. See The Funds, page 12, and The Fixed Rate Option, page 18.

Risks Associated with the Variable Investment Options

Each of the variable investment options is a subaccount of the Pruco Life of New Jersey Variable Appreciable Account. Each subaccount invests in the shares of an open-end management investment company registered under the Investment Company Act of 1940 or a separate investment series of an open-end management investment company (each a "Fund"). Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own investment objective and policies, which are described in the accompanying Fund prospectuses for the portfolios. The income, gains and losses of one Fund generally have no effect on the investment performance of any other. For an additional discussion of the portfolios, please see The Funds on page 12.

We do not promise that the Funds will meet their investment objectives. Amounts you have allocated to the variable investment options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Funds in which the subaccounts invest. You bear the investment risk that the Funds may not meet their investment objectives. A description of each portfolio's investment policies and a comprehensive statement of each Fund's risks may be found in its prospectus. For additional information, please see The Funds on page 12.

Learn More about the Funds

Before allocating amounts to the variable investment options, you should read the Funds' current prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks.

   GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "us", "we", or "our") is a stock life insurance company, organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities only in the States of New Jersey and New York. Pruco Life of New Jersey's principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

The Pruco Life of New Jersey Variable Appreciable Account

Pruco Life of New Jersey has established a separate account, the Pruco Life of New Jersey Variable Appreciable Account (the "Account"), to hold the assets that are associated with the Contracts. The Account was established on January 13, 1984 under New Jersey law and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life of New Jersey's other assets.

Pruco Life of New Jersey is the legal owner of the assets in the Account. Pruco Life of New Jersey will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contract. In addition to these assets, the Account's assets may include funds contributed by Pruco Life of New Jersey to commence operation of the Account and may include accumulations of the charges Pruco Life of New Jersey makes against the Account. From time to time these additional assets will be transferred to Pruco Life of New Jersey's general account. Pruco Life of New Jersey will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account's own investment experience and not the investment experience of Pruco Life of New Jersey's other assets. The assets of the Account may not be charged with liabilities that arise from any other business Pruco Life of New Jersey conducts. The obligations to Contract owners and beneficiaries arising under the Contracts are general corporate obligations of Pruco Life of New Jersey.

Currently, you may invest in one or a combination of 36 available variable investment options, each of which is a subaccount of the Pruco Life of New Jersey Variable Appreciable Account. When you choose a variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund that is held as an investment for that option. We hold these shares in the subaccount. Pruco Life of New Jersey may add additional variable investment options in the future. The Account's financial statements are available in the Statement of Additional Information to this prospectus.

The Funds

Listed below are the mutual funds (the "Funds") in which the variable investment options invest, their investment objectives, and investment advisers.

Each of the Funds has a separate prospectus that is provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the variable investment options using that Fund. There is no assurance that the investment objectives of the portfolios will be met.

The Prudential Series Fund, Inc. (the "Series Fund"):

o Conservative Balanced Portfolio: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in higher grade debt obligations and high quality money market investments.

o Equity Portfolio: The investment objective is capital appreciation. The Portfolio normally invests at least 80% of its investable assets in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation.

o Flexible Managed Portfolio: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

o High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio normally invests at least 80% of its investable assets in high yield/high risk debt securities.

o Jennison Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects.

o Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term money market instruments issued by the U.S. Government or its agencies, as well as domestic and foreign corporations and banks.

o Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") by investing at least 80% of its investable assets in S&P 500 stocks.

o Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth.

o SP Aggressive Growth Asset Allocation Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in large cap equity portfolios, international portfolios, and small/mid-cap equity portfolios.

o SP AIM Aggressive Growth Portfolio: The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in the common stocks of companies whose earnings the advisers expect to grow more than 15% per year.

o SP AIM Core Equity Portfolio: The investment objective is growth of capital with a secondary objective of current income. The Portfolio invests as least 80% of its investable assets plus any borrowings made for investment purposes in securities of established companies that have long-term above-average growth earnings and dividends, and growth companies that the Portfolio managers believe have the potential for above-average growth earnings and dividends.

o SP Alliance Large Cap Growth Portfolio: The investment objective is growth of capital. The Portfolio will pursue aggressive investment policies by investing at least 80% of the Portfolio's investable assets in stocks of companies considered to have large capitalizations.

o SP Alliance Technology Portfolio: The investment objective is growth of capital. The Portfolio normally invests at least 80% of its investable assets in securities of companies that use technology extensively in the development of new or improved products or processes.

o SP Balanced Asset Allocation Portfolio: The investment objective is to provide a balance between current income and growth of capital. The Portfolio invests primarily in fixed income portfolios, large cap equity portfolios, small/mid-cap equity portfolios, and international equity portfolios.

o SP Conservative Asset Allocation Portfolio: The investment objective is to provide current income with low to moderate capital appreciation. The Portfolio invests primarily in fixed income portfolios, large cap equity portfolios, and small/mid-cap equity portfolios.

o SP Davis Value Portfolio: The investment objective is growth of capital. The Portfolio invests primarily in common stock of U.S. companies with market capitalizations of at least $5 billion.

o SP Deutsche International Equity Portfolio: The investment objective is to invest for long-term capital appreciation. The Portfolio normally invests at least 80% of its investable assets in the stocks and other equity securities of companies in developed countries outside the United States.

o SP Growth Asset Allocation Portfolio: The investment objective is to provide long-term growth of capital with consideration also given to current income. The Portfolio invests at least 80% of its investable assets in large-cap equity portfolios, fixed income portfolios, international equity portfolios, and small/mid-cap equity portfolios.

o SP INVESCO Small Company Growth Portfolio: The investment objective is long-term capital growth. The Portfolio invests at least 80% of its investable assets in small-capitalization companies - those which are included in the Russell 2000 Growth Index at the time of purchase, or if not included in that index, have market capitalizations of $2.5 billion or below at the time of purchase.

o SP Jennison International Growth Portfolio: The investment objective is long-term growth of capital. Under normal circumstances, the Portfolio invests at least 65% of its total assets in the common stock of large to medium-sized foreign companies operating or based in at least five different countries.

o SP Large Cap Value Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Standard & Poor's 500 Composite Stock Price Index or the Russell 1000 Index).

o SP MFS Capital Opportunities Portfolio: The investment objective is capital appreciation. The Portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities, and depositary receipts for those securities.

o     SP Mid-Cap Growth Portfolio (formerly SP MFS Mid Cap Growth Portfolio) :
      The investment objective is long-term capital growth. The Portfolio invests, under normal market conditions, at least 80% of its investable assets in common stocks and related securities, such as preferred stocks, convertible securities, and depositary receipts for those securities.

o SP PIMCO High Yield Portfolio: The investment objective is maximum total return, consistent with preservation of capital and prudent investment management. Under normal circumstances, the Portfolio invests at least 80% of its investable assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade, but rated at least B by Moody's Investor Service, Inc. or Standard & Poor's Ratings Group, and investment grade fixed income instruments.

o SP PIMCO Total Return Portfolio: The investment objective is to seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal circumstances, the Portfolio invests at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities.

o SP Prudential U.S. Emerging Growth Portfolio: The investment objective is long-term capital appreciation. The Portfolio normally invests at least 80% of its investable assets in equity securities of small and medium sized U.S. companies that the adviser believes have the potential for above-average growth.

o SP Small/Mid Cap Value Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in securities of companies with small to medium market capitalizations.

o SP Strategic Partners Focused Growth Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential.

Prudential Investments LLC ("PI"), an indirect wholly-owned subsidiary of Prudential Financial, serves as the overall investment adviser for the Series Fund. PI will furnish investment advisory services in connection with the management of the Series Fund portfolios under a "manager-of-managers" approach. Under this structure, PI is authorized to select (with approval of the Series Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PI's business address is 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102-4077.

Jennison Associates LLC ("Jennison"), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole sub-adviser for the Global Portfolio, the Jennison Portfolio, the SP Jennison International Growth Portfolio, and the SP Prudential U.S. Emerging Growth Portfolio. Jennison serves as a sub-adviser for a portion of the assets of the Equity Portfolio, the Value Portfolio, and the SP Strategic Partners Focused Growth Portfolio. Jennison's business address is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. ("PIM"), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole sub-adviser for the Conservative Balanced, the Diversified Bond, the Flexible Managed, the High Yield Bond, the Money Market, and the Stock Index Portfolios. PIM's business address is 100 Mulberry Street, Gateway Center Two, Newark, New Jersey 07102.

A I M Capital Management, Inc. ("A I M Capital") serves as the sub-adviser to the SP AIM Aggressive Growth Portfolio and the SP AIM Core Equity Portfolio. A I M Capital's principal business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

Alliance Capital Management, L.P. ("Alliance") serves as the sub-adviser to the SP Alliance Large Cap Growth Portfolio, the SP Alliance Technology Portfolio, and the SP Strategic Partners Focused Growth Portfolio. The sub-adviser is located at 1345 Avenue of the Americas, New York, New York 10105.

Davis Selected Advisers, L.P. ("Davis") serves as the sub-adviser to the SP Davis Value Portfolio. The sub-adviser is located at 2429 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Deutsche Asset Management, Inc. ("Deutsche"), formerly known as Morgan Grenfell, Inc., serves as a sub-adviser to the SP Deutsche International Equity Portfolio and as a sub-adviser for a portion of the assets of the Value Portfolio. It is expected that under normal circumstances, Deutsche will manage approximately 25% of the Value Portfolio. Deutsche is a wholly-owned subsidiary of Deutsche Bank AG. Deutsche's business address is 280 Park Avenue, New York, New York 10017.

Fidelity Management & Research Company ("FMR") serves as the sub-adviser to the SP Large Cap Value Portfolio and the SP Small/Mid Cap Value Portfolio. The address of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

GE Asset Management Incorporated ("GEAM"), serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances GEAM will manage approximately 25% of the Portfolio. GEAM's ultimate parent is General Electric Company. GEAM's business address is 3003 Summer Street, Stamford, Connecticut 06904.

Invesco Funds Group, Inc. ("Invesco') serves as the sub-adviser to the SP Invesco Small Company Growth Portfolio. Invesco's principal business address is 7800 East Union Avenue, Denver, Colorado 80237.

Massachusetts Financial Services Company ("MFS") serves as the sub-adviser for the SP MFS Capital Opportunities Portfolio and the SP Mid-Cap Growth Portfolio. The principal business address for MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Pacific Investment Management Company LLC ("PIMCO") acts as the sub-adviser for the SP PIMCO High Yield Portfolio and the SP PIMCO Total Return Portfolio. PIMCO is a subsidiary of PIMCO Advisors L.P. PIMCO's principal business address is 840 Newport Center Drive, Newport Beach, California 92660.

Salomon Brothers Asset Management, Inc. ("Salomon"), serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances Salomon will manage approximately 25% of the Portfolio. Salomon is a part of the global asset management arm of Citigroup, Inc. which was formed in 1998 as a result of the merger of Travelers Group and Citicorp, Inc. Salomon's business address is 388 Greenwich Street, New York, New York 10013.

Victory Capital Management, Inc. ("Victory"), serves as a sub-adviser for a portion of the assets of the Value Portfolio. It is expected that under normal circumstances Victory will manage approximately 25% of the Portfolio. Victory is a wholly-owned subsidiary of KeyCorp, Inc. Victory's business address is 127 Public Square, Cleveland, Ohio 44114.

As an investment adviser, PI charges the Series Fund a daily investment management fee as compensation for its services. PI pays each sub-adviser out of the fee that PI receives from the Series Fund. See Deductions from Portfolios, page Error! Bookmark not defined..

AIM Variable Insurance Funds:

o AIM V.I. Premier Equity Fund - Series I shares. Seeks to achieve long-term growth of capital. Income is a secondary objective.

A I M Advisors, Inc. ("AIM") is the investment adviser for this fund. The principal business address for AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

American Century Variable Portfolios, Inc.:

o American Century VP Value Fund. Seeks long-term capital growth with income as a secondary objective. The Fund seeks to achieve its objective by investing primarily in equity securities of well-established companies with intermediate-to-large market capitalizations that are believed by management to be undervalued at the time of purchase.

American Century Investment Management, Inc. ("ACIM") is the investment adviser for this fund. ACIM's principal business address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The principal underwriter of the Fund is American Century Investment Services, Inc., located at 4500 Main Street, Kansas City, Missouri 64111.

Franklin Templeton Variable Insurance Products Trust:

o Franklin Small Cap Fund -- Class 2. Seeks long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of its net assets in the equity securities of U.S. small capitalization (small cap) companies.

Franklin Advisers, Inc. (Advisers) is the fund's investment manager. The principal business address for Franklin Advisers, Inc. is 777 Mariners Island Boulevard, San Mateo, California 94403-7777.

Janus Aspen Series:

o Growth Portfolio- Institutional Shares. Seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio normally invests in common stocks of larger, more established companies.

Janus Capital Management LLC is the investment adviser and is responsible for the day-to-day management of the portfolio and other business affairs of the portfolio. Janus Capital Corporation's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

MFS(R) Variable Insurance Trust(SM):

o Emerging Growth Series. Seeks long-term growth of capital. The Series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of those securities, of emerging growth companies.

MFS Investment Management(R) ("Massachusetts Financial Services Company"), a Delaware corporation, is the investment adviser to this MFS Series. The principal business address for the Massachusetts Financial Services Company is 500 Boylston Street, Boston, Massachusetts 02116.

T. Rowe Price International Series, Inc.:

o International Stock Portfolio. Seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

T. Rowe Price International, Inc. is the investment manager for this fund. The principal business address for T. Rowe Price International, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202.

The investment advisers for the Funds charge a daily investment management fee as compensation for their services.

In the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual funds. Although neither of the companies that invest in the Funds nor the Funds currently foresees any such disadvantage, the Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

      (1)   changes in state insurance law;

      (2)   changes in federal income tax law;

      (3)   changes in the investment management of any portfolio of the Funds;
            or

      (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

An affiliate of each of the Funds may compensate Pruco Life of New Jersey based upon an annual percentage of the average assets held in the Fund by Pruco Life of New Jersey under the Contracts. These percentages may vary by Fund and/or Portfolio, and reflect administrative and other services we provide.

Voting Rights

We are the legal owner of the shares of the mutual funds associated with the variable investment options. However, we vote the shares of the mutual funds according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal or state regulation. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life of New Jersey to vote shares of the Funds in its own right, it may elect to do so.

Pruco Life of New Jersey may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of a Fund's portfolios, or to approve or disapprove an investment advisory contract for a Fund. In addition, Pruco Life of New Jersey itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Fund's portfolios, provided that Pruco Life of New Jersey reasonably disapproves such changes in accordance with applicable federal regulations. If Pruco Life of New Jersey does disregard voting instructions, it will advise Contract owners of that action and its reasons for such action in the next annual or semi-annual report to Contract owners.

Substitution of Funds

We may substitute one or more of the mutual funds used by the variable investment options. We may also cease to allow investments in existing funds. We do this only if events such as investment policy changes or tax law changes make the mutual fund unsuitable. We would not do this without the approval of the Securities and Exchange Commission and necessary state insurance department approvals. You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate Option

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Pruco Life of New Jersey has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option. Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

You may choose to invest, initially or by transfer, all or part of your Contract Fund to a fixed rate option. This amount becomes part of Pruco Life of New Jersey's general account. The general account consists of all assets owned by Pruco Life of New Jersey other than those in the Account and in other separate accounts that have been or may be established by Pruco Life of New Jersey. Subject to applicable law, Pruco Life of New Jersey has sole discretion over the investment of the general account assets, and Contract owners do not share in the investment experience of those assets. Instead, Pruco Life of New Jersey guarantees that the part of the Contract Fund allocated to the fixed rate option will accrue interest daily at an effective annual rate that Pruco Life of New Jersey declares periodically, but not less than an effective annual rate of 4%. Pruco Life of New Jersey is not obligated to credit interest at a rate higher than an effective annual rate of 4%, although we may do so.

Transfers from the fixed rate option are subject to strict limits. See Transfers, page 25. The payment of any cash surrender value attributable to the fixed rate option may be delayed up to six months. See When Proceeds are Paid, page 34.

                              CHARGES AND EXPENSES

The total amount invested at any time in the Contract Fund consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed rate option, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See Loans, page 32. Most charges, although not all, are made by reducing the Contract Fund.

Charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed. Charges for taxes attributable to premiums will be set at one rate for all contracts like this one. Changes in other factors will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.

This section provides a more detailed description of each charge that is described briefly in the charts beginning on page 1.

In several instances we will use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Pruco Life of New Jersey is entitled to make under the Contract. The "current charge" is the lower amount that Pruco Life of New Jersey is now charging. However, if circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Sales Load Charges

We reserve the right to charge up to 12% of premiums paid in the first five Contract years for sales expenses. This charge is reduced to 4% of premiums paid in subsequent Contract years. This charge, often called a "sales load", is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature. Part of those costs related to sales are also recovered by surrender charges. See Surrender Charges, page 19.

Currently, we deduct 12% of premiums paid in the first five Contract years up to the amount of the Sales Load Target Premium and 4% of premiums paid in excess of this amount. For both Type A (fixed) death benefit and Type B (variable) death benefit Contracts, the Sales Load Target Premium is defined as the Lifetime Premium for a Type A death benefit, excluding any premiums for riders or extra risk charges. We deduct 4% of the premiums paid in Contract years six through 10, and 2% of premiums paid thereafter. See PREMIUMS, page 23.

Attempting to structure the timing and amount of premium payments to reduce the potential sales load may increase the risk that your Contract will lapse without value. Delaying the payment of premium amounts to later years will adversely affect the Death Benefit Guarantee if the accumulated premium payments do not reach the Death Benefit Guarantee Values shown on your Contract data pages. See Death Benefit Guarantee, page 26. In addition, there are circumstances where payment of premiums that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits, page 34.

Surrender Charges

We will assess a surrender charge if, during the first 10 Contract years, the Contract lapses, is surrendered, or in some instances, the basic insurance amount is decreased. See Changing the Type of Death Benefit, page 28, Withdrawals, page 32, and Decreases in Basic Insurance Amount, page 30. This charge is deducted to cover sales costs and administrative costs, such as: the cost of processing applications, conducting examinations, determining insurability and the insured's rating class, and establishing records. We may charge up to $8 per $1,000 of basic insurance amount if you surrender your Contract. Currently, we charge $5 per $1,000 of basic insurance amount. This charge is level for the first five Contract years and declines monthly until it reaches zero at the end of the 10th Contract year. These surrender charges are similar to what is often referred to as "deferred sales load" charges and compensate Pruco Life of New Jersey for administrative costs associated with the sale of the Contracts.

Cost of Insurance

We deduct, monthly, a cost of insurance ("COI") charge proportionately from the dollar amounts held in each of the chosen investment options. The purpose of this charge is to provide insurance coverage. Upon the second death of two insureds, the amount payable to the beneficiary (assuming there is no Contract debt) is larger than the Contract Fund - significantly larger if both insureds died in the early years of a Contract. The cost of insurance charges collected from all Contract owners enables Pruco Life of New Jersey to pay this larger death benefit. The maximum COI charge is determined by multiplying the amount by which the Contract's death benefit exceeds the Contract Fund ("net amount at risk") under a Contract by maximum COI rates.

The net amount at risk is affected by factors such as: investment performance, premium payments, charges, and simplified underwriting. For example, if we are using simplified underwriting, which would cause a healthy individual to pay more than a substantially similar policy using a different underwriting method, we must state that the COI rates are higher for healthy individuals under this underwriting method than a similar policy using a different underwriting method. The maximum COI rates are based upon both insureds' current attained age, sex, smoking status, and extra rating class, if any. At most ages, Pruco Life of New Jersey's current COI rates are lower than the maximum rates.

Taxes Attributable to Premiums

We reserve the right to charge up to 7.5% for taxes attributable to premiums. In Oregon, this is called a premium based administrative charge. For these purposes, "taxes attributable to premiums" shall include any federal, state or local income, premium, excise, business or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Pruco Life of New Jersey.

This charge is made up of two parts, which currently equal a total of 3.75% of the premiums received.

The first part is a charge for state and local premium taxes. The current amount for this first part is 2.5% of the premium and is Pruco Life of New Jersey's estimate of the average burden of state taxes generally. Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5%. The rate applies uniformly to all Contract owners without regard to state of residence. Pruco Life of New Jersey may collect more for this charge than it actually pays for state and local premium taxes.

The second part is for federal income taxes measured by premiums, and it is currently equal to 1.25% of premiums. We believe that this charge is a reasonable estimate of an increase in Pruco Life of New Jersey's federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax.

Under current law, Pruco Life of New Jersey may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, the areimposition of any such taxes upon Pruco Life of New Jersey that are attributable to the Account may result in a corresponding charge against the Account.

Monthly Deductions from the Contract Fund

Pruco Life of New Jersey deducts the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].

a) An administrative charge based on the basic insurance amount is deducted. The charge is intended to compensate us for things like processing claims, keeping records, and communicating with Contract owners. Currently, we charge the following:

      o generally, if the average issue age of the insureds is less than 40 in the first five Contract years, we deduct $10 per Contract plus $0.07 per $1,000 of basic insurance amount;

      o if the average issue age of the insureds is 40 or greater in the first five Contract years, we deduct $10 per Contract plus $0.08 per $1,000 of basic insurance amount;

      o in all subsequent years, we deduct $10 per Contract plus $0.01 per $1,000 of basic insurance amount.

      Pruco Life of New Jersey reserves the right, however, to charge up to $10 per Contract plus $0.10 per $1,000 of basic insurance amount in the first five Contract years and $10 per Contract plus $0.05 per $1,000 of basic insurance amount in subsequent years.

b) You may add one or more of several riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted. See RIDERS, page 23.

c) If an insured is in a substandard risk classification (for example, a person in a hazardous occupation), additional charges will be deducted.

d) A charge may be deducted to cover federal, state or local taxes (other than "taxes attributable to premiums" described above) that are imposed upon the operations of the Account. At present no such taxes are imposed and no charge is made.

The earnings of the Account are taxed as part of the operations of Pruco Life of New Jersey. Currently, no charge is being made to the Account for Pruco Life of New Jersey's federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums. See Taxes Attributable to Premiums, page 19. Pruco Life of New Jersey periodically reviews the question of a charge to the Account for Company federal income taxes. We may make such a charge in the future for any federal income taxes that would be attributable to the Contracts.

Daily Deduction from the Variable Investment Options

Each day we deduct a charge from the assets of each of the variable investment options in an amount equivalent to an effective annual rate of 0.9%. This charge is intended to compensate Pruco Life of New Jersey for assuming mortality and expense risks under the Contract. The mortality risk assumed is that the insureds may live for shorter periods of time than Pruco Life of New Jersey estimated when it determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Pruco Life of New Jersey estimated in fixing its administrative charges.

Transaction Charges

(a) We currently charge an administrative processing fee equal to the lesser of $25 or 2% of the withdrawal amount in connection with each withdrawal.

(b) We reserve the right to charge an administrative processing fee of up to $25 made in connection with each decrease in basic insurance amount. We currently do not make such a charge.

(c) We currently charge an administrative processing fee of $25 for each transfer exceeding 12 in any Contract year.

Portfolio Charges

Charges deducted from, and expenses paid out of, the assets of the Funds as described in the Fund prospectuses.

Rider Charges

Charges will be deducted for additional benefits.

                    PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

Unless a different owner is named in the application, the Contract owner is the insured. If a different Contract owner is named, we will show that Contract owner in an endorsement to the Contract. This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date you signed the request.

While the insured is living, the Contract owner alone is entitled to any contract benefit and value, and to the exercise of any right and privilege granted by the Contract or by us. For example, the Contract owner is entitled to surrender the Contract, access contract values through loans and withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the second of two insureds. You may designate or change a beneficiary by sending us a request in a form that meets our needs. We may ask you to send us the contract to be endorsed. If we receive your request, and the contract if we ask for it, we will file and record the change and it will take effect as of the date you signed the request. But if we make any payment(s) before we receive the request, we will not have to make the payment(s) again. Any beneficiary's interest is subject to the rights of any assignee we know of.

When a beneficiary is designated, any relationship shown is to the insureds, unless otherwise stated.

                        OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without Pruco Life of New Jersey's consent. Pruco Life of New Jersey assumes no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Home Office.

Incontestability

We will not contest the Contract after it has been in-force during the lifetime of both insureds for two years from the issue date, except for non-payment of enough premium to pay the required charges and when any change is made in the Contract that requires Pruco Life of New Jersey's approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of at least one insured. At the end of the second Contract year we will mail you a notice requesting that you tell us if either insured has died. Failure to tell us of the death of an insured will not avoid a contest, if we have a basis for one, even if premium payments continue to be made.

Misstatement of Age or Sex

If an insured's stated age or sex or both are incorrect in the Contract, Pruco Life of New Jersey will adjust the death benefits payable and any amount to be paid, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.

Settlement Options

The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Pruco Life of New Jersey and Prudential have entered into an agreement under which Prudential furnishes Pruco Life of New Jersey the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential's Alliance Account. Pruco Life of New Jersey transfers to Prudential an amount equal to the amount of the death claim, and Prudential establishes an individual account within its Alliance Account in the name of the beneficiary and makes all payments necessary to satisfy such obligations. Any Pruco Life of New Jersey representative authorized to sell this Contract can explain these options upon request.

Simultaneous Death

If both insureds die while the Contract is in-force and we find there is lack of sufficient evidence that they died other than simultaneously, we will assume that the older insured died first.

Suicide Exclusion

If either insured, whether sane or insane, dies by suicide within two years from the issue date, the Contract will end and we will return the premiums paid. If there is a surviving insured, we will make a new contract available on the life of that insured. The issue age, Contract date, and the insured's underwriting classification will be the same as they are in the Contract. The amount of coverage will be the lesser of (1) the contract's basic insurance amount, and
(2) the maximum amount we allow on the Contract date for single life contracts. The new contract will not take effect unless all premiums due since the Contract date are paid within 31 days after we notify you of the availability of the new contract.

                                     RIDERS

Contract owners may be able to obtain extra fixed benefits which may require an additional premium. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges applicable to the riders will be deducted from the Contract Fund on each Monthly date.

One rider gives insureds the option to exchange the Contract for two new life insurance contracts, one on the life of each insured, in the event of a divorce or if certain changes in tax law occur. Exercise of this option may give rise to taxable income. Another pays an additional amount if both insureds die within a specified number of years. See Tax Treatment of Contract Benefits, page 34. Certain restrictions may apply; they are clearly described in the applicable rider. Any Pruco Life of New Jersey representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Pruco Life of New Jersey upon written request.

                     REQUIREMENTS FOR ISSUANCE OF A CONTRACT

You may apply for a minimum basic insurance amount of $250,000. The Contract may be issued on two insureds each between the ages of 18 and 90. Pruco Life of New Jersey requires evidence of insurability on each insured which may include a medical examination before issuing any Contract. Non-smokers are offered more favorable cost of insurance rates than smokers. Pruco Life of New Jersey charges a higher cost of insurance rate and/or an additional amount if an extra mortality risk is involved. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.

                                    PREMIUMS

Minimum Initial Premium

The Contract is a flexible premium contract. The minimum initial premium is due on or before the Contract date. It is the premium needed to start the Contract. The minimum initial premium is equal to 9% of the Target Premium. There is no insurance under the Contract unless the minimum initial premium is paid. Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts (the minimum premium payment is $15 for premiums made by electronic fund transfer).

We may require an additional premium if adjustments to premium payments exceed the minimum initial premium or there are Contract Fund charges due on or before the payment date. We reserve the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund. Furthermore, there are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. If you make a payment that would cause the Contract to be characterized as a Modified Endowment Contract, we will send you a letter to advise you of your options. Generally, you have 60 days from when we received your payment to remove the excess premiums and any accrued interest. If you choose not to remove the excess premiums and accrued interest, your Contract will become permanently characterized as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 34.

If we receive the first premium payment on or before the Contract date, we will credit the invested premium amount to the Contract Fund on the Contract date. If we receive the first premium payment after the Contract date, we will credit the premium amount to the Contract Fund on the payment receipt date.

Available Types of Premium

Once the minimum initial premium payment is made, there are no required premiums. However, there are several types of "premiums" which are described below. Understanding them may help you understand how the Contract works.

o Target Premiums are premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force until the youngest insured's age 75, or if later, during the first 10 Contract years, regardless of investment performance, and assuming no loans or withdrawals. If you choose to continue the Death Benefit Guarantee beyond this period, you will have to begin paying premiums substantially higher than the Target Premium. However, not all Contracts offer the Death Benefit Guarantee beyond this period. The length of the Death Benefit Guarantee available to you depends on your Contract's death benefit type, the Contract Fund having sufficient money to cover all charges, and the definition of life insurance test selected at issue. See Death Benefit Guarantee, page 28. These Target Premiums will be higher for a Contract with a Type B (variable) death benefit than for a Contract with a Type A (fixed) death benefit. When you purchase a Contract, your Pruco Life representative can tell you the amount[s] of the Target Premium. For a Contract with no riders or extra risk charges, these premiums will be level.

o Short-Term Premiums are premiums that, in some instances, make it possible to pay a premium lower than the Target Premium. These Short-Term Premiums, if paid at the beginning of each Contract year, will keep the Contract in-force during the first five Contract years, regardless of investment performance and assuming no loans or withdrawals. To continue the Death Benefit Guarantee beyond this period, you will have to begin paying premiums higher than the Short-Term Premium. However, not all Contracts offer the Death Benefit Guarantee beyond five Contract years. The length of the Death Benefit Guarantee available to you depends on your Contract's death benefit type, the Contract Fund having sufficient money to cover all charges, and the definition of life insurance test selected at issue. See Death Benefit Guarantee, page 28. When you purchase a Contract, your Pruco Life representative can tell you the amount[s] of the Short-Term Premium. As is the case with the Target Premium, for a Contract with no riders or extra risk charges, these premiums will be level.

o Lifetime Premiums are premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force during the lifetime of the insured, regardless of investment performance and assuming no loans or withdrawals (not applicable to all Contracts). See Death Benefit Guarantee, page 28. As is the case with the Target Premium, for a Contract with no riders or extra risk charges, these premiums will be level. When you purchase a Contract, your Pruco Life representative can tell you the amount[s] of the Lifetime Premium.

We can bill you for the amount you select annually, semi-annually, or quarterly. Because the Contract is a flexible premium contract, there are no scheduled premium due dates. When you receive a premium notice, you are not required to pay this amount. The Contract will remain in-force if: (1) the Contract Fund, less any applicable surrender charges, is greater than zero and more than any Contract debt or (2) you have paid sufficient premiums, on an accumulated basis, to meet the Death Benefit Guarantee conditions and Contract debt is not equal to or greater than the Contract Fund, less any applicable surrender charges. You may also pay premiums automatically through pre-authorized monthly electronic fund transfers from a bank checking account. If you elect to use this feature, you choose the day of the month on which premiums will be paid and the amount of the premiums paid. We will then draft from your account the same amount on the same date each month.

When you apply for the Contract, you should discuss with your Pruco Life of New Jersey representative, how frequently you would like to be billed (if at all) and for what amount.

Allocation of Premiums

On the Contract date: (1) we deduct the charge for sales expenses and the charge for taxes attributable to premiums from the initial premium; (2) we allocate the remainder of the initial premium and any other premium received during the short-term cancellation right ("free-look") period to the Money Market investment option; and (3) the first monthly deductions are made. At the end of the "free-look" period, these funds will be transferred out of the Money Market investment option and allocated among the variable investment options and/or the fixed rate option according to your most current allocation request. The transfer from the Money Market investment option immediately following the "free-look" period will not be counted as one of your 12 free transfers described below. If the first premium is received before the Contract date, there will be a period during which the Contract owner's initial premium will not be invested.

The charge for sales expenses and the charge for taxes attributable to premiums also apply to all subsequent premium payments. The remainder will be invested as of the end of the valuation period in which it is received at a Home Office, in accordance with the allocation you previously designated. The "valuation period" means the period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the variable investment options are calculated, which is generally 4:00 p.m. Eastern time on each day during which the New York Stock Exchange is open.

Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office or by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33"% cannot. Of course, the total allocation to all selected investment options must equal 100%.

Transfers

You may, up to 12 times in each Contract year, transfer amounts among the variable investment options or to the fixed rate option without charge. Additional transfers may be made during each Contract year, but only with our consent. There is an administrative charge of up to $25 for each transfer made exceeding 12 in any Contract year. All or a portion of the amount credited to a variable investment option may be transferred. Transfers will not be made until the end of the "free-look" period.

Transfers among variable investment options will take effect as of the end of the valuation period in which a proper transfer request is received at a Home Office. The request may be in terms of dollars, such as a request to transfer $10,000 from one variable investment option to another, or may be in terms of a percentage reallocation among variable investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment. See Assignment, page 22.

Only one transfer from the fixed rate option will be permitted during each Contract year. The maximum amount which may be transferred out of the fixed rate option each year is the greater of: (a) 25% of the amount in the fixed rate option; and (b) $2,000. Pruco Life of New Jersey may change these limits in the future. We may waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining).

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. Pruco Life of New

Jersey cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the investment option or to the disadvantage of other contract owners. If such a pattern were to be found, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one contract owner.

Dollar Cost Averaging

We are currently offering a feature called Dollar Cost Averaging ("DCA"). Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA Money Market investment option into other variable investment options available under the Contract, excluding the fixed rate option. You may choose to have periodic transfers made monthly or quarterly. DCA transfers will not begin until the end of the "free-look" period.

Each automatic transfer will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period which immediately follows that date. Automatic transfers will continue until: (1) $50 or less remains of the amount designated for Dollar Cost Averaging, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature. Currently, a transfer that occurs under the DCA feature is not counted towards the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements, or discontinue the feature.

Auto-Rebalancing

As an administrative practice, we are currently offering a feature called Auto-Rebalancing. This feature allows you to automatically rebalance variable investment option assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of variable investment options X and Y is split 40% and 60%, respectively. Then, due to investment results, that split changes. You may instruct that those assets be rebalanced to your original or different allocation percentages. Auto-Rebalancing is not available until the end of the "free-look" period.

Auto-Rebalancing can be performed on a quarterly, semi-annual, or annual basis. Each rebalance will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate, provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period which immediately follows that date. The fixed rate option cannot participate in this administrative procedure. Currently, a transfer that occurs under the Auto-Rebalancing feature is not counted towards the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements, or discontinue the feature.

                                 DEATH BENEFITS

Contract Date

There is no insurance under this Contract until the minimum initial premium is paid. When the first premium payment is paid with the application for a Contract, the Contract date will ordinarily be the later of the application date or the medical examination date. If the first premium is not paid with the application, the Contract date will be the date on which the first premium is paid and the Contract is delivered. Under certain circumstances, we may allow the Contract to be backdated for the purpose of lowering one or both insureds' issue ages, but only to a date not earlier than six months prior to the application date. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges. For a Contract that is backdated, we will credit the initial premium as of the date of receipt and will deduct any charges due on or before that date.

When Proceeds Are Paid

Pruco Life of New Jersey will generally pay any death benefit, cash surrender value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received at a Home Office. Other than the death benefit, which is determined as of the date of the second death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, Pruco Life of New Jersey may delay payment of proceeds from the variable investment option[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed rate option, Pruco Life of New Jersey expects to pay the cash surrender value promptly upon request. However, Pruco Life of New Jersey has the right to delay payment of such cash surrender value for up to six months (or a shorter period if required by applicable law). Pruco Life of New Jersey will pay interest of at least 3% a year if it delays such a payment for 30 days or more (or a shorter period if required by applicable law).

Types of Death Benefit

You may select either a Type A (fixed) or a Type B (variable) death benefit at issue. Generally, a Contract with a Type A (fixed) death benefit has a death benefit equal to the basic insurance amount. This type of death benefit does not vary with the investment performance of the investment options you selected, except where the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where Pruco Life of New Jersey increases the death benefit to ensure that the Contract will satisfy the Internal Revenue Service's definition of life insurance. The payment of additional premiums and favorable investment results of the variable investment options to which the assets are allocated will generally increase the cash surrender value and decrease the net amount at risk and result in lower charges. See How a Contract's Cash Surrender Value Will Vary, page 31.

A Contract with a Type B (variable) death benefit has a death benefit which will generally equal the basic insurance amount plus the Contract Fund. Since the Contract Fund is a part of the death benefit, favorable investment performance and payment of additional premiums generally result in an increase in the death benefit, as well as in the cash surrender value. Over time, however, the increase in the cash surrender value will be less than under a Type A (fixed) Contract. This is because, given two Contracts with the same basic insurance amount and equal Contract Funds, generally the cost of insurance charge for a Type B (variable) Contract will be greater due to a greater net amount at risk. See How a Contract's Cash Surrender Value Will Vary, page 31. Unfavorable investment performance will result in decreases in the cash surrender value and may result in decreases in the death benefit and in the cash surrender value. However, as long as the Contract is not in default and there is no Contract debt, the death benefit may not fall below the basic insurance amount stated in the Contract.

In choosing a death benefit type, you should also consider whether you intend to use the withdrawal feature. Contract owners of Type A (fixed) Contracts should note that any withdrawal may result in a reduction of the basic insurance amount and the deduction of any applicable surrender charges. We will not allow you to make a withdrawal that will decrease the basic insurance amount below the minimum basic insurance amount. For Type B (variable) Contracts, withdrawals will not change the basic insurance amount. See Withdrawals, page 32.

The way in which the cash surrender values and death benefits will change depends significantly upon the investment results that are actually achieved.

Changing the Type of Death Benefit

You may change the type of death benefit any time after issue and subject to Pruco Life of New Jersey's approval. Currently, Pruco Life of New Jersey does not require a medical examination. We will adjust the basic insurance amount so that the death benefit immediately after the change matches the death benefit immediately before the change.

If you are changing your Contract's death benefit from Type A to Type B, we will reduce the basic insurance amount by the amount in your Contract Fund on the date the change takes place. The basic insurance amount after a change may not be lower than the minimum basic insurance amount applicable to the Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 23. We reserve the right to make an administrative processing charge of up to $25 for any change in the basic insurance amount, although we do not currently do so. A type change that reduces the basic insurance amount may result in the assessment of surrender charges. See CHARGES AND EXPENSES, page 18. If you are changing your Contract's death benefit from Type B to Type A, we will increase the basic insurance amount by the amount in your Contract Fund on the date the change takes place. This is illustrated in the following chart.

                                          ----------------------------------------------------------------------------------------
                                               Changing the Death Benefit from             Changing the Death Benefit from
                                                     Type A      Type B                          Type B      Type A
                                                    (Fixed) -> (Variable)                      (Variable) -> (Fixed)
----------------------------------------------------------------------------------------------------------------------------------
         Basic Insurance Amount                     $300,000 -> $250,000                         $300,000 -> $350,000

             Contract Fund                           $50,000 -> $50,000                           $50,000 -> $50,000

             Death Benefit*                         $300,000 -> $300,000                         $350,000 -> $350,000
----------------------------------------------------------------------------------------------------------------------------------
* assuming there is no Contract debt
----------------------------------------------------------------------------------------------------------------------------------

Changing your Contract's type of death benefit from Type A to Type B during the first 10 Contract years may result in the assessment of surrender charges. In addition, we reserve the right to make an administrative processing charge of up to $25 for any decrease in basic insurance amount, although we do not currently do so. See CHARGES AND EXPENSES, page 18.

To request a change, fill out an application for change which can be obtained from your Pruco Life of New Jersey representative or a Home Office. If the change is approved, we will recompute the Contract's charges and appropriate tables and send you new Contract data pages. We may require you to send us your Contract before making the change. There may be circumstances under which a change in the death benefit type may cause the Contract to be classified as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits, page 34.

Death Benefit Guarantee

Although you decide what premium amounts you wish to pay, sufficient premium payments, on an accumulated basis, will guarantee that your Contract will not lapse and a death benefit will be paid upon the second death of two insureds. This will be true even if, because of unfavorable investment experience, your Contract Fund value drops to zero. Withdrawals may adversely affect the status of the Death Benefit Guarantee. Likewise, a Contract loan may adversely affect any Death Benefit Guarantee. See Withdrawals, page 33 and Loans, page 32. You should consider how important the Death Benefit Guarantee is to you when deciding what premium amounts to pay into the Contract.

At the Contract date and on each monthly date, during the Death Benefit Guarantee period shown on your Contract data pages, we calculate your Contract's "Accumulated Net Payments" as of that date. Accumulated Net Payments equal the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4%. The Death Benefit Guarantee Values are used solely to determine if a Death Benefit Guarantee is in effect. They are not cash values that you can realize by surrendering the Contract, nor are they payable death benefits. The Limited Death Benefit Guarantee Values apply until age 75 of the younger insured, or 10 years after issue, whichever is later. Correspondingly, the Lifetime Death Benefit Guarantee Values are shown for the lifetime of the Contract. In addition, the Contract data pages show Limited and Lifetime Death Benefit Guarantee Values as of Contract anniversaries. Values for non-anniversary Monthly dates will reflect the number of months elapsed between Contract anniversaries.

At each Monthly date, during the Death Benefit Guarantee period shown on your Contract data pages, we will compare your Accumulated Net Payments to the Death Benefit Guarantee Value as of that date. If your Accumulated Net Payments equal or exceed the Death Benefit Guarantee Value or Contract debt does not equal or exceed the Contract Fund less any applicable surrender charges, then the Contract is kept in-force, regardless of the amount in the Contract Fund.

Short-Term, Target, and Lifetime Premiums are payments which correspond to the Death Benefit Guarantee Values shown on your Contract data pages. For example, payment of the Short-Term Premium at the beginning of each Contract year guarantees that your Contract will not lapse during the first five Contract years, assuming no loans or withdrawals. However, payment of the Short-Term Premium after year five will not assure that your Contract's Accumulated Net Payments will continue to meet the Death Benefit Guarantee Values. See PREMIUMS, page 23. If you want a Death Benefit Guarantee to last longer than five years, you should expect to pay at least the Target Premium at the start of each Contract year. Paying the Target Premium at the beginning of each Contract year guarantees your Contract against lapse until the youngest insured's age 75 or for 10 years after issue, whichever comes later, assuming no loans or withdrawals. However, payment of the Target Premium after this Death Benefit Guarantee period will not assure that your Contract's Accumulated Net Payments will meet the subsequent, much higher Death Benefit Guarantee Values.

If you want a Death benefit Guarantee to last the lifetime of the youngest insured, then you should expect to pay at least the Lifetime Premium at the start of each Contract year. Paying the Lifetime Premium at the beginning of each Contract year guarantees your Contract against lapse for the youngest insured's lifetime, assuming no loans or withdrawals.

The following table provides sample Short-Term, Target, and Lifetime Premiums (to the nearest dollar) for Basic Insurance Amounts of $250,000. The examples assume the insureds are a male and a female, both the same age, both smokers, with no extra risk or substandard ratings, and no riders added to the Contract. For those who qualify for more favorable underwriting classes, the premiums may be lower than those shown on the chart, and for those who are classified as substandard, the premiums may be higher.

------------------------------------------------------------------------------------------------------------------------------------
                                                  Illustrative Annual Premiums
------------------------------------------------------------------------------------------------------------------------------------
                                       Short-Term Premium         Target Premium corresponding to
Age of both         Type of       corresponding to the Limited                  the                         Lifetime Premium
insureds at      Death Benefit   Death Benefit Guarantee Values   Limited Death Benefit Guarantee    corresponding to the Lifetime
   issue            Chosen          (first five years only)                    Values                Death Benefit Guarantee Values
------------------------------------------------------------------------------------------------------------------------------------
    40          Type A (Fixed)              $ 1,137                           $ 2,697                           $ 3,447
    40        Type B (Variable)             $ 1,137                           $ 3,456                           $11,862
    60          Type A (Fixed)              $ 3,766                           $ 6,358                           $ 8,746
    60        Type B (Variable)             $ 3,766                           $ 7,613                           $27,694
    80          Type A (Fixed)              $21,803                           $26,238                           $28,887
    80        Type B (Variable)             $21,803                           $33,321                           $71,153
------------------------------------------------------------------------------------------------------------------------------------

Paying the Short-Term, Target, or Lifetime Premiums at the start of each Contract year is one way of reaching the Death Benefit Guarantee Values; it is certainly not the only way. The Death benefit Guarantee allows considerable flexibility as to the timing of premium payments. Your Pruco Life of New Jersey representative can supply sample illustrations of various premium amount and frequency combinations that correspond to the Death Benefit Guarantee Values.

When determining what premium amounts to pay and the frequency of your payments, you should consider carefully the value of maintaining the Death Benefit Guarantee. If you desire the Death Benefit Guarantee until the later of the youngest insured's age 75 or 10 years after issue, you may prefer to pay at least the Target Premium in all years, rather than paying the lower Short-Term Premium in the first five years. If you pay only enough premium to meet the Death Benefit Guarantee Values in the first five years, you will need to pay more than the Target Premium at the beginning of the 6th year in order to continue the Death Benefit Guarantee.

Similarly, if you desire the Death Benefit Guarantee for lifetime protection, you may prefer to pay generally higher premiums in all years, rather than trying to make such payments on an as needed basis. For example, if you pay only enough premium to meet the Death Benefit Guarantee Values until the later of the youngest insured's age 75 or 10 years after issue, a substantial amount may be required to meet the subsequent Death Benefit Guarantee Values and continue the guarantee. In addition, it is possible that the payment required to continue the guarantee beyond this period could exceed the premium payments allowed to be paid without causing the Contract to become a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 34.

The Death Benefit Guarantee allows considerable flexibility as to the timing of premium payments. Your Pruco Life of New Jersey representative can supply sample illustrations of various premium amount and frequency combinations that correspond to the Death Benefit Guarantee Values.

Decreases in Basic Insurance Amount

You also have the additional option of decreasing the basic insurance amount of your Contract without withdrawing any cash surrender value at any time after the first Contract anniversary. Contract owners who conclude that, because of changed circumstances, the amount of insurance is greater than needed, will be able to decrease their amount of insurance protection and the monthly deductions for the cost of insurance without decreasing their current cash surrender value. The cash surrender value of the Contract on the date of the decrease will not change, except that an administrative processing fee of up to $25 and a surrender charge may be deducted. If we ask you to, you must send us your Contract to be endorsed. The

Contract will be amended to show the new basic insurance amount, charges, values in the appropriate tables and the effective date of the decrease.

In addition, the basic insurance amount after the decrease must be at least equal to the minimum basic insurance amount shown under Contract Limitations in your Contract data pages. No administrative processing charge is currently being made in connection with a decrease in basic insurance amount. However, we reserve the right to make such a charge in an amount of up to $25. See CHARGES AND EXPENSES, page 18. If we ask you to, you must send us your Contract to be endorsed. The Contract will be amended to show the new basic insurance amount, charges, values in the appropriate tables and the effective date of the decrease. A decrease will not take effect if the insured is not living on the effective date.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. In addition, it is important to note that if the basic insurance amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page
34. Before requesting any decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative.

                                 CONTRACT VALUES

How a Contract's Cash Surrender Value Will Vary

You may surrender the Contract for its cash surrender value (referred to as net cash value in your Contract). The Contract's cash surrender value on any date will be the Contract Fund less any applicable surrender charges and less any Contract debt. See Loans, page 32. The Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of the variable investment options; (2) interest credited on any amounts allocated to the fixed rate option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under CHARGES AND EXPENSES, page 18. Upon request, Pruco Life of New Jersey will tell you the cash surrender value of your Contract. It is possible for the cash surrender value of a Contract to decline to zero because of unfavorable investment performance or outstanding Contract debt.

The tables on pages T1 through T4 of this prospectus illustrate approximately what the cash surrender values would be for representative Contracts paying certain premium amounts (see PREMIUMS, page 23), assuming hypothetical uniform investment results in the Fund portfolios. The tables assume maximum charges will be made. See ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS, page 38.

Surrender of a Contract

A Contract may be surrendered for its cash surrender value (or for a fixed reduced paid-up insurance benefit for Contracts issued in New York state) while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets Pruco Life of New Jersey of New Jersey's needs, to a Home Office. The cash surrender value of a surrendered Contract will be determined as of the end of the valuation period in which such a request is received in a Home Office. Surrender of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 34.

Fixed reduced paid-up insurance (available on Contracts issued in New York state only) provides paid-up insurance, the amount of which will be paid when the insured dies. There will be cash values and loan values. The loan interest rate for fixed reduced paid-up insurance is 5%. Upon surrender of the Contract, the amount of fixed reduced paid-up insurance depends upon the net cash value and the insured's issue age, sex, smoker/non-smoker status, and the length of time since the Contract date.

Loans

You may borrow from Pruco Life of New Jersey an amount up to the current loan value of your Contract less any existing Contract debt using the Contract as the only security for the loan. The loan value at any time is equal to the sum of
(1) 90% of the portion of the cash value attributable to the variable investment options, and (2) the balance of the cash value, provided the Contract is not in default. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no loan value. The minimum loan amount you may borrow is $500. There is no minimum loan amount for Contracts issued in New York.

Interest charged on a loan accrues daily. Interest is due on each Contract anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, it becomes part of the loan and we will charge interest on it, too. Except in the case of preferred loans, we charge interest at an effective annual rate of 5%.

A portion of any amount you borrow on or after the 10th Contract anniversary may be considered a preferred loan. The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid (net premiums equal premiums paid less total withdrawals, if any). If the net premium amount is less than zero, we will, for purposes of this calculation, consider it to be zero. Only new loans borrowed after the 10th Contract anniversary may be considered preferred loans. Standard loans will not automatically be converted into preferred loans. Preferred loans are charged interest at an effective annual rate of 4.25%.

The Contract debt is the amount of all outstanding loans plus any interest accrued but not yet due. If at any time the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges, the Contract will go into default. We will notify you of a 61-day grace period, within which time you may repay all or enough of the loan to obtain a positive cash surrender value and thus keep the Contract in-force. If the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges and you fail to keep the Contract in-force, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. See LAPSE AND REINSTATEMENT, page 34 and Tax Treatment of Contract Benefits -- Pre-Death Distributions, page 35.

When a loan is made, an amount equal to the loan proceeds is transferred out of the Account and/or the fixed rate option, as applicable. Unless you ask us to take the loan amount from specific investment options and we agree, the reduction will be made in the same proportions as the value in each variable investment option and the fixed rate option bears to the total value of the Contract. While a loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract Fund. It will be credited with an effective annual rate of return of 4%. On each Monthly date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly date. The net cost of a standard loan is 1% and the net cost of a preferred loan is 1/4%.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract's crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, Pruco Life of New Jersey would take reasonable steps to attempt to avoid this result, including modifying the Contract's loan provisions, but cannot guarantee that such efforts would be successful.

A loan will not cause the Contract to lapse as long as Contract debt does not equal or exceed the Contract Fund, less any applicable surrender charges. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits, page 34.

Any Contract debt will directly reduce a Contract's cash surrender value and will be subtracted from the death benefit to determine the amount payable. In addition, even if the loan is fully repaid, it may have an effect on future death benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay using the investment allocation for future premium payments as of the loan payment date, plus interest credits accrued on the loan since the last transaction date. If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options. We reserve the right to change the manner in which we allocate loan repayments.

Withdrawals

Under certain circumstances, you may withdraw a portion of the Contract's cash surrender value without surrendering the Contract. The withdrawal amount is limited by the requirement that the net cash value after withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal and an amount that we estimate will be sufficient to cover the contract fund deductions for two monthly dates following the date of withdrawal. The amount withdrawn must be at least $500. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. An amount withdrawn may not be repaid except as a premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. Withdrawal of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits, page 34.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. For a Contract with a Type B death benefit, this will not change the basic insurance amount. However, under a Type A (fixed) Contract, the withdrawal may require a reduction in the basic insurance amount. No withdrawal will be permitted under a Type A (fixed) Contract if it would result in a basic insurance amount of less than the minimum basic insurance amount. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 23. It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal which causes a decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative. See Tax Treatment of Contract Benefits, page 34.

Currently, when you request a transaction which causes a decrease in basic insurance amount resulting in a Contract that is classified as a Modified Endowment Contract, we will provide an authorization form. The authorization form will confirm that you are aware that the Contract will become a Modified Endowment Contract if the transaction is completed. When we receive that properly completed form in a Home Office, we will complete the transaction and send a confirmation notice.

When a withdrawal is made, the Contract Fund is reduced by the sum of the cash surrender value withdrawn, the withdrawal fee, and any surrender charge. An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise. Withdrawal of any portion of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default. Withdrawals may also affect whether a Contract is kept in-force under the Death Benefit Guarantee, since withdrawals decrease your Accumulated Net Payments. See Death Benefit Guarantee, page 26.

Generally, Pruco Life of New Jersey will pay any withdrawn portion of cash surrender value or withdrawal amount within seven days after all the documents required for such a payment are received at a Home Office. With respect to the amount of any withdrawn portion of the cash surrender value allocated to the fixed rate option, Pruco Life of New Jersey expects to pay the cash surrender value promptly upon request. However, Pruco Life of New Jersey has the right to delay payment of such withdrawn amounts for up to six months (or a shorter period if required by applicable law). Pruco Life of New Jersey will pay interest of at least 3% a year if it delays such a payment for 30 days or more (or a shorter period if required by applicable law).

A Contract returned during the "free-look" period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

                             LAPSE AND REINSTATEMENT

Pruco Life of New Jersey will determine the value of the Contract Fund on each Monthly date. If the Contract Fund less any applicable surrender charges is zero or less, the Contract is in default unless it remains in-force under the Death Benefit Guarantee, assuming there are no outstanding loans. See Death Benefit Guarantee, page 26. Separately, if the Contract debt ever grows to be equal to or more than the Contract Fund less any applicable surrender charges, the Contract will be in default. Should this happen, Pruco Life of New Jersey will send you a notice of default setting forth the payment which we estimate will keep the Contract in-force for three months from the date of default. This payment must be received at a Home Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. If the second death occurs past the grace period, no death benefit is payable. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits, page 34.

A Contract that ended in default may be reinstated within five years after the date of default if all the following conditions are met:

      (1) both insureds are alive or one insured is alive and the Contract ended without value after the death of the other insured;

      (2) you provide renewed evidence of insurability on any insured who was living when the Contract went into default;

      (3) submission of certain payments sufficient to bring the Contract up to date and cover all charges and deductions for the next three months; and

      (4) any Contract debt with interest to date is restored or paid back. If the Contract debt is restored and the debt with interest would exceed the loan value of the reinstated Contract, the excess must be paid to us before reinstatement.

The reinstatement date will be the date we approve your request. We will deduct all required charges from your payment and the balance will be placed into your Contract Fund. If we approve the reinstatement, we will credit the Contract Fund with an amount equal to the surrender charge applicable as of the date of reinstatement.

                                      TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the

Contract's investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

In order to meet the definition of life insurance rules for federal income tax purposes, the Contract must satisfy one of the two following tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. At issue, the Contract owner chooses which of these two tests will apply to their Contract. This choice cannot be changed thereafter.

Under the Cash Value Accumulation Test, the Contract must maintain a minimum ratio of death benefit to cash value. Therefore, in order to ensure that the Contract qualifies as life insurance, the Contract's death benefit may increase as the Contract Fund value increases. The death benefit, at all times, must be at least equal to the Contract Fund multiplied by the applicable attained age factor. A listing of attained age factors can be found on your Contract data pages.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Contract in relation to the death benefit. In addition, there is a minimum ratio of death benefit to cash value associated with this test. This ratio, however, is less than the required ratio under the Cash Value Accumulation test. Therefore, the death benefit required under this test is generally lower than that of the Cash Value Accumulation test.

The selection of the definition of life insurance test most appropriate for you is dependent on several factors, including the insured's age at issue, actual Contract earnings, and whether or not the Contract is classified as a Modified Endowment Contract. You should consult your own tax adviser for complete information and advice with respect to the selection of the definition of life insurance test.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

      o you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, and

      o the Contract's death benefit will be income tax free to your beneficiary.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

      Contracts Not Classified as Modified Endowment Contracts.

            o If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

            o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals.

                  However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

                  o Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

            o Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract's crediting rate. Were the Internal Revenue Service to take this position, Pruco Life of New Jersey would take reasonable steps to avoid this result, including modifying the Contract's loan provisions.

      Modified Endowment Contracts.

            o The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract. You should first consult a tax adviser and your Pruco Life of New Jersey representative if you are contemplating any of these steps.

            o If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

            o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

            o All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Pruco Life of New Jersey, to be considered the owner of the underlying assets. Because of this uncertainty, Pruco Life of New Jersey reserves the right to make such changes as it deems necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made with such notice to affected Contract owners as is feasible under the circumstances.

Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

                                LEGAL PROCEEDINGS

We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against Pruco Life of New Jersey and Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries, including Pruco Life of New Jersey, entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied.

As of December 31, 2001 Prudential and/or Pruco Life of New Jersey remained a party to approximately 44 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. In addition, there were 19 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. Prudential and Pruco Life of New Jersey believed that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlements or who failed to "opt out" but nevertheless seek to proceed against Prudential and/or Pruco Life of New Jersey. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

Prudential has indemnified Pruco Life of New Jersey for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

Pruco Life of New Jersey's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life of New Jersey in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life of New Jersey's financial position.

                     ILLUSTRATIONS OF CASH SURRENDER VALUES,
                    DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The following four tables (pages T1 through T4) show how a Contract's death benefit and cash surrender values change with the investment experience of the Account. They are "hypothetical" because they are based, in part, upon several assumptions, which are described below. All four tables assume the following:

o a Contract with a basic insurance amount of $1,000,000 bought by a 55 year old male Preferred Non-Smoker and a 50 year old female Preferred Best, with no extra risks and no extra benefit riders added to the Contract.

o the Target Premium amount (see PREMIUMS, page 23) is paid on each Contract anniversary and no loans are taken.

o the Contract Fund has been invested in equal amounts in each of the 36 portfolios of the Funds and no portion of the Contract Fund has been allocated to the fixed-rate option.

The first table (page T1) assumes a Type A (fixed) Contract has been purchased and the second table (page T2) assumes a Type B (variable) Contract has been purchased. Both assume the current charges will continue indefinitely. The third and fourth tables (pages T3 and T4) are based upon the same assumptions except it is assumed the maximum contractual charges have been made from the beginning. See CHARGES AND EXPENSES, page 18.

Under the Type B Contract the death benefit changes to reflect investment returns. Under the Type A Contract, the death benefit increases only if the Contract Fund becomes large enough that an increase in the death benefit is necessary for the Contract to satisfy the Internal Revenue Code's definition of life insurance. See Types of Death Benefit, page 27.

There are four assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other three assumptions are that investment performance will be at a uniform gross annual rate of 4%, 8% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 4%, 8% and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values will change with investment experience.

The first column in the following four tables (pages T1 through T4) shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next four columns show the death benefit payable in each of the years shown for the four different assumed investment returns. The last four columns show the cash surrender value payable in each of the years shown for the four different assumed investment returns.

A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Fund expenses. The net return reflects average total annual expenses of the 36 portfolios of 0.XX%, and the daily deduction from the Contract Fund of 0.9% per year. Thus, gross returns of 0%, 4%, 8% and 12% are the equivalent of net returns of -X.XX%, X.XX%, X.XX% and XX.XX%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.XX% and will depend on which variable investment options are selected. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Funds and under the Contract.

The Contract allows you to invest your net premium dollars in a variety of professionally managed funds. Fluctuating investment returns in these funds, together with the actual pattern of your premium payments, our Contract charges, and any loans and withdrawals you may make will generate different Contract values than those illustrated, even if the averages of the investment rates of return over the years were to match those illustrated. Because of this, we strongly recommend periodic Contract reviews with your Pruco Life of New Jersey representative. Reviews are an excellent way to monitor the performance of the policy against your expectations and to identify adjustments that may be necessary.

If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 55 year old man and a 50 year old woman, may be useful for a 55 year old man and a 50 year old woman, but would be inaccurate if made for insureds of other ages, sex, or rating classes. Your Pruco Life of New Jersey representative can provide you with a hypothetical illustration for your own age, sex, and rating class.

                             ADDITIONAL INFORMATION

Pruco Life of New Jersey has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, or by telephoning (800) SEC-0330, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each contract owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

Further information may also be obtained from Pruco Life of New Jersey. Its address and telephone number are set forth on the inside front cover of this prospectus.

              DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

accumulated net payments -- The actual premium payments you make accumulated at an effective annual rate of 4%, less any withdrawals you make, accumulated at an effective annual rate of 4%.

attained age -- An insured's age on the Contract date plus the number of years since then.

basic insurance amount -- The amount of life insurance as shown in the Contract, not including riders. Also referred to as "face amount."

cash value -- An amount equal to the Contract Fund minus surrender charges.

cash surrender value -- The amount payable to the Contract owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract debt and minus surrender charges. Also referred to in the Contract as Net Cash Value.

Contract -- The Pruco Life of New Jersey Survivorship Variable Appreciable Life policy described in this prospectus.

Contract anniversary -- The same date as the Contract date in each later year.

Contract date -- The date the Contract is effective, as specified in the Contract.

Contract debt -- The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund -- The total amount credited to a specific Contract. On any date it is equal to the sum of the amounts in all the variable investment options and the fixed rate option, and the principal amount of any Contract debt plus any interest earned thereon.

Contract month -- A month that starts on the Monthly date.

Contract owner[s] -- You. Unless a different owner is named in the application, the owners of the Contract are the insureds jointly or the survivor of them. If the Contract is owned jointly, the exercise of rights under the Contract must be made by both jointly.

Contract year -- A year that starts on the Contract date or on a Contract anniversary.

death benefit -- If the Contract is not in default, this is the amount we will pay upon the second death of two insureds, assuming no Contract debt.

fixed rate option -- An investment option under which Pruco Life of New Jersey guarantees that interest will be added to the amount invested at a rate declared periodically in advance.

Funds -- Mutual funds with separate portfolios. One or more of the available Fund portfolios may be chosen as an underlying investment for the Contract.

issue age -- An insured's age as of the Contract date.

Lifetime Death Benefit Guarantee period -- The lifetime of the Contract, during which time the Lifetime Death Benefit Guarantee is available if sufficient premiums are paid and there is no outstanding loan. See Death Benefit Guarantee, page 26.

Limited Death Benefit Guarantee period -- the period until age 75 of the younger insured or 10 years after issue, whichever comes later, during which time the Limited Death Benefit Guarantee is available if sufficient premiums are paid and there is no outstanding loan. The period applicable to your Contract is shown on the Contract data pages. See Death Benefit Guarantee, page 26.

Monthly date -- The Contract date and the same date in each subsequent month.

Pruco Life Insurance Company of New Jersey -- Pruco Life of New Jersey, us, we, our. The company offering the Contract.

separate account -- Amounts under the Contract that are allocated to the variable investment options held by us in a separate account called the Pruco Life of New Jersey Variable Appreciable Account. The separate account is set up apart from all of the general assets of Pruco Life Insurance Company of New Jersey.

valuation period -- The period of time from one determination of the value of the amount invested in a variable investment option to the next. Such determinations are made when the net asset values of the portfolios of the Funds are calculated, which is generally at 4:00 p.m. Eastern time on each day during which the New York Stock Exchange is open.

variable investment options -- The portfolios of the mutual funds available under this Contract, whose shares are held in the separate account.

you -- The owner[s] of the Contract.

To Learn More About Survivorship Variable Universal Life

To learn more about the Survivorship Variable Universal Life policy, you can request a copy of the Statement of Additional Information ("SAI") dated May 1, 2003. See the Table of Contents of the SAI below.

                            TABLE OF CONTENTS OF THE
                       STATEMENT OF ADDITIONAL INFORMATION

                                                                          Page
GENERAL INFORMATION AND HISTORY..............................................1
   Description of Pruco Life Insurance Company of New Jersey.................1
   Control of Pruco Life Insurance Company of New Jersey.....................1
   State Regulation..........................................................1
   Records...................................................................1
   Services and Third Party Administration Agreements........................1

INITIAL PREMIUM PROCESSING...................................................2

ADDITIONAL INFORMATION ABOUT.................................................2

OPERATION OF CONTRACTS.......................................................2
   Legal Considerations Relating to Sex-Distinct Premiums and Benefits.......2
   How a Type A (Fixed) Contract's Death Benefit Will Vary...................3
   How a Type B (Variable) Contract's Death Benefit Will Vary................4
   Reports to Contract Owners................................................5

UNDERWRITING PROCEDURES......................................................5

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT............................5

DISTRIBUTION AND COMMISSIONS.................................................5
   Service Fees..............................................................5

EXPERTS......................................................................5

PERFORMANCE DATA.............................................................6
   Average Annual Total Return...............................................6
   Non-Standard Total Return.................................................6
   Money Market Subaccount Yield.............................................6

FINANCIAL STATEMENTS.........................................................7

The SAI has been filed with the Securities and Exchange Commission ("SEC") and is legally a part of this prospectus. Pruco Life of New Jersey also files other reports with the SEC. All of these filings can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 942-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the Survivorship Variable Universal Life SAI, material incorporated by reference, and other information about Pruco Life of New Jersey. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC's Public Reference Section, 450 5th Street N.W., Washington, D.C. 20549-0102.

You can call us at 1-800-782-5356 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information, personalized illustrations, or other documents. You also can write to us at:

Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102-2992

                                     PART B:

         INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

Pruco Life of New Jersey Variable Appreciable Account
Pruco Life Insurance Company of New Jersey

                     Survivorship Variable Appreciable Life

                   VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

This Statement of Additional Information in not a prospectus. Please review the Prospectus, which contains information concerning the Contracts described above. You may obtain a copy of the Prospectus without charge by calling us at 1-800-752-5356 or writing to us at the address immediately below.

The defined terms used in this Statement of Additional Information are as defined in the Prospectus.

                   Pruco Life Insurance Company of New Jersey
                              213 Washington Street
                            Newark, New Jersey 07102

The Date of this Statement of Additional Information and of the related Prospectus is May 1, 2003.

                                TABLE OF CONTENTS

                                                                            Page
GENERAL INFORMATION AND HISTORY................................................1
   Description of Pruco Life Insurance Company of New Jersey...................1
   Control of Pruco Life Insurance Company of New Jersey.......................1
   State Regulation............................................................1
   Records.....................................................................1
   Services and Third Party Administration Agreements..........................1

INITIAL PREMIUM PROCESSING.....................................................2

ADDITIONAL INFORMATION ABOUT...................................................2

OPERATION OF CONTRACTS.........................................................2
   Legal Considerations Relating to Sex-Distinct Premiums and Benefits.........2
   How a Type A (Fixed) Contract's Death Benefit Will Vary.....................3
   How a Type B (Variable) Contract's Death Benefit Will Vary..................4
   Reports to Contract Owners..................................................5

UNDERWRITING PROCEDURES........................................................5

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT..............................5

DISTRIBUTION AND COMMISSIONS...................................................5
   Service Fees................................................................5

EXPERTS........................................................................5

PERFORMANCE DATA...............................................................6
   Average Annual Total Return.................................................6
   Non-Standard Total Return...................................................6
   Money Market Subaccount Yield...............................................6

FINANCIAL STATEMENTS...........................................................7

                         GENERAL INFORMATION AND HISTORY

Description of Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") is a stock life insurance company, organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities only in the states of New Jersey and New York. Pruco Life of New Jersey's principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Control of Pruco Life Insurance Company of New Jersey

Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services. The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-3777.

As Pruco Life of New Jersey's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the contract or policy.

State Regulation

Pruco Life of New Jersey is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life of New Jersey is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life of New Jersey is required to file with New Jersey and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our Home Office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Pruco Life of New Jersey and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life of New Jersey various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential. Pruco Life of New Jersey reimburses Prudential for its costs in providing such services. Under this Agreement, Pruco Life of New Jersey has reimbursed Prudential $______ in 2002, $______ in 2001, and $_____ in 2000.

Pruco Life of New Jersey and Prudential have entered into an agreement under which Prudential furnishes Pruco Life of New Jersey the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential's Alliance Account, Prudential's retained asset settlement option. Pruco Life of New Jersey transfers to Prudential an amount equal to the amount of the death claim, and Prudential establishes a retained asset settlement option for the beneficiary within its General Account and makes all payments necessary to satisfy such obligations. As soon as the Pruco Life of New Jersey death claim is processed, the beneficiaries are furnished with an information kit that describes this settlement option and a check book on which they may write checks. Pruco Life of New Jersey pays no fees or other compensation to Prudential under this agreement.

Pruco Life of New Jersey and Prudential entered into a Reinsurance Agreement under which Pruco Life of New Jersey may offer and Prudential may accept reinsurance of life insurance benefits in excess of stated limits of retention. Our individual life reinsurance treaties covering Survivorship Variable Universal Life provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis. Reinsurance is on a first-dollar quota share basis with 80% of the risk reinsured.

                           INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium.

Upon receipt of a request for life insurance from a prospective owner, Pruco Life of New Jersey will follow certain insurance underwriting (i.e. evaluation of risk) procedures designed to determine whether the proposed insured is insurable. The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. A Contract cannot be issued until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement. Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement. This coverage is for the total death benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date as of which the insurance age of the proposed insured is determined. It represents the first day of the Contract year and the commencement of the suicide and contestable periods for purposes of the Basic Insurance Amount.

If the minimum initial premium is received on or before the Contract is issued, the premium will be applied as of the Contract date. If an unusual delay is encountered in the underwriting procedure (for example, if a request for further information is not met promptly), the Contract Date will be 21 days prior to the date on which the Contract is physically issued. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the initial premium paid is less than the minimum initial premium, the Contract Date will be determined as described above. Upon receipt of the balance of the minimum initial premium, the total premiums received will be applied as of the date that the minimum initial premium was satisfied.

If the minimum initial premium is received after the Contract Date, it will be applied as of the date of receipt.

There is one principal variation from the foregoing procedure. If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months. In any event, the Contract may not be backdated before the product introduction date.

In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted from the initial premium.

                          ADDITIONAL INFORMATION ABOUT
                             OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

How a Type A (Fixed) Contract's Death Benefit Will Vary

There are two types of death benefit available under the Contract: Type A, a fixed death benefit and Type B, a variable death benefit. The Type B death benefit varies according to changes in the Contract Fund while the Type A death benefit does not, unless it must be increased to comply with the Internal Revenue Code's definition of life insurance.

Under the Type A (fixed) Contract, the death benefit is generally equal to the basic insurance amount, before any reduction of Contract debt. If the Contract is kept in-force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where Pruco Life of New Jersey will increase the death benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract debt, the death benefit of a Type A (fixed) Contract will always be the greater of:

      (1)   the basic insurance amount; and

      (2) the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies.

A listing of attained age factors can be found on your Contract data pages. The latter provision ensures that the Contract will always have a death benefit large enough to be treated as life insurance for tax purposes under current law.

The following table illustrates at different ages how the attained age factor affects the death benefit for different Contract Fund amounts. The table assumes a $1,000,000 Type A Contract was issued when the younger insured was age 35, and there is no Contract debt.

                                             Type A (Fixed) Death Benefit
--------------------------------------------------------------------------------------------------------------------
                    IF                                                        THEN
--------------------------------------------------------------------------------------------------------------------
                                                                     the Contract Fund
 the younger insured    and the Contract     the attained age    multiplied by the attained  and the Death Benefit
        is age               Fund is             factor is             age factor is                  is
--------------------------------------------------------------------------------------------------------------------
          40                 $100,000                5.7                    570,000                $1,000,000
          40                 $200,000                5.7                  1,140,000                $1,140,000*
          40                 $300,000                5.7                  1,710,000                $1,710,000*
--------------------------------------------------------------------------------------------------------------------
          60                 $300,000                2.8                    840,000                $1,000,000
          60                 $400,000                2.8                  1,120,000                $1,120,000*
          60                 $600,000                2.8                  1,680,000                $1,680,000*
--------------------------------------------------------------------------------------------------------------------
          80                 $600,000                1.5                    900,000                $1,000,000
          80                 $700,000                1.5                  1,050,000                $1,050,000*
          80                 $800,000                1.5                  1,200,000                $1,200,000*
--------------------------------------------------------------------------------------------------------------------

* Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance. At this point, any additional premium payment will increase the death benefit by more than it increases the Contract Fund.

This means, for example, that if the younger insured has reached the age of 60, and the Contract Fund is $400,000, the death benefit will be $1,120,000, even though the basic insurance amount is $1,000,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $2.80. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, it may in certain situations result in the loss of the Death Benefit Guarantee.

How a Type B (Variable) Contract's Death Benefit Will Vary

Under the Type B (variable) Contract, the death benefit will never be less than the basic insurance amount, before any reduction of Contract debt, but will also vary, immediately after it is issued, with the investment results of the selected investment options. The death benefit may be further increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract debt, the death benefit of a Type B (variable) Contract will always be the greater of:

      (1) the basic insurance amount plus the Contract Fund before the deduction of any monthly charges due on that date; and

      (2) the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies.

For purposes of determining the death benefit, if the Contract Fund is less than zero, we will consider it to be zero. A listing of attained age factors can be found on your Contract data pages. The latter provision ensures that the Contract will always have a death benefit large enough to be treated as life insurance for tax purposes under current law.

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $1,000,000 Type B Contract was issued when the younger insured was age 35, and there is no Contract debt.

                                        Type B (Variable) Death Benefit
----------------------------------------------------------------------------------------------------------------
                    IF                                                        THEN
----------------------------------------------------------------------------------------------------------------
                                                                      the Contract Fund
 the younger insured     and the Contract     the attained age        multiplied by the           and the Death
        is age                Fund is             factor is         attained age factor is         Benefit is
----------------------------------------------------------------------------------------------------------------
          40                 $100,000                5.7                    570,000                $1,100,000
          40                 $200,000                5.7                  1,140,000                $1,200,000
          40                 $300,000                5.7                  1,710,000                $1,710,000*
----------------------------------------------------------------------------------------------------------------
          60                 $300,000                2.8                    840,000                $1,300,000
          60                 $400,000                2.8                  1,120,000                $1,400,000
          60                 $600,000                2.8                  1,680,000                $1,680,000*
----------------------------------------------------------------------------------------------------------------
          80                 $600,000                1.5                    900,000                $1,600,000
          80                 $700,000                1.5                  1,050,000                $1,700,000
          80                 $800,000                1.5                  1,200,000                $1,800,000
----------------------------------------------------------------------------------------------------------------

* Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance. At this point, any additional premium payment will increase the death benefit by more than it increases the Contract Fund.

This means, for example, that if the younger insured has reached the age of 60, and the Contract Fund is $600,000, the death benefit will be $1,680,000, even though the basic insurance amount is $1,000,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $2.80. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, it may in certain situations result in the loss of the Death Benefit Guarantee.

Reports to Contract Owners

Once each year, Pruco Life of New Jesrey will send you a statement that provides certain information pertinent to your own Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports to the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

                             UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Client Acquisition Process (CAP).

When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using CAP, a registered representative typically collects enough applicant information to start the underwriting process. The representative will forward the information to our underwriting unit, which will call the applicant directly to obtain medical information, and to confirm other data.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors' statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding ours willingness to accept the risk, and the price at which we will accept the risk. We will issuance the insurance policy when the risk has been accepted and priced.

                ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, no part of your Contract Fund is available to you. Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options. In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated.

                          DISTRIBUTION AND COMMISSIONS

Service Fees

Pruco Life of New Jersey and its affiliates may receive compensation from certain investment advisers, administrators, and/or distributors (and/or affiliates thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. There were no amounts paid as commissions to Prusec during the past three years for serving as principal underwriter of the variable insurance contracts issued by Pruco Life of New Jersey. We may also receive a portion of the 12b-1 fees and service fees deducted from portfolio assets as reimbursement for administrative or other services we render to the portfolios. Some advisers, administrators, distributors, or portfolios may pay us more than others.

                                     EXPERTS

The consolidated financial statements of Pruco Life of New Jersey and its subsidiaries as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 and the financial statements of the Survivorship Variable Universal Life Subaccounts of the Account as of December 31, 2002 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this prospectus have been examined by Pamela A. Schiz, MAAA, FSA, Vice President and Actuary of Prudential, whose opinion is filed as an exhibit to the registration statement.

                                PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission ("SEC"). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made. Premium taxes are not included in the term "charges" for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

                                  P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as "hypothetical performance data"). Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns. Information stated for any given period does not indicate or represent future performance.

Money Market Subaccount Yield

The "total return" figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund, Inc. as if Survivorship Variable Universal Life had been investing in that subaccount during a specified period. Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with Survivorship Variable Universal Life are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%. The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

                              FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the financial statements of Pruco Life of New Jersey, which should be considered only as bearing upon the ability of Pruco Life of New Jersey to meet its obligations under the Contracts.

                                     PART C:

                                OTHER INFORMATION

Item 27. EXHIBITS

Exhibit
 number                          Description of Exhibit

  (a)   Board of Directors Resolution:

        (i) Resolution of Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Variable Appreciable Account. (Note 2)

        (ii)        Amendment of Separate Account Resolution. (Note 5)

  (b)   Not Applicable.

  (c)   Underwriting Contracts:

        (i) Distribution Agreement between Pruco Securities Corporation and Pruco Life Insurance Company of New Jersey. (Note 2)

        (ii) Proposed form of Agreement between Pruco Securities Corporation and independent brokers with respect to the Sale of the Contracts. (Note 4)

        (iii)       Schedules of Sales Commissions. (Note 7)

  (d)   Contracts:

        (i)         Survivorship Variable Universal Life Insurance Contract.
                    (Note 5)

        (ii) Rider for Term Insurance Benefit on Life of Second Insured to Die. (Note 6)

        (iii)       Option to Exchange for Separate Contracts. (Note 6)

  (e)   Application:

        (i) New Jersey Application Form for Survivorship Variable Universal Life Insurance Contract. (Note 4)

        (ii) Supplement to the Application for Survivorship Variable Universal Life Insurance Contract. (Note 4)

  (f)   Depositor's Certificate of Incorporation and By-Laws:

        (i) Articles of Incorporation of Pruco Life Insurance Company of New Jersey, as amended March 11, 1983. (Note
                    2)

        (ii) Certificate of Amendment of the Articles of Incorporation of Pruco Life Insurance Company of New Jersey, February 12, 1998. (Note 3)

        (iii) By-laws of Pruco Life Insurance Company of New Jersey, as amended August 4, 1999. (Note 4)

  (g)   Reinsurance Contracts: (Note 1)

        (i) Agreement between Pruco Life of New Jersey and Annuity & Life Reassurance, Ltd.

        (ii) Agreement between Pruco Life of New Jersey and AUSA Life Insurance Company

        (iii) Agreement between Pruco Life of New Jersey and Munich American Reassurance Company

        (iv) Agreement between Pruco Life of New Jersey and Swiss Re Life & Health America, Inc.

  (h)   Participation Agreements and Amendments:

        (i)   (a)   AIM Variable Insurance Funds, Inc., AIM V.I. Value Fund.
                    (Note 4)

              (b) Amendment to the AIM Variable Insurance Funds, Inc. Participation Agreement. (Note 6)

        (ii)  (a)   American Century Variable Portfolios, Inc., VP Value
                    Portfolio. (Note 4)

        (iii) (a)  Janus Aspen Series, Growth Portfolio. (Note 4)

              (b) Amendment to the Janus Aspen Series Participation Agreement. (Note 6)

        (iv)  (a)   MFS Variable Insurance Trust, Emerging Growth Series.
                    (Note 4)

              (b)   Amendment to the MFS Variable Insurance Trust
                    Participation Agreement. (Note 6)

        (v)   (a)   T. Rowe Price International Series, Inc., International
                    Stock Portfolio. (Note 4)

              (b) Amendment to the T. Rowe Price International Series, Inc. Participation Agreement. (Note 6)

        (vi)  (a)   Franklin Templeton Variable Insurance Products Trust,
                    Franklin Small Cap Fund - Class 2. (Note 5)

              (b) Amendment to the Franklin Templeton Variable Insurance Products Trust Participation Agreement. (Note 6)
  (i)   Administrative Contracts:

        (i) Service Agreement between Prudential and Pruco Life of New Jersey. (Note 8)

  (j)   Not Applicable.

  (k) Opinion and Consent of Clifford E. Kirsch, Esq., as to the legality of the securities being registered. (Note 7)

  (l) Opinion and Consent of Pamela A. Schiz, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 7)

  (m)   Calculation. (Note 8)

  (n)   Not Applicable.

  (o)   None.

  (p)   Not Applicable.

  (q)   Redeemability Exemption:

        (i) Memorandum describing Pruco Life Insurance Company of New Jersey's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule
                    6e-3(T)(b)(12)(iii). (Note 5)

----------

(Note 1)    Filed herewith.

(Note 2) Incorporated by reference to Post-Effective Amendment No. 26 to Form S-6, Registration No. 2-89780, filed April 28, 1997 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 3) Incorporated by reference to Post-Effective Amendment No. 12 to Form S-1, Registration No. 33-20018, filed on April 19, 1999 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.

(Note 4)    Incorporated by reference to Form S-6, Registration No.
            333-85117, filed on August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 5) Incorporated by reference to Registrant's Form S-6, filed on January 5, 2000.

(Note 6) Incorporated by reference to Pre-Effective Amendment No. 1 to this Form S-6, Registration Statement filed April 14, 2000 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 3 to Form S-6 to this Registration Statement filed April 26, 2002.

(Note 8)    To be filed by Post-Effective Amendment

Item 28. Directors and Major Officers of Pruco Life of New Jersey

      The directors and major officers of Pruco Life of New Jersey, listed with their principal occupations and principal business addresses, are shown below.

                      DIRECTORS OF PRUCO LIFE OF NEW JERSEY

      JAMES J. AVERY, JR., Vice Chairman and Director -- President, Prudential Individual Life Insurance; 213 Washington Street, Newark, New Jersey 07102.

      VIVIAN L. BANTA, President, Chairman, and Director -- Executive Vice President, Individual Financial Services, U.S. Consumer Group; 213 Washington Street, Newark, New Jersey 07102.

      RICHARD J. CARBONE, Director -- Senior Vice President and Chief Financial Officer; 751 Broad Street, Newark, New Jersey 07102

      HELEN M. GALT, Director -- Company Actuary; 213 Washington Street, Newark, New Jersey 07102.

      RONALD P. JOELSON, Director -- Senior Vice President, Prudential Asset, Liability, and Risk Management; 100 Mulberry Street, Newark, New Jersey 07102

      DAVID R. ODENATH, JR., Director -- President, Prudential Investments; 100 Mulberry Street, Newark, New Jersey 07102

                      MAJOR OFFICERS WHO ARE NOT DIRECTORS

      SHAUN M. BYRNES, Senior Vice President -- Senior Vice President, Director of Annuities, Prudential Investments; 100 Mulberry Street, Newark, New Jersey 07102.

      C. EDWARD CHAPLIN, Treasurer -- Senior Vice President and Treasurer, Prudential; 751 Broad Street, Newark, New Jersey 07102.

      THOMAS F. HIGGINS, Senior Vice President -- Vice President, Annuity Services, Prudential Individual Financial Services; 2101 Welsh Road, Dresher, Pennsylvania 19025.

      CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary -- Chief Counsel, Variable Products, Prudential Law Department; 213 Washington Street, Newark, New Jersey 07102.

      ANDREW J. MAKO, Executive Vice President -- Vice President, Finance, U.S. Consumer Group; 213 Washington Street, Newark, New Jersey 07102.

      ESTHER H. MILNES, Senior Vice President -- Vice President and Chief Actuary, Prudential Individual Life Insurance; 213 Washington Street, Newark, New Jersey 07102.

      JAMES M. O'CONNOR, Senior Vice President and Actuary -- Vice President, Guaranteed Products;

      SHIRLEY H. SHAO, Senior Vice President and Chief Actuary -- Vice President and Associate Actuary; 213 Washington Street, Newark, New Jersey 07102.

      WILLIAM J. ECKERT, IV, Vice President and Chief Accounting Officer -- Vice President and IFS Controller, Prudential Enterprise Financial Management; 213 Washington Street, Newark, New Jersey 07102.

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

      See Annual Report on Form 10-K of the Pruco Life Insurance Company of New Jersey, File No. 333-18053 filed March 28, 2002.

Item 30. Indemnification

      The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

      New Jersey, being the state or organization of Pruco Life of New Jersey, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Pruco Life of New Jersey's By-law, Article V, which relates to indemnification of officers and directors, is filed as Exhibit 1.A.(6)(c) to Form S-6, Registration No. 333-85117, filed on August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the

      Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

      Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below.

    DIRECTORS AND OFFICERS OF PRUCO LIFE OF NEW JERSEY SECURITIES CORPORATION

                                   ("PRUSEC")

Name and Principal

Business Address                    Position and Office With Depositor
--------------------------------    --------------------------------------------
John Green (Note 1)                 Chairman of Board of Directors
Kevin B. Frawley (Note 1)           Director
James J. Avery, Jr (Note 1)         Director
John Gordon (Note 1)                President, Director, Chief Operating Officer
David R. Odenath (Note 3)           Director
John M. Howard (Note 1)             Director & Vice President
Clifford E. Kirsch (Note 1)         Chief Legal Officer Secretary
Margaret M. Deverell (Note 3)       Comptroller Chief Financial Officer
Maryanne Ryan (Note 2)              Vice President Anti-Money Laundering Officer
Patrick L. Hynes (Note 5)           Vice President
Page H. Pennell (Note 2)            Chief Compliance Officer & Vice President
Priscilla Myers (Note 1)            Vice President
Andrew Varley (Note 1)              Vice President
Michele Talafha (Note 4)            Assistant Vice President
C. Edward Chaplin (Note 2)          Treasurer
Martin Chotiner (Note 1)            Assistant Comptroller
Raymond H. Goslin (Note 1)          Assistant Comptroller
Janice Pavlou (Note 1)              Assistant Comptroller
Paul F. Blinn (Note 1)              Assistant Treasurer
Kathleen C. Hoffman (Note 2)        Assistant Treasurer
Robert Montellione (Note 1)         Assistant Treasurer
Patricia Christian (Note 2)         Assistant Secretary
Mary Jo Reich (Note 1)              Assistant Secretary
Thomas Castano (Note 1)             Assistant Secretary

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) 100 Mulberry Street, Newark, NJ 07102
(Note 4) 199 Water Street, New York, NY 10292
(Note 5) One New York Plaza, 11th Floor, New York, NY 10292

Prusec has not received any amounts as commissions in the past three years for serving as principal underwriter of the variable life insurance policies issued by Pruco Life Insurance Company of New Jersey.

Commissions are based on a premium value referred to as the Commissionable Target Premium. The Commissionable Target Premium may vary from the Target Premium, depending on the age and rating class of the insureds, any extra risk charges, or additional riders.

Generally, representatives will receive a commission of no more than:

--------------------------------------------------------------------------------
                                                                 Commission
                                                                   rates
--------------------------------------------------------------------------------
 Commission rates on premiums received in the first 24
  months following the Contract Date on total premium
 received since issue up to the Commissionable Target
                     Premium.                                        50%
--------------------------------------------------------------------------------
  Commission rates on premiums received in the first 24
  months following the Contract Date to the extent that
    the total premium received since issue exceeds the
            Commissionable Target Premium.                            3%
--------------------------------------------------------------------------------
   Commission rates on premiums received in years three
  through 10 up to the Commissionable Target Premium in
                   each policy year.                                  3%
--------------------------------------------------------------------------------
   Commission rates on premiums received in years three
     through 10 that exceed the Commissionable Target
             Premium in each policy year.                             3%
--------------------------------------------------------------------------------

If the basic insurance amount is increased, representatives will generally receive a commission of no more than:

--------------------------------------------------------------------------------
                                                                 Commission
                                                                   rates
--------------------------------------------------------------------------------
     Commission rates on premiums received up to the
 Commissionable Target Premium for the increase received
  in the first year following the effective date of the
                      increase.                                      50%
--------------------------------------------------------------------------------
     Commission rates on premiums received up to the
 Commissionable Target Premium for the increase in years
            two through 10 of the increase.                           3%
--------------------------------------------------------------------------------
   Commission rates on premiums received in any of the
    first 10 years following the effective date of the
    increase to the extent that premiums in that year
       exceed the Commissionable Target Premium.                      4%
--------------------------------------------------------------------------------

Moreover, trail commissions of 0.0375% of an amount determined by averaging the Contract Fund less all outstanding loans as of the first and last day of each calendar quarter starting with the second Contract year may be paid.

Representatives with less than four years of service may receive compensation on a different basis. Representatives who meet certain productivity or persistency standards may be eligible for additional compensation.

Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses or pay other forms of special compensation.

Item 32. Location of Accounts and Records

      The Depositor, Pruco Life Insurance Company of New Jersey, is located at 213 Washington Street, Newark, New Jersey 07102-2992.

      The Principal Underwriter, Pruco Securities Corporation, is located at 751 Broad Street, Newark, New Jersey 07102-3777.

      Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 33. Management Services

Item 34. Representation of Reasonableness of Fees

      Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life of New Jersey.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life of New Jersey Variable Appreciable Account, has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 13th day of February, 2003.

(Seal)        Pruco Life of New Jersey Variable Appreciable Account
                                  (Registrant)

                 By: Pruco Life Insurance Company of New Jersey
                                   (Depositor)


Attest:      /s/ Thomas C. Castano               By: /s/ Andrew J. Mako
             ------------------------------          ------------------------
             Thomas C. Castano                       Andrew J. Mako
             Assistant Secretary                     Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 13th day of February, 2003.

     Signature and Title


/s/ *
------------------------------------
Vivian L. Banta
President, Chairman, and Director


/s/ *
------------------------------------
William J. Eckert, IV
Vice President and Chief
Accounting Officer


/s/ *
------------------------------------
James J. Avery, Jr.
Director


/s/ *                                      *By:   /s/ Thomas C. Castano
------------------------------------              ------------------------------
Richard J. Carbone                                Thomas C. Castano
Director                                          (Attorney-in-Fact)


/s/ *
------------------------------------
Helen M. Galt
Director


/s/ *
------------------------------------
Ronald P. Joelson
Director


/s/ *
------------------------------------
David R. Odenath, Jr.
Director

                                  EXHIBIT INDEX

(g)         Reinsurance Contracts:

      (i)   Agreement between Pruco Life of New Jersey and Annuity &
            Life Reassurance, Ltd.                                      Page C-X

      (ii)  Agreement between Pruco Life of New Jersey and AUSA Life
            Insurance Company, Inc.                                     Page C-X

      (iii) Agreement between Pruco Life of New Jersey and Munich
            American Reassurance Company.                               Page C-X

      (iv)  Agreement between Pruco Life of New Jersey and Swiss Re
            Life & Health America, Inc.                                 Page C-X

================================================================================

                            AUTOMATIC AND FACULTATIVE
                        YEARLY RENEWABLE TERM REINSURANCE
                                    AGREEMENT

                            EFFECTIVE January 1, 2000

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                   (hereinafter referred to as "PRUCO of NJ")

                              213 Washington Street
                          Newark, New Jersey 07102-2992

                                       And

                         ANNUITY & LIFE REASSURANCE, LTD
                (hereinafter referred to as "ANNUITY & LIFE RE")

                                Cumberland House
                                1 Victoria Street
                                 Hamilton, HM 11
                                     Bermuda

================================================================================

                                Table of Contents

1.    PARTIES TO THE AGREEMENT                                               1

2.    EFFECTIVE DATE OF THE AGREEMENT                                        1

3.    SCOPE OF THE AGREEMENT                                                 1

4.    DURATION OF THE AGREEMENT                                              1

5.    BASIS OF REINSURANCE                                                   1

6.    AUTOMATIC REINSURANCE TERMS                                            1
      a.    CONVENTIONAL UNDERWRITING                                        2
      b.    RESIDENCE                                                        2
      c.    OCCUPATION                                                       2
      d.    AUTOMATIC PORTION REINSURED                                      2
      e.    RETENTION                                                        2
      f.    AUTOMATIC ACCEPTANCE LIMIT                                       2
      g.    JUMBO LIMIT                                                      2
      h.    MINIMUM CESSION                                                  2
      i.    FACULTATIVE QUOTES                                               2

7.    AUTOMATIC REINSURANCE NOTICE PROCEDURE                                 2

8.    FACULTATIVE OBLIGATORY REINSURANCE                                     2

9.    FACULTATIVE REINSURANCE                                                3

10.   COMMENCEMENT OF REINSURANCE COVERAGE                                   3
      a.    AUTOMATIC REINSURANCE                                            3
      b.    FACULTATIVE OBLIGATORY REINSURANCE                               3
      c.    FACULTATIVE REINSURANCE                                          3
      d.    PRE-ISSUE COVERAGE                                               4

11.   REINSURANCE PREMIUM RATES                                              4
      a.    LIFE REINSURANCE                                                 4
      b.    RATES NOT GUARANTEED                                             4

12.   PAYMENT OF REINSURANCE PREMIUMS                                        4
      a.    PREMIUM DUE                                                      4
      b.    FAILURE TO PAY PREMIUMS                                          4
      c.    PREMIUM ADJUSTMENT                                               4

13.   PREMIUM TAX REIMBURSEMENT                                              5

14.   DAC TAX AGREEMENT                                                      5

15.   REPORTS                                                                5

16.   RESERVES FOR REINSURANCE                                               6

17.   CLAIMS                                                                 6
      a.    NOTICE                                                           6
      b.    AMOUNT AND PAYMENT OF BENEFITS                                   6
      c.    LIVING NEEDS BENEFITS                                            6
      d.    CLAIM SETTLEMENTS                                                6
      e.    CLAIM EXPENSES                                                   6
      f.    EXTRACONTRACTUAL DAMAGES                                         6

18    MISREPRESENTATION, SUICIDE, AND MISSTATEMENT                           7

19.   POLICY CHANGES                                                         7
      a.    NOTICE                                                           7
      b.    CONVERSIONS                                                      7
      c.    INCREASES                                                        7
      d.    REDUCTION OR TERMINATION                                         7
      e.    PLAN CHANGES                                                     7
      f.    POLICY SPLIT                                                     7
      g.    REDUCED PAID-UP INSURANCE                                        7

20    RECAPTURE                                                              8

21    REINSTATEMENTS                                                         8
      a.    AUTOMATIC REINSTATEMENT                                          8
      b.    FACULTATIVE REINSTATEMENT                                        8
      c.    PREMIUM ADJUSTMENT                                               8

22    ERRORS AND OMISSIONS                                                   8

23.   INSOLVENCY                                                             9

24    ARBITRATION                                                            9
      a.    GENERAL                                                          9
      b.    NOTICE                                                           9
      c.    PROCEDURE                                                        10
      d.    COSTS                                                            10

25    GOOD FAITH; FINANCIAL SOLVENCY                                         10

26    MEDICAL INFORMATION BUREAU                                             10

27.   GOVERNING LAW                                                          10

28.   ASSIGNMENT                                                             11

29.   PROVISION FOR BERMUDA DOMICILED ANNUITY & LIFE RE                      11

30.   LETTER OF CREDIT PROVISIONS                                            11

                 AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM
                              REINSURANCE AGREEMENT

1.    PARTIES TO THE AGREEMENT

      This Agreement is solely between ANNUITY & LIFE RE and PRUCO of NJ, a life insurance company domiciled in the State of New Jersey. There is no third party beneficiary to this Agreement. Reinsurance under this Agreement will not create any right or legal relationship between ANNUITY & LIFE RE and any other person, for example, any insured, policyowner, agent, beneficiary, or assignee. PRUCO of NJ agrees that it will not make ANNUITY & LIFE RE a party to any litigation between any such third party and PRUCO of NJ. PRUCO of NJ will not use or disclose ANNUITY & LIFE RE's name with regard to PRUCO of NJ's agreements or transactions with these third parties unless ANNUITY & LIFE RE gives prior written approval for the use or disclosure of its name or unless PRUCO of NJ is compelled by law to do so.

      The terms of this Agreement are binding upon the parties, their representatives, successors, and assigns. The parties to this Agreement are bound by ongoing and continuing obligations and liabilities until the later of (1) when this Agreement terminates and (2) when the underlying policies are no longer in force. This Agreement shall not be bifurcated, partially assigned, or partially assumed.

2.    EFFECTIVE DATE OF THE AGREEMENT

      This Agreement will be effective as of 12:01 A.M., January 1, 2000, and will cover policies effective on and after that date.

3.    SCOPE OF THE AGREEMENT

      The text of this Agreement and all Exhibits, Schedules and Amendments are considered to be the entire agreement between the parties. There are no other understandings or agreements between the parties regarding the policies reinsured other than as expressed in this Agreement. The parties may make changes or additions to this Agreement, but they will not be considered to be in effect unless they are made by means of a written amendment that has been signed and dated by both parties.

4.    DURATION OF THE AGREEMENT

      The duration of this Agreement will be unlimited. However, either party may terminate the Agreement for new business at any time by giving the other a 90-day prior written notice. ANNUITY & LIFE RE will continue to accept new reinsurance during the 90-day period.

      In addition, this Agreement may be terminated immediately for the acceptance of new reinsurance by either party if one of the parties materially breaches this Agreement or becomes insolvent.

      Existing reinsurance will not be affected by the termination of this Agreement with respect to new reinsurance. Existing reinsurance will remain in force until the termination or expiry of the underlying policies on which the reinsurance is based as long as PRUCO of NJ continues to pay reinsurance premiums as described in Section 12. However, existing reinsurance may be terminated in accordance with the recapture provision described in Section 20.

5.    BASIS OF REINSURANCE

      Reinsurance under this Agreement will be on the Yearly Renewable Term basis for the net amount at risk on the portion of each policy that is reinsured as described in Schedule A.

6.    AUTOMATIC REINSURANCE TERMS

      ANNUITY & LIFE RE agrees to automatically accept contractual risks on the life insurance plans shown in Schedule A, subject to the following requirements:

      a. CONVENTIONAL UNDERWRITING. Automatic reinsurance applies only to insurance applications underwritten by PRUCO of NJ according to PRUCO of NJ's conventional underwriting and issue practices. Upon request, PRUCO of NJ shall provide ANNUITY & LIFE RE with a copy of its current underwriting and issue practices and guidelines.

            In the event of significant changes in underwriting practices in the industry, it may be appropriate for PRUCO of NJ or ANNUITY & LIFE RE to request of the other party changes in the underwriting requirements. The party requesting the change must provide a 120-day advance written notice to the other party before the effective date of such change. Recognition of reinsurance premium rates related to these changes must be determined within the 120-day period. If the underwriting change or rate change is unacceptable to either party, this Agreement may be unilaterally terminated for acceptance of new business with a 90-day written termination notice to the other party.

      b. RESIDENCE. To be eligible for automatic reinsurance, each insured must either be a resident of the United States or Canada at the time of issue or be a resident of another country that meets PRUCO of NJ's special underwriting requirements pertaining to foreign residence.

      c. OCCUPATION. To be eligible for automatic reinsurance, the insured must not be employed in an occupation as shown in the Occupation Exclusion List in Schedule A.

      d. AUTOMATIC PORTION REINSURED. For any policy reinsured under automatic reinsurance, the portion reinsured is shown in Schedule A.

      e. RETENTION. PRUCO of NJ will retain, and not otherwise reinsure, an amount of insurance on each life equal to its retention shown in Schedule A.

      f. AUTOMATIC ACCEPTANCE LIMIT. For any policy to be reinsured under automatic reinsurance, the face amount shall not exceed the Automatic Acceptance Limit as shown in Schedule A.

      g. JUMBO LIMIT. For any policy to be reinsured under automatic reinsurance, the total amount of insurance in force and applied for in all companies shall not exceed the Jumbo Limit as shown in Schedule A.

      h. MINIMUM CESSION. The minimum amount of reinsurance per cession that ANNUITY & LIFE RE will accept is shown in Schedule A.

      i. FACULTATIVE QUOTES. The risk shall not have been submitted on a facultative basis to ANNUITY & LIFE RE or any other reinsurer.

7.    AUTOMATIC REINSURANCE NOTICE PROCEDURE

      After the policy has been paid for and delivered, PRUCO of NJ will submit all relevant individual policy information, as defined in Schedule C, in its next statement to ANNUITY & LIFE RE.

8.    FACULTATIVE OBLIGATORY REINSURANCE

      When a policy does not qualify for automatic reinsurance because (1) the Automatic Acceptance Limit is exceeded, (2) the Jumbo Limit is exceeded or
      (3) the applicant is employed in an occupation included in the Occupation Exclusion List in Schedule A, PRUCO of NJ may make a request to reserve capacity through facultative obligatory reinsurance by contacting ANNUITY & LIFE RE by telephone. If PRUCO of NJ reserves capacity and the policy is issued, PRUCO of NJ must submit a form substantially similar to the "Notification of Reinsurance" form shown in Schedule F.

9.    FACULTATIVE REINSURANCE

      PRUCO of NJ may apply for facultative reinsurance with ANNUITY & LIFE RE on a risk if the automatic reinsurance terms are not met or if the terms are met and it prefers to apply for facultative reinsurance. To obtain a facultative reinsurance quote, PRUCO of NJ must submit the following:

      a. A form substantially similar to the "Application for Reinsurance" form shown in Schedule E.

      b. Copies of the original insurance application, medical examiner's reports, financial information, and all other papers and information obtained by PRUCO of NJ regarding the insurability of the risk.

      After receipt of PRUCO of NJ's application, ANNUITY & LIFE RE will promptly examine the material and notify PRUCO of NJ either of the terms and conditions of ANNUITY & LIFE RE's offer for facultative reinsurance or that no offer will be made. ANNUITY & LIFE RE's offer expires 120 days after the offer is made unless the written offer specifically states otherwise. If PRUCO of NJ accepts ANNUITY & LIFE RE's offer, then PRUCO of NJ will make a dated notation of its acceptance in its underwriting file and mail as soon as possible a formal reinsurance cession to ANNUITY & LIFE RE using a form substantially similar to the Notification of Reinsurance form shown in Schedule F. If PRUCO of NJ does not accept ANNUITY & LIFE RE's offer, then PRUCO of NJ will notify ANNUITY & LIFE RE in writing as soon as possible.

10.   COMMENCEMENT OF REINSURANCE COVERAGE

      Commencement of ANNUITY & LIFE RE's reinsurance coverage on any policy or pre-issue risk under this Agreement is described below:

      a. AUTOMATIC REINSURANCE. ANNUITY & LIFE RE's reinsurance coverage for any policy that is ceded automatically under this Agreement will begin and end simultaneously with PRUCO of NJ's contractual liability for the policy reinsured.

            In addition, ANNUITY & LIFE RE will be liable for benefits paid under PRUCO of NJ's conditional receipt or temporary insurance agreement if all of the conditions for automatic reinsurance coverage under Section 6 of this Agreement are met. ANNUITY & LIFE RE's liability under PRUCO of NJ's conditional receipt or temporary insurance agreement is limited to the lesser of (1) ANNUITY & LIFE RE's reinsured portion of the face amount of the policy and (2) $200,000.

      b. FACULTATIVE OBLIGATORY REINSURANCE. ANNUITY & LIFE RE's reinsurance coverage for any policy that is ceded under the terms of facultative obligatory reinsurance in this Agreement will begin when (1) PRUCO of NJ accepts ANNUITY & LIFE RE's offer by making a dated notation of its acceptance in its underwriting file and mailing the "Notification of Reinsurance" form to ANNUITY & LIFE RE and (2) the policy has been issued.

            In addition, ANNUITY & LIFE RE will be liable for benefits paid under PRUCO of NJ's conditional receipt or temporary insurance agreement if the conditions for automatic reinsurance stated in
            Section 6a, b, e, h, and i of this Agreement are met. ANNUITY & LIFE RE's liability under PRUCO of NJ's conditional receipt or temporary insurance agreement will be limited to the portion of $1,000,000 that is derived as the amount of capacity reserved by PRUCO of NJ from ANNUITY & LIFE RE divided by the total amount of capacity reserved by PRUCO of NJ from all reinsurers.

      c. FACULTATIVE REINSURANCE. ANNUITY & LIFE RE's reinsurance coverage for any policy that is ceded facultatively under this Agreement shall begin when (1) PRUCO of NJ accepts ANNUITY & LIFE RE's offer by making a dated notation of its acceptance in its underwriting file and mailing the "Notification of Reinsurance" form to ANNUITY & LIFE RE and (2) the policy has been issued.

            In addition, ANNUITY & LIFE RE will be liable for benefits paid under PRUCO of NJ's conditional receipt or temporary insurance agreement. ANNUITY & LIFE RE's liability under PRUCO of NJ's conditional receipt or temporary insurance agreement will be limited to the portion of $1,000,000 that is derived as the amount of capacity reserved by PRUCO of NJ from ANNUITY & LIFE RE divided by the total amount of capacity reserved by PRUCO of NJ from all reinsurers.

      d. PRE-ISSUE COVERAGE. The pre-issue coverage for benefits paid under PRUCO of NJ's conditional receipt or temporary insurance agreement will be effective once all initial medical exams and tests have been completed. The pre-issue liability applies only once on any given life at one time no matter how many conditional receipts or temporary insurance agreements are in effect. After a policy has been issued, no reinsurance benefits are payable under this pre-issue coverage provision.

11.   REINSURANCE PREMIUM RATES

      a. LIFE REINSURANCE. The reinsurance premiums per $1000 are shown in Schedule B. Reinsurance premiums for renewals are calculated using (1) the issue ages, (2) the duration since issuance and (3) the current underwriting classification.

      b. RATES NOT GUARANTEED. The reinsurance premium rates are not guaranteed. ANNUITY & LIFE RE reserves the right to change the rates at any time. If ANNUITY & LIFE RE changes the rates, it will give PRUCO of NJ a 90-day prior written notice of the change. Any change applies only to reinsurance premiums due after the expiration of the notice period.

12.   PAYMENT OF REINSURANCE PREMIUMS

      a. PREMIUM DUE. For each policy reinsured under this Agreement, reinsurance premiums are payable annually in advance. These premiums are due on the issue date and each subsequent policy anniversary. Within 30 days after the close of each reporting period, PRUCO of NJ will send ANNUITY & LIFE RE a statement of account for that period along with payment of the full balance due. On any payment date, monies payable between ANNUITY & LIFE RE and PRUCO of NJ under this Agreement may be netted to determine the payment due. This offset will apply regardless of the insolvency of either party as described in Section 23. If the statement of account shows a balance due PRUCO of NJ, ANNUITY & LIFE RE will remit that amount to PRUCO of NJ within 30 days of receipt of the statement of account. All financial transactions under this Agreement will be in United States dollars. If the reinsurance premium amounts cannot be determined on an exact basis by the dates described below, such payments will be paid in accordance with a mutually agreed upon formula which will approximate the actual payments. Adjustments will then be made to reflect actual amounts when such information is available.

      b. FAILURE TO PAY PREMIUMS. If reinsurance premiums are 90 days past due, for reasons other than those due to error or omission as defined below in Section 22, the premiums will be considered in default and ANNUITY & LIFE RE may terminate the reinsurance by providing a 30-day prior written notice, provided payment is not received within that 30-day period. ANNUITY & LIFE RE will have no further liability as of the termination date. PRUCO of NJ will be liable for the prorated reinsurance premiums to the termination date. PRUCO of NJ agrees that it will not force termination under the provisions of this paragraph solely to avoid the recapture requirements or to transfer the block of business reinsured to another reinsurer.

            At the end of this 30-day period, ANNUITY & LIFE RE's liability will automatically terminate for all reinsurance on which balances remain due and unpaid, including reinsurance on which balances became due and unpaid during and after the 30-day notice period.

            Subject to Article 21, PRUCO of NJ may reinstate reinsurance terminated for non-payment of balances due at any time within 60 days following the date of termination. However, ANNUITY & LIFE RE will have no liability for claims incurred between the termination date and the reinstatement date.

      c. PREMIUM ADJUSTMENT. If PRUCO of NJ overpays a reinsurance premium and ANNUITY & LIFE RE accepts the overpayment, ANNUITY & LIFE RE's acceptance will not constitute or create a reinsurance liability or increase in any existing reinsurance liability. Instead, ANNUITY & LIFE RE will be liable to PRUCO of NJ for a credit in the amount of the overpayment. If a reinsured policy terminates, ANNUITY & LIFE RE will refund the excess reinsurance premium. This refund will be on a prorated basis without interest from the date of termination of the policy to the date to which a reinsurance premium has been paid.

13.   PREMIUM TAX REIMBURSEMENT

      See Schedule B.

14.   DAC TAX AGREEMENT

      PRUCO of NJ and ANNUITY & LIFE RE, herein collectively called the "Parties", or singularly the "Party", hereby enter into an election under Treasury Regulations Section 1.848-2(g) (8) whereby:

      a. For each taxable year under this Agreement, the party with the net positive consideration, as defined in the regulations promulgated under Internal Revenue Code Section 848, will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848 (c) (1);

      b. PRUCO of NJ and ANNUITY & LIFE RE agree to exchange information pertaining to the net consideration under this Agreement each year to insure consistency or as otherwise required by the Internal Revenue Service;

      c. PRUCO of NJ will submit to ANNUITY & LIFE RE by May 1 of each year its calculation of the net consideration for the preceding calendar year.

      d. ANNUITY & LIFE RE may contest such calculation by providing an alternative calculation to PRUCO of NJ in writing within 30 days of ANNUITY & LIFE RE 's receipt of PRUCO of NJ's calculation. If ANNUITY & LIFE RE does not so notify PRUCO of NJ, ANNUITY & LIFE RE will report the net consideration as determined by PRUCO of NJ in ANNUITY & LIFE RE's tax return for the previous calendar year;

      e. If ANNUITY & LIFE RE contests PRUCO of NJ's calculation of the net consideration, the parties will act in good faith to reach an agreement as to the correct amount within 30 days of the date ANNUITY & LIFE RE submits its alternative calculation. If PRUCO of NJ and ANNUITY & LIFE RE do not reach agreement on the net amount of consideration within such 30-day period, then the net amount of consideration for such year shall be determined by an independent accounting firm acceptable to both PRUCO of NJ and ANNUITY & LIFE RE within 20 days after the expiration of such 30-day period.

      f. PRUCO of NJ and ANNUITY & LIFE RE agree that this election shall first be effective for the 2000 calendar tax year and will be effective for all subsequent taxable years for which this Agreement remains in effect.

      ANNUITY & LIFE RE and PRUCO of NJ represent and warrant that they are subject to U.S. taxation under either Subchapter L of Chapter 1, or Subpart F of Subchapter N of Chapter 1 of the Internal Revenue Code of 1986, as amended.

15.   REPORTS

      The reporting period is shown in Schedule A. For each reporting period, PRUCO of NJ will submit reports to ANNUITY & LIFE RE with information that is substantially similar to the information displayed in Schedule C.

      In addition, the reports will include a billing and accounting summary and a policy exhibit summary similar to the reports shown in Schedule D.

      Within 15 business days after the end of each calendar year, PRUCO of NJ will submit a reserve credit summary similar to that shown in Schedule D. PRUCO of NJ will also submit this reserve credit summary within 10 business days after the end of each other calendar quarter.

16.   RESERVES FOR REINSURANCE

      See Schedule A.

17.   CLAIMS

      a. NOTICE. PRUCO of NJ will notify ANNUITY & LIFE RE as soon as reasonably possible after PRUCO of NJ receives a claim for a policy reinsured under this Agreement. After PRUCO of NJ has received all proper claim proofs and paid the claim, PRUCO of NJ will send ANNUITY & LIFE RE an itemized statement of the benefits paid by PRUCO of NJ and all relevant information with respect to the claim including the claim proofs. However, claim proofs will not be required by ANNUITY & LIFE RE if ANNUITY & LIFE RE's net amount at risk is less than or equal to $500,000 and PRUCO of NJ has paid the claim in full. In such cases, PRUCO of NJ will provide ANNUITY & LIFE RE with the cause of death.

      b. AMOUNT AND PAYMENT OF BENEFITS. As soon as ANNUITY & LIFE RE receives proper claim notice and any required proof of the claim, ANNUITY & LIFE RE will promptly pay the reinsurance benefits due PRUCO of NJ. PRUCO of NJ's contractual liability for claims is binding on ANNUITY & LIFE RE. The maximum benefit payable to PRUCO of NJ under each reinsured policy is the amount specifically reinsured with ANNUITY & LIFE RE.

      c. CLAIM SETTLEMENTS. PRUCO of NJ will use its standard claim practice and guidelines in the adjudication of all claims on policies reinsured under this Agreement. Until such time as PRUCO of NJ has systems capability to administer the right of ANNUITY & LIFE RE to opt out of contested claims, claim settlements made by PRUCO of NJ, including compromises, shall be unconditionally binding on ANNUITY & LIFE RE. ANNUITY & LIFE RE will share in any reduced amount in proportion to its share of the liability.

      d. CLAIM EXPENSES. ANNUITY & LIFE RE will pay its share of reasonable investigation and legal expenses connected with the litigation or settlement of policy claims. ANNUITY & LIFE RE will also pay its share of any interest paid by PRUCO of NJ on any claim payment. However, claim expenses do not include routine claim and administration expenses, including PRUCO of NJ's home office expenses. Also, expenses incurred in connection with a dispute or contest arising out of conflicting claims of entitlement to policy proceeds or benefits that PRUCO of NJ admits are payable are not a claim expense under this Agreement.

      e. EXTRACONTRACTUAL DAMAGES. In no event will ANNUITY & LIFE RE participate in punitive or compensatory damages which are awarded against PRUCO of NJ as a result of an act, omission or course of conduct committed by PRUCO of NJ in connection with the insurance under this Agreement. ANNUITY & LIFE RE will, however, pay its share of statutory penalties awarded against PRUCO of NJ in connection with the insurance reinsured under this Agreement. The parties recognize that circumstances may arise in which equity would require ANNUITY & LIFE RE, to the extent permitted by law, to share proportionately in certain assessed damages. Such circumstances are difficult to define in advance, but generally would be those situations in which ANNUITY & LIFE RE was an active party and in writing either directed, consented to, or ratified the act, omission, or course of conduct of PRUCO of NJ which ultimately results in the assessment of punitive and/or compensatory damages. In such situations, PRUCO of NJ and ANNUITY & LIFE RE would share such damages assessed in equitable proportions.

            Routine expenses incurred in the normal settlement of uncontested claims and the salary of an officer or employee of PRUCO of NJ are excluded from this provision. For purposes of the provision, the following definitions will apply:

            "Punitive Damages" are those damages awarded as a penalty, the amounts of which are not governed or fixed by statute;

            "Statutory Penalties" are those amounts that are awarded as a penalty, but are fixed in amount by statute;

            "Compensatory Damages" are those amounts awarded to compensate for actual damages sustained, and are not awarded as a penalty, nor fixed in amount by statute.

18.   MISREPRESENTATION, SUICIDE, AND MISSTATEMENT

      If either a misrepresentation on an application or a death of an insured by suicide results in the return of policy premiums by PRUCO of NJ under the policy rather than payment of policy benefits, ANNUITY & LIFE RE will refund all of the reinsurance premiums paid for that policy to PRUCO of NJ. If there is an adjustment for a misrepresentation or misstatement of age or sex, a corresponding adjustment to the reinsurance benefit will be made.

19.   POLICY CHANGES

      a. NOTICE. If a reinsured policy is changed as described below, a corresponding change will be made in the reinsurance for that policy. PRUCO of NJ will notify ANNUITY & LIFE RE of the change in PRUCO of NJ's next report as stated in Section 15.

      b. INCREASES. If a request for an increase in the amount of insurance is made for a reinsured policy and the insured meets PRUCO of NJ's underwriting requirements and PRUCO of NJ approves the increase under the policy, then the amount of reinsurance under this Agreement will be adjusted as of the effective date of the increase.

            If a request for an increase is made for a reinsured policy and the insured meets PRUCO of NJ's underwriting requirements and a new policy is issued for the higher amount, then reinsurance under the old policy will cease as of the effective date of the change, and reinsurance under the new policy will commence as of the policy date of the new policy.

            If a request for an increase in a reinsured policy is granted without the insured meeting PRUCO of NJ's underwriting requirements, then reinsurance on the increase will not be allowed.

            If a request for an increase does not meet all of the terms of automatic reinsurance, then PRUCO of NJ may apply for facultative obligatory reinsurance or facultative reinsurance as stated in
            Section 8 and Section 9, respectively.

            If a reinsured policy is increased as a result of a conversion from term insurance and the increase is granted without both insureds meeting PRUCO of NJ's underwriting requirements, then reinsurance will cease as of the effective date of the change.

      c. REDUCTION OR TERMINATION. If the amount of insurance on a reinsured policy is reduced, the reinsurance will be reduced proportionately as of the effective date of the reduction.

            If a reinsured policy is terminated, the reinsurance will cease on the date of such termination.

      d. PLAN CHANGES. If a reinsured policy is changed to another plan of insurance that is not currently reinsured under this Agreement as defined in Schedule A, then PRUCO of NJ will recapture in full the coverage reinsured under this Agreement, and the reinsurance will cease with respect to the policy as of the effective date of the change.

            If a policy that is not reinsured under this Agreement is changed to a plan that is reinsured under this Agreement as defined in Schedule A and the insured has met PRUCO of NJ's underwriting requirements for the plan change, then reinsurance will commence as of the policy date of the new plan.

      e. DEATH BENEFIT OPTION CHANGES. If the death benefit option under a reinsured policy is changed and the face amount of insurance is either increased or decreased, the net amount at risk reinsured under this Agreement after the change will be the same as before the change.

      f. POLICY SPLIT. If a reinsured policy is split into two separate policies as a result of an event specified in the Divorce and Tax Law Change Rider, then reinsurance will cease as of the effective date of the change.

      g. REDUCED PAID-UP INSURANCE. If any policy reinsured under this Agreement is changed to Reduced Paid-Up Insurance, the net amount at risk reinsured will be adjusted as appropriate and reinsurance will be continued in accordance with the provisions of the underlying policy. Reinsurance payments for the adjusted policy will be calculated using (1) the issue age of the original policy, (2) the duration since issuance of the original policy and (3) the underwriting classification immediately prior to the change to Reduced Paid-Up Insurance.

20.   RECAPTURE

      At any time during the term of the Agreement, PRUCO of NJ may elect to recapture in full the coverage reinsured under this Agreement following the occurrence of either of the following events: (1) a "Risk Trigger Event" as defined in Schedule A of this Agreement; or (2) a Plan Change as described in Section 19 d. above.

      In addition, after the twentieth policy anniversary, PRUCO of NJ may elect to recapture all or an appropriate portion of the coverage reinsured under this Agreement to reflect increases in the maximum retention limits for PRUCO of NJ and all of its affiliates, collectively, subsequent to the date of policy issue. These maximum retention limits as of the effective date of this Agreement are equal to the amounts shown in the Automatic Acceptance Limits table shown in Schedule A. The portion of the coverage that may be recaptured would be directly related to the increase in the limits. To illustrate, if the maximum retention limits are increased by 100%, then the portion that may be recaptured from all reinsurers of the policies reinsured under this Agreement would be equal to 100% of the portion of each reinsured policy that is retained by PRUCO of NJ. Furthermore, the portion that may be recaptured from ANNUITY & LIFE RE would be determined as ANNUITY & LIFE RE's prorata share of the total portion reinsured with all reinsurers.

      If PRUCO of NJ elects to recapture the risks ceded to ANNUITY & LIFE RE under this Agreement as stated above, it will do so by giving written notice to ANNUITY & LIFE RE. Upon the delivery of such notice, all of the risks previously ceded under each of the policies subject to this Agreement shall be recaptured, effective as of the date specified in PRUCO of NJ's notice. If PRUCO of NJ does not specify in the written notice the date that such recapture is to be effective, then the recapture shall be effective immediately upon ANNUITY & LIFE RE's receipt of the notice.

      If a policy is recaptured, ANNUITY & LIFE RE will pay PRUCO of NJ the unearned reinsurance premium as of the date of recapture. ANNUITY & LIFE RE shall not be liable, under this Agreement, for any claims incurred after the date of recapture.

21.   REINSTATEMENTS

      a. AUTOMATIC REINSTATEMENT. If PRUCO of NJ reinstates a policy that was originally ceded to ANNUITY & LIFE RE as either automatic reinsurance or facultative obligatory reinsurance using conventional underwriting practices, ANNUITY & LIFE RE's reinsurance for the policy shall be reinstated.

      b. FACULTATIVE REINSTATEMENT. If PRUCO of NJ has been requested to reinstate a policy that was originally ceded to ANNUITY & LIFE RE as facultative reinsurance and the reinstatement is processed under PRUCO of NJ's Long Form Reinstatement Process, then PRUCO of NJ will re-submit the appropriate evidence for the case to ANNUITY & LIFE RE for underwriting approval before the reinsurance can be reinstated.

      c. PREMIUM ADJUSTMENT. Reinsurance premiums for the interval during which the policy was lapsed will be paid to ANNUITY & LIFE RE on a YRT basis by PRUCO of NJ.

22.   ERRORS AND OMISSIONS

      If either ANNUITY & LIFE RE or PRUCO of NJ fails to comply with any of the terms of this Agreement and it is shown that the failure was unintentional or the result of a misunderstanding or an administrative oversight on the part of either party, this Agreement will remain in effect. If the failure to comply changes the operation or effect of this Agreement, both parties will be put back to the positions they would have occupied if the failure to comply had not occurred. This section will not apply to any facultative submission until PRUCO of NJ has mailed the Notification of Reinsurance form to ANNUITY & LIFE RE.

23.   INSOLVENCY

      For the purpose of this Agreement, PRUCO of NJ or ANNUITY & LIFE RE shall be deemed "insolvent" if it does one or more of the following:

      a. A court-appointed receiver, trustee, custodian, conservator, liquidator, government official or similar officer takes possession of the property or assets of either PRUCO of NJ or ANNUITY & LIFE RE; or

      b. Either PRUCO of NJ or ANNUITY & LIFE RE is placed in receivership, rehabilitation, liquidation, conservation, bankruptcy or similar status pursuant to the laws of any state or of the United States; or

      c. Either PRUCO of NJ or ANNUITY & LIFE RE becomes subject to an order to rehabilitate or an order to liquidate as defined by the insurance code of the jurisdiction of the domicile of PRUCO of NJ or ANNUITY & LIFE RE, as the case may be.

      In the event that PRUCO of NJ is deemed insolvent, all reinsurance claims payable hereunder shall be payable by ANNUITY & LIFE RE directly to PRUCO of NJ, its liquidator, receiver or statutory successor, without diminution because of the insolvency of PRUCO of NJ. It is understood, however, that in the event of such insolvency, the liquidator or receiver or statutory successor of PRUCO of NJ shall give written notice to ANNUITY & LIFE RE of the pendency of a claim against ANNUITY & LIFE RE on a risk reinsured hereunder within a reasonable time after such claim is filed in the insolvency proceeding. Such notice shall indicate the policy reinsured and whether the claim could involve a possible liability on the part of ANNUITY & LIFE RE. Failure to give such notice shall not excuse the obligation of ANNUITY & LIFE RE unless it is substantially prejudiced thereby. During the pendency of such claim, ANNUITY & LIFE RE may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses it may deem available to PRUCO of NJ, its liquidator, receiver or statutory successor. It is further understood that the expense thus incurred by ANNUITY & LIFE RE shall be chargeable, subject to court approval, against PRUCO of NJ as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to PRUCO of NJ solely as a result of the defense undertaken by ANNUITY & LIFE RE .

      In the event ANNUITY & LIFE RE is deemed insolvent, ANNUITY & LIFE RE will be bound by any legal directions imposed by its liquidator, conservator, or statutory successor. However, and if not in conflict with such legal directions, PRUCO of NJ shall have the right to cancel this Agreement with respect to occurrences taking place on or after the date ANNUITY & LIFE RE first evidences insolvency. Such right to cancel shall be exercised by providing ANNUITY & LIFE RE (or its liquidator, conservator, receiver or statutory successor) with a written notice of PRUCO of NJ's intent to recapture ceded business. If PRUCO of NJ exercises such right to cancel and recapture ceded business, such election shall be in lieu of any premature recapture fee. Upon such election, PRUCO of NJ shall be under no obligation to ANNUITY & LIFE RE , its liquidator, receiver or statutory successor; however, ANNUITY & LIFE RE , its liquidator, receiver or statutory successor shall be liable for all claims incurred prior to the date of recapture.

24.   ARBITRATION

      a. GENERAL. All disputes and differences under this Agreement that cannot be amicably agreed upon by the parties shall be decided by arbitration. The arbitrators will have the authority to interpret this Agreement and, in doing so, will consider the customs and practices of the life insurance and life reinsurance industry. The arbitrators will consider this Agreement as an honorable engagement rather than merely a legal obligation, and they are relieved of all judicial formalities and may abstain from following the strict rules of law. The arbitration shall take place within the United States.

      b. NOTICE. To initiate arbitration, one of the parties will notify the other, in writing, of its desire to arbitrate. The notice will state the nature of the dispute and the desired remedies. The party to which the notice is sent will respond to the notification in writing within 10 days of receipt of the notice. At that time, the responding party will state any additional dispute it may have regarding the subject of arbitration.

      c. PROCEDURE. Arbitration will be heard before a panel of three disinterested arbitrators. The arbitrators will be current or former executive officers or employees of life insurance or reinsurance companies; however, these companies will not be either party or any of their reinsurers or affiliates. Each party will appoint one arbitrator. Notice of the appointment of these arbitrators will be given by each party to the other party within 30 days of the date of mailing of the notification initiating the arbitration. These two arbitrators will, as soon as possible, but no longer than 45 days after the date of the mailing of the notification initiating the arbitration, then select the third arbitrator.

            Should either party fail to appoint an arbitrator or should the two initial arbitrators be unable to agree on the choice of a third arbitrator, each arbitrator will nominate three candidates, two of whom the other will decline, and the decision will be made by drawing lots on the final selection. Once chosen, the three arbitrators will have the authority to decide all substantive and procedural issues by a majority vote. The arbitration hearing will be held on the date fixed by the arbitrators at a location agreed upon by the parties. The arbitrators will issue a written decision from which there will be no appeal. Either party may reduce this decision to a judgment before any court that has jurisdiction of the subject of the arbitration.

      d. COSTS. Each party will pay the fees of its own attorneys, the arbitrator appointed by that party, and all other expenses connected with the presentation of its own case. The two parties will share equal cost of the third arbitrator.

25.   GOOD FAITH; FINANCIAL SOLVENCY

      Each party agrees that all matters with respect to this Agreement require its utmost good faith. Each party or its representatives has the right at any reasonable time to inspect the other's records relating to this Agreement.

      Each party represents and warrants to the other party that it is solvent on a statutory basis in all states in which it does business or is licensed. Each party agrees to promptly notify the other if it is subsequently financially impaired. ANNUITY & LIFE RE has entered into this Agreement in reliance upon PRUCO of NJ's representations and warranties. Each party affirms that it has and will continue to disclose all matters material to this Agreement and each cession. Examples of such matters are a material change in underwriting or issue practices or philosophy, or a change in each party's ownership or control.

      PRUCO of NJ acknowledges that ANNUITY & LIFE RE is neither a licensed nor an accredited reinsurer under the applicable laws and regulations of New Jersey and New York. However, to enable PRUCO of NJ to take the maximum credit for the risks ceded under this Agreement on its statutory financial statements, ANNUITY & LIFE RE has agreed to furnish and maintain during the life of this Agreement one or more letters of credit in accordance with the applicable provisions of Sections 29 and 30 below. ANNUITY & LIFE RE acknowledges that PRUCO of NJ is entering into this Agreement in reliance upon ANNUITY & LIFE RE's obligations with respect to furnishing and maintaining the letter(s) of credit as described in Sections 29 and 30 below. ANNUITY & LIFE RE further agrees that PRUCO of NJ's right of recapture under Section 20 of this Agreement will be triggered if, at any point in the future, ANNUITY & LIFE RE fails to satisfy any of its obligations with respect to furnishing and maintaining, during the life of this Agreement, the letters of credit in strict accordance with the applicable provisions of Sections 29 and 30 below.

26.   MEDICAL INFORMATION BUREAU

      ANNUITY & LIFE RE is required to strictly adhere to the Medical Information Bureau Rules, and PRUCO of NJ agrees to abide by these Rules, as amended from time to time. PRUCO of NJ will not submit a preliminary notice, application for reinsurance, or reinsurance cession to ANNUITY & LIFE RE unless PRUCO of NJ has a signed, currently required Medical Information Bureau authorization.

27.   GOVERNING LAW

      This Agreement shall be governed by the laws of the State of New Jersey without giving effect to the principles of conflicts of laws thereof.

28.   ASSIGNMENT

      This Agreement is not assignable by either party except by the express written consent of the other.

29.   PROVISION FOR BERMUDA DOMICILED ANNUITY & LIFE RE

      a. All applicable Federal Excise Taxes assessed to, and paid by, PRUCO of NJ relative to ANNUITY & LIFE RE's portion of the reinsurance risks under this Agreement will be reimbursed by ANNUITY & LIFE RE to PRUCO of NJ.

      b. The impact of the timing of the DAC Tax payments made by PRUCO of NJ as a result of ANNUITY & LIFE RE being a BERMUDA domiciled reinsurer and not a U.S. domiciled reinsurer will be paid by ANNUITY & LIFE RE.

      c. ANNUITY & LIFE RE shall apply for, provide to PRUCO of NJ, and maintain during the entire term of this Agreement, one or more letters of credit with respect to all the amounts recoverable from ANNUITY & LIFE RE under this Agreement (collectively, the "Letters of Credit"). The Letters of Credit must satisfy each of the requirements set forth in Section 30 below.

      d.    ANNUITY & LIFE RE agrees to the following:

            iii. Submit to the jurisdiction of an alternative dispute resolution panel or court of competent jurisdiction within the United States;

            iv. Comply with all requirements necessary to give such court or panel jurisdiction;

            v. Designate an agent upon whom service of process may be effected; and

            vi.   Abide by the final decision of such court or panel.

30.   LETTER OF CREDIT PROVISIONS

      a. ANNUITY & LIFE RE is obtaining, providing to PRUCO of NJ, and maintaining during the entire term of this Agreement, the Letters of Credit in order to enable PRUCO of NJ to take the maximum credit for the risks ceded under this Agreement on its statutory financial statements. As such, each of the Letters of Credit must individually satisfy the requirements of Subsections 30 b., 30 c. and 30 d. below and all of the Letters of Credit collectively must satisfy the requirements of Subsections 30 e. and 30 f. below. In addition, each Letter of Credit individually and all of the Letters of Credit collectively must satisfy any other applicable legal or regulatory requirements of New Jersey and New York that must be complied with in order to ensure that PRUCO of NJ is entitled to take the maximum credit for the risks ceded under this Agreement on its statutory financial statements, given that ANNUITY & LIFE RE is neither a licensed nor an accredited reinsurer under the applicable laws and regulations of New Jersey and New York.

      b. Each of the Letters of Credit must: (I) be an original and signed by an authorized official of the issuing bank or an authorized official of the confirming bank (in the case of a confirmation meeting the requirements of this Section); (II) contain an issuance date and contain an expiry date that is no earlier than one calendar year from the issuance date; (III) be issued or confirmed by a "Qualified Bank" (as defined in subsection 30c. below); (IV) be issued on behalf of ANNUITY & LIFE RE as the "Applicant" and include such indication in a boxed area that states it is "For Internal Identification Purposes Only" (or similar words to that effect) and that does not affect the terms of the Letter of Credit or the bank's obligations thereunder; (V) be issued to PRUCO of NJ as "Beneficiary" and expressly indicate in the body of the Letter of Credit that the definition of the "Beneficiary" under the Letter of Credit includes any successor by operation of law of PRUCO of NJ, including, without limitation, any liquidator, rehabilitator, receiver, or conservator for PRUCO of NJ; (VI) be issued, presentable and payable at an office of the issuing or confirming bank within the United States; (VII) be "clean and unconditional" (meaning that the Letter of Credit makes no reference to any other agreement, document or entity and provides that the Beneficiary need only draw a sight draft under the Letter of Credit or confirmation and present it to promptly obtain funds and that no other document need be presented); (VIII) contain a statement that it is not subject to any agreement, condition or qualification outside the Letter of Credit itself; (IX) contain a statement to the effect that the obligation of the issuing bank under the Letter of Credit is an individual obligation of such bank and is in no way contingent upon reimbursement with respect thereto; (X) be irrevocable and contain an "evergreen clause" (meaning that the letter of credit or confirmation cannot be revoked prior to its expiry date and that it will automatically renew prior to the occurrence of the expiry date unless written notice sent by U.S. registered mail has been delivered to PRUCO of NJ as Beneficiary at the notice address stipulated in subsection d. of this Section 30 not less than 30 days prior to the expiry date); (XI) state that it is subject to and governed by the laws of the State of New Jersey and the 1993 Revision of the Uniform Customs and Practice for Documentary Credits of the International Chamber of Commerce (Publication 500) and that, in the event of any conflict, the laws of the State of New Jersey will control; and (XII) contain a provision for an extension of time, of not less than 30 days after resumption of business, to draw against the Letter of Credit in the event that one or more of the occurrences described in article 17 of Publication 500 occurs.

      c. As used in Subsection 30 b. above, the term "Qualified Bank" shall mean a bank or trust company that: (I) is organized and existing, or in the case of a branch or agency office of a foreign banking organization is licensed, under the laws of the United States or any state thereof; (II) is regulated, supervised and examined by United States Federal or state authorities having regulatory authority over banks and trust companies; (III) is determined by the Securities Valuation Office of the National Association of Insurance Commissioners to meet such standards of financial condition and standing as are considered necessary and appropriate to regulate the quality of banks and trust companies whose letters of credit will be acceptable to insurance regulatory authorities; (IV) is not a foreign branch office of a bank or trust company organized and existing in the United States; and (V) is not a parent, subsidiary or affiliate of PRUCO of NJ or ANNUITY & LIFE RE.

      d. Each Letter of Credit must indicate that notices of non-renewal will be sent to the following address, or such other address as may be indicated in a notice sent by PRUCO of NJ to the issuing or confirming bank:

                  Chief Actuary
                  PRUCO Life Insurance Company of New Jersey
                  213 Washington Street
                  Newark, New Jersey  07102-2992

      e. All of the Letters of Credit must, in the aggregate, provide for a maximum amount that can be drawn thereunder of a sum that is at least as great as PRUCO of NJ has indicated will be required under this Agreement and all other related reinsurance agreements between ANNUITY & LIFE RE and PRUCO of NJ or any affiliate of PRUCO of NJ. Approximately one month before the end of each calendar quarter, PRUCO of NJ will indicate to ANNUITY & LIFE RE the aggregate coverage amount needed under all of the Letters of Credit as well as any other information necessary for ANNUITY & LIFE RE to provide PRUCO of NJ the required Letters of Credit prior to end of each calendar quarter. The cost for all Letters of Credit furnished and maintained under this Agreement will be borne solely by ANNUITY & LIFE RE.

      f. ANNUITY & LIFE RE and PRUCO of NJ agree that any or all of the Letters of Credit provided by ANNUITY & LIFE RE pursuant to the provisions of this Agreement may be drawn upon in full or in part at any time, notwithstanding any other provisions in this Agreement, and may be utilized by PRUCO of NJ or any successor by operation of law of PRUCO of NJ including, without limitation, any liquidator, rehabilitator, receiver or conservator of PRUCO of NJ for any of the following purposes:

            v. to reimburse PRUCO of NJ for ANNUITY & LIFE RE's share of premiums returned to the owners of policies reinsured under the reinsurance agreement on account of cancellations of such policies;

            vi. to reimburse PRUCO of NJ for ANNUITY & LIFE RE's share of benefits or losses paid by PRUCO of NJ under the terms and provisions of the policies reinsured under this Agreement;

            vii. to fund an account with PRUCO of NJ in an amount at least equal to the deduction, for reinsurance ceded, from PRUCO of NJ's liabilities for policies ceded under this Agreement. Such amount shall include, but not be limited to, amounts for policy reserves, reserves for claims and losses incurred (including losses incurred but not reported), loss adjustment expenses, and unearned premiums; and


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

            viii. to pay any other amounts PRUCO of NJ claims are due under this
                  Agreement:

            All of the foregoing will be applied without diminution because of insolvency on the part of PRUCO of NJ or ANNUITY & LIFE RE.

      g. ANNUITY & LIFE RE further acknowledges and agrees that PRUCO of NJ or any successor by operation of law of PRUCO of NJ including, without limitation, any liquidator, rehabilitator, receiver or conservator of PRUCO of NJ may draw upon any or all of the Letters of Credit in full or in part in the event that: (I) a notice of cancellation or non-renewal has been issued by the issuing or confirming bank under any of the Letters of Credit and ANNUITY & LIFE RE has not obtained one or more replacement letters of credit that satisfy all of the applicable requirements of this Section 30 by that date which is ten days prior to the earliest expiry date of the Letter of Credit or Letters of Credit as to which notice of cancellation or non-renewal has been sent; or (II) the maximum amount that may be drawn under any of the Letters of Credit has been reduced other than in accordance with PRUCO of NJ's direction or PRUCO of NJ has communicated to ANNUITY & LIFE RE in accordance with the provisions of Subsection 30 e. above a need to increase the aggregate amount available under all of the Letters of Credit and ANNUITY & LIFE RE has not obtained one or more replacement Letters of Credit or one or more additional Letters of Credit so that all issued and outstanding Letters of Credit that will remain in effect provide for coverage in an amount sufficient to meet the requirements of Subsection 30 e. above.

In witness of the above, PRUCO of NJ and ANNUITY & LIFE RE have by their respective officers executed and delivered this Agreement in duplicate on the dates indicated below, with an effective date of January 1, 2000.



PRUCO OF NJ LIFE INSURANCE COMPANY         ANNUITY & LIFE REASSURANCE, LTD
OF NEW JERSEY


By:_______________________________         By:______________________________


Title:____________________________         Title:___________________________


Date:_____________________________         Date:____________________________


By:_______________________________         By:______________________________


Title:____________________________         Title:___________________________


Date:_____________________________         Date:____________________________

                                   SCHEDULE A

                              REINSURANCE COVERAGE

1.    PLANS REINSURED:

      This Agreement covers the following plans:

      o SVUL II Policies issued by PRUCO of NJ (Form Number SVUL-2000 and all state variations)

2.    AUTOMATIC PORTION REINSURED:

      US/Canadian Residents

      ANNUITY & LIFE RE will automatically reinsure an amount equal to 20% of the net amount at risk related to the face amount of insurance.

      Non US/Canadian Residents

      ANNUITY & LIFE RE will automatically reinsure an amount equal to 20% of the net amount at risk related to the face amount of insurance.

      The net amount of risk is determined as of the issue date and each subsequent policy anniversary and is defined as the death benefit minus the contract fund.

3.    AUTOMATIC RETENTION LIMIT:

      PRUCO of NJ will retain at least 10% of each policy. PRUCO of NJ may cede up to 70% of each policy on a first-dollar quota share basis to other reinsurers.

4.    AUTOMATIC ACCEPTANCE LIMIT:

      For any policy to be reinsured under automatic reinsurance, the face amount will not exceed the amounts in the following tables:

      US/Canadian Residents - No Foreign Travel

          ------------------------------------------------------------------
                                             Rating Class of Higher Rated
                                                         Life
          ------------------------------------------------------------------
          Issue Age of Older Insured      Pref. Best -       Class E - H
                                           Class D
          ------------------------------------------------------------------
               Ages:  18 - 65            $50,000,000        $40,000,000
          ------------------------------------------------------------------
                      66 - 70            $40,000,000        $20,000,000
          ------------------------------------------------------------------
                      71 - 75            $30,000,000        $15,000,000
          ------------------------------------------------------------------
                      76 - 80            $15,000,000        $10,000,000
          ------------------------------------------------------------------
                      81 - 85            $ 5,000,000        $ 2,500,000
          ------------------------------------------------------------------
                      86 - 90            $ 2,500,000        $ 1,000,000
          ------------------------------------------------------------------

      If both lives exceed Class H, there will be no automatic acceptance limit.

      If one life is ratable over Class H, then the following individual policy limits for the lesser impaired life's mortality classification apply:

          ------------------------------------------------------------------
             Issue Age of Lesser      Pref. Best -
                Impaired Life           Class D           Class E - H
          ------------------------------------------------------------------
               Ages:  18 - 65         $30,000,000        $20,000,000
          ------------------------------------------------------------------
                      66 - 70         $25,000,000        $15,000,000
          ------------------------------------------------------------------
                      71 - 75         $20,000,000        $10,000,000
          ------------------------------------------------------------------
                      76 - 77         $10,000,000        $ 5,000,000
          ------------------------------------------------------------------
                      78 - 80         $ 5,000,000        $ 2,500,000
          ------------------------------------------------------------------
                      81 - 85         $ 2,500,000        None
          ------------------------------------------------------------------
                      86+             $ 1,000,000        None
          ------------------------------------------------------------------

      US/Canadian Residents - Foreign Travel

          ----------------------------------------------------------------------
                                      Rating Class of Higher Rated Life
          ----------------------------------------------------------------------
                                  Pref. Best -                     Greater than
                                   Class C         Class D - E        Class E
          ----------------------------------------------------------------------
               Ages:  18 - 70   $10,000,000       $  7,500,000         None
          ----------------------------------------------------------------------
                      71 - 75   $ 7,500,000       $  5,000,000         None
          ----------------------------------------------------------------------
                      76+       None              None                 None
          ----------------------------------------------------------------------

         Non US/Canadian Residents

          ----------------------------------------------------------------------
                                      Rating Class of Higher Rated Life
          ----------------------------------------------------------------------
                                  Pref. Best -                     Greater than
                                   Class C         Class D - E        Class E
          ----------------------------------------------------------------------
               Ages:  18 - 70   $20,000,000       $15,000,000          None
          ----------------------------------------------------------------------
                      71 - 75   $15,000,000       $10,000,000          None
          ----------------------------------------------------------------------
                      76+       None              None                 None
          ----------------------------------------------------------------------

5.    JUMBO LIMIT:

      For any policy to be reinsured under automatic reinsurance, the total amount of insurance in force and applied for in all companies will not exceed the following amounts:

      US/Canadian Residents- No Foreign Travel

            $50,000,000 for all ages and rating classes.

      US/Canadian Residents - Foreign Travel

            $35,000,000 for issue ages through age 75 and rating classes through class E. $0 for issue ages over 75 or rating classes higher than E.

      Non US/Canadian Residents

            $35,000,000 for issue ages through age 75 and rating classes through class E. $0 for issue ages over 75 or rating classes higher than E.

6.    OCCUPATION EXCLUSION LIST FOR AUTOMATIC REINSURANCE

      o     Entertainers

      o     High Profile Athletes

7.    REPORTING PERIOD:

      The reporting period will be monthly.

      8. MINIMUM CESSION:

      The minimum amount per cession that can be reinsured with ANNUITY & LIFE RE is $50,000.

9.    RESERVES FOR REINSURANCE:

      The reinsurance reserve is the one-year term reserve on the portion of each policy reinsured. This reserve will be calculated using 1980 CSO ultimate mortality and 4 1/2 % interest.

10.   RISK TRIGGER EVENT:

      A "Risk Trigger Event" means that any of the following has occurred:

      (1) ANNUITY & LIFE RE does not have statutory surplus of at least $300 million;

      (2) ANNUITY & LIFE RE has failed to satisfy any of its obligations with respect to furnishing and maintaining, during the life of this Agreement, the Letters of Credit in strict accordance with the applicable provisions of Sections 29 and 30 of this Agreement; or

      (3) ANNUITY & LIFE RE no longer has in effect a Qualified Rating (as defined below) from at least one of the Major Rating Agencies shown in the chart below, which is at least as high as the minimum levels shown:

               -----------------------------------------------------------------
               Major Rating Agency                 Minimum Applicable Rating:
               =================================================================
               Fitch IBCA, Duff & Phelps           A rating of "BBB+" or higher.
               -----------------------------------------------------------------
               Moody Investor Services, Inc.       A rating of "Baa1" or higher
               -----------------------------------------------------------------
               Standard & Poors Corporation        A rating of "BBB+" or higher.
               -----------------------------------------------------------------

      "Qualified Rating" shall mean the issuance of an insurance company long-term, financial strength rating from one or more of the Major Rating Agencies that remains in effect, that has not been suspended or withdrawn, and that was issued as a result of the full interactive ratings review process (including interviews with senior management) by the Major Rating Agency in question. (Use of the modifiers "Q" or "Pi" by S&P or any similar indication that a rating is a "qualified" or "limited" rating by any other of the Major Rating Agencies means that the rating does not constitute a "Qualified Rating" for purposes of this Agreement.)

                                   SCHEDULE B

                 AUTOMATIC AND FACULTATIVE REINSURANCE PREMIUMS

1.    STANDARD ANNUAL REINSURANCE PREMIUMS

      The standard annual reinsurance premiums per $1,000 of net amount at risk for (1) all cessions of automatic reinsurance and facultative obligatory reinsurance and (2) all cessions of facultative reinsurance in the amount of $2 million or less will be the frasierized values of the product of the single life rates in the table attached to this Schedule B and the following factors:

      ==================================================================
         Rating Class                         Factor
      ------------------------------------------------------------------
                  1                             .315
      ------------------------------------------------------------------
                  2                             .384
      ------------------------------------------------------------------
                  3                             .495
      ------------------------------------------------------------------
                  4                             .628
      ------------------------------------------------------------------
                  5                            1.025
      ------------------------------------------------------------------
                  6                            1.285
      ==================================================================

      The standard annual reinsurance premiums per $1,000 for cessions of facultative reinsurance in excess of $2 million will be the frasierized values of the product of the single life rates in the table attached to this Schedule B and the following factors:

      ==================================================================
      Term Policies in Level Premium Period and Conversion Policies at
                              Similar Durations
      ------------------------------------------------------------------
         Rating Class                         Factor
      ------------------------------------------------------------------
                  1                             .350
      ------------------------------------------------------------------
                  2                             .420
      ------------------------------------------------------------------
                  3                             .550
      ------------------------------------------------------------------
                  4                             .690
      ------------------------------------------------------------------
                  5                            1.130
      ------------------------------------------------------------------
                  6                            1.410
      ==================================================================

      The frasierized method is described as follows:

      Definition of Terms:

      (a) Qx,n = single life rate per thousand in duration n for an insured whose policy was issued at issue age x

      (b) Qx,y,n = joint last survivor rate per thousand in duration n for two insureds whose policy was issued at issue ages x and y

      Step 1

            Calculate qx,n for each insured for durations 1 to n.

            qx,n = Qx,n divided by 1000.

      Step 2

            Calculate px,n for each insured for durations (n-1) and n.

            px,n = (1-qx,1) x (1-qx,2) x...x (1-qx,n).

      Step 3

            Calculate px,y,n for durations (n-1) and n.

            px,y,n = px,n + py,n - ((px,n) x (py,n))

      Step 4

            Calculate qx,y,n for duration n. Let px,y,0 = 1.

            qx,y,n = 1 - px,y,n
                        --------
                        px,y,n-1

      Step 5

            Qx,y,n = 1000 x qx,y,n

      A minimum premium of $0.13 per $1000 will be applied.

2.    SUBSTANDARD ANNUAL REINSURANCE PREMIUMS

      Substandard extra premiums are available on classes 4 and 6 (Non-Smoker and Smoker). For substandard issues, the substandard reinsurance premium (plus any flat extra) is payable for 20 years. After this period, the base reinsurance premium (plus any flat extra) is payable until the end of the premium paying period.

      The annual reinsurance premiums per $1,000 for substandard issues will be the product of the annual single life base reinsurance premiums per $1,000 and the factor for the appropriate rating class. These are the single life substandard rates prior to frasierization. These rates are capped at $1,000 per $1,000. The minimum after frasierization is $0.13 per $1,000.

      The factors are as follows:

      --------------------------------------------------
      Rating                    Rating
      Class          Factor     Class          Factor
      --------------------------------------------------
      A              1.40       K              10.00
      --------------------------------------------------
      B              1.65       L              12.50
      --------------------------------------------------
      C              1.90       M              15.00
      --------------------------------------------------
      D              2.25       N              17.50
      --------------------------------------------------
      E              2.75       O              20.00
      --------------------------------------------------
      F              3.25       P              25.00
      --------------------------------------------------
      G              3.75       Q              30.00
      --------------------------------------------------
      H              4.50       R              40.00
      --------------------------------------------------
      I              5.00       S              50.00
      --------------------------------------------------
      J              7.50       T              50.00
      --------------------------------------------------

3.    FLAT EXTRA REINSURANCE PREMIUMS

      Each single life flat extra premium will be converted to PRUCO of NJ of New Jersey's flat extra premium for survivorship insurance.

      The flat extra reinsurance premium will be the product of PRUCO of NJ of New Jersey's flat extra for survivorship insurance and the factors in the following table:

      =================================================
                Permanent Flat Extra Premiums
           (i.e., for more than 5 years duration)
      -------------------------------------------------
             First year                  .25
      -------------------------------------------------
            Renewal year                 .90
      =================================================

      =================================================
                Temporary Flat Extra Premiums
            (i.e., for 5 years duration or less)
      -------------------------------------------------
             All years                  .90
      =================================================

4.    AGE BASIS

      Age Last Birthday.

5.    PREMIUM TAXES

      Premium taxes are not reimbursed.

================================================================================

                            AUTOMATIC AND FACULTATIVE
                        YEARLY RENEWABLE TERM REINSURANCE
                                    AGREEMENT

                            EFFECTIVE January 1, 2000

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                   (hereinafter referred to as "PRUCO of NJ")

                              213 Washington Street
                          Newark, New Jersey 07102-2992

                                       And

                           AUSA Life Insurance Company
                       (hereinafter referred to as "AUSA")

                              4 Manhattanville Road
                               Purchase, NY 10577

================================================================================

                                Table of Contents

1.    PARTIES TO THE AGREEMENT                                            1

2.    EFFECTIVE DATE OF THE AGREEMENT                                     1

3.    SCOPE OF THE AGREEMENT                                              1

4.    DURATION OF THE AGREEMENT                                           1

5.    BASIS OF REINSURANCE                                                1

6.    AUTOMATIC REINSURANCE TERMS                                         1
      a.    CONVENTIONAL UNDERWRITING                                     2
      b.    RESIDENCE                                                     2
      c.    OCCUPATION                                                    2
      d.    AUTOMATIC PORTION REINSURED                                   2
      e.    RETENTION                                                     2
      f.    AUTOMATIC ACCEPTANCE LIMIT                                    2
      g.    JUMBO LIMIT                                                   2
      h.    MINIMUM CESSION                                               2
      i.    FACULTATIVE QUOTES                                            2

7.    AUTOMATIC REINSURANCE NOTICE PROCEDURE                              2

8.    FACULTATIVE OBLIGATORY REINSURANCE                                  2

9.    FACULTATIVE REINSURANCE                                             2

10.   COMMENCEMENT OF REINSURANCE COVERAGE                                3
      a.    AUTOMATIC REINSURANCE                                         3
      b.    FACULTATIVE OBLIGATORY REINSURANCE                            3
      c.    FACULTATIVE REINSURANCE                                       3
      d.    PRE-ISSUE COVERAGE                                            3

11.   REINSURANCE PREMIUM RATES                                           4
      a.    LIFE REINSURANCE                                              4
      b.    RATES NOT GUARANTEED                                          4

12.   PAYMENT OF REINSURANCE PREMIUMS                                     4
      a.    PREMIUM DUE                                                   4
      b.    FAILURE TO PAY PREMIUMS                                       4
      c.    PREMIUM ADJUSTMENT                                            4

13.   PREMIUM TAX REIMBURSEMENT                                           4

14.   DAC TAX AGREEMENT                                                   4

15.   REPORTS                                                             5

16.   RESERVES FOR REINSURANCE                                            5

17.   CLAIMS                                                              5
      a.    NOTICE                                                        5
      b.    AMOUNT AND PAYMENT OF BENEFITS                                5
      c.    CLAIM SETTLEMENTS                                             6
      d.    CLAIM EXPENSES                                                6
      e.    EXTRACONTRACTUAL DAMAGES                                      6

18.   MISREPRESENTATION, SUICIDE, AND MISSTATEMENT                        6

19.   POLICY CHANGES                                                      6
      a.    NOTICE                                                        6
      b.    INCREASES                                                     7
      c.    REDUCTION OR TERMINATION                                      7
      d.    PLAN CHANGES                                                  7
      e.    DEATH BENEFIT OPTION CHANGES                                  7
      f.    REDUCED PAID-UP INSURANCE                                     7
      g.    POLICY SPLIT                                                  7

20.   RECAPTURE                                                           7

21.   REINSTATEMENTS                                                      8
      a.    AUTOMATIC REINSTATEMENT                                       8
      b.    FACULTATIVE REINSTATEMENT                                     8
      c.    PREMIUM ADJUSTMENT                                            8

22.   ERRORS AND OMISSIONS                                                8

23.   INSOLVENCY                                                          8

24.   ARBITRATION                                                         9
      a.    GENERAL                                                       9
      b.    NOTICE                                                        9
      c.    PROCEDURE                                                     9
      d.    COSTS                                                         9

25.   GOOD FAITH; FINANCIAL SOLVENCY                                      9

26.   MEDICAL INFORMATION BUREAU                                          10

27.   GOVERNING LAW                                                       10

28.   ASSIGNMENT                                                          10

                 AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM
                              REINSURANCE AGREEMENT

1.    PARTIES TO THE AGREEMENT

      This Agreement is solely between AUSA and PRUCO of NJ, a life insurance company domiciled in the State of New Jersey. There is no third party beneficiary to this Agreement. Reinsurance under this Agreement will not create any right or legal relationship between AUSA and any other person, for example, any insured, policyowner, agent, beneficiary, or assignee. PRUCO of NJ agrees that it will not make AUSA a party to any litigation between any such third party and PRUCO of NJ. PRUCO of NJ will not use or disclose AUSA's name with regard to PRUCO of NJ's agreements or transactions with these third parties unless AUSA gives prior written approval for the use or disclosure of its name or unless PRUCO of NJ is compelled by law to do so.

      The terms of this Agreement are binding upon the parties, their representatives, successors, and assigns. The parties to this Agreement are bound by ongoing and continuing obligations and liabilities until the later of (1) when this Agreement terminates and (2) when the underlying policies are no longer in force. This Agreement shall not be bifurcated, partially assigned, or partially assumed.

2.    EFFECTIVE DATE OF THE AGREEMENT

      This Agreement will be effective as of 12:01 A.M., January 1, 2000, and will cover policies effective on and after that date.

3.    SCOPE OF THE AGREEMENT

      The text of this Agreement and all Exhibits, Schedules and Amendments are considered to be the entire agreement between the parties. There are no other understandings or agreements between the parties regarding the policies reinsured other than as expressed in this Agreement. The parties may make changes or additions to this Agreement, but they will not be considered to be in effect unless they are made by means of a written amendment that has been signed and dated by both parties.

4.    DURATION OF THE AGREEMENT

      The duration of this Agreement will be unlimited. However, either party may terminate the Agreement for new business at any time by giving the other a 90-day prior written notice. AUSA will continue to accept new reinsurance during the 90-day period.

      In addition, this Agreement may be terminated immediately for the acceptance of new reinsurance by either party if one of the parties materially breaches this Agreement or becomes insolvent.

      Existing reinsurance will not be affected by the termination of this Agreement with respect to new reinsurance. Existing reinsurance will remain in force until the termination or expiry of the underlying policies on which the reinsurance is based as long as PRUCO of NJ continues to pay reinsurance premiums as described in Section 12. However, existing reinsurance may be terminated in accordance with the recapture provision described in Section 20.

5.    BASIS OF REINSURANCE

      Reinsurance under this Agreement will be on the Yearly Renewable Term basis for the net amount at risk on the portion of each policy that is reinsured as described in Schedule A.

6.    AUTOMATIC REINSURANCE TERMS

      AUSA agrees to automatically accept contractual risks on the life insurance plans shown in Schedule A, subject to the following requirements:

      a. CONVENTIONAL UNDERWRITING. Automatic reinsurance applies only to insurance applications underwritten by PRUCO of NJ according to PRUCO of NJ's conventional underwriting and issue practices. Upon request, PRUCO of NJ shall provide AUSA with a copy of its current underwriting and issue practices and guidelines.

            In the event of significant changes in underwriting practices in the industry, it may be appropriate for PRUCO of NJ or AUSA to request of the other party changes in the underwriting requirements. The party requesting the change must provide a 120-day advance written notice to the other party before the effective date of such change. Recognition of reinsurance premium rates related to these changes must be determined within the 120-day period. If the underwriting change or rate change is unacceptable to either party, this Agreement may be unilaterally terminated for acceptance of new business with a 90-day written termination notice to the other party.

      b. RESIDENCE. To be eligible for automatic reinsurance, each insured must either be a resident of the United States or Canada at the time of issue or be a resident of another country that meets PRUCO of NJ's special underwriting requirements pertaining to foreign residence.

      c. OCCUPATION. To be eligible for automatic reinsurance, the insured must not be employed in an occupation as shown in the Occupation Exclusion List in Schedule A.

      d. AUTOMATIC PORTION REINSURED. For any policy reinsured under automatic reinsurance, the portion reinsured is shown in Schedule A.

      e. RETENTION. PRUCO of NJ will retain, and not otherwise reinsure, an amount of insurance on each life equal to its retention shown in Schedule A.

      f. AUTOMATIC ACCEPTANCE LIMIT. For any policy to be reinsured under automatic reinsurance, the face amount shall not exceed the Automatic Acceptance Limit as shown in Schedule A.

      g. JUMBO LIMIT. For any policy to be reinsured under automatic reinsurance, the total amount of insurance in force and applied for in all companies shall not exceed the Jumbo Limit as shown in Schedule A.

      h. MINIMUM CESSION. The minimum amount of reinsurance per cession that AUSA will accept is shown in Schedule A.

      i. FACULTATIVE QUOTES. The risk shall not have been submitted on a facultative basis to AUSA or any other reinsurer.

7.    AUTOMATIC REINSURANCE NOTICE PROCEDURE

      After the policy has been paid for and delivered, PRUCO of NJ will submit all relevant individual policy information, as defined in Schedule C, in its next statement to AUSA.

8.    FACULTATIVE OBLIGATORY REINSURANCE

      When a policy does not qualify for automatic reinsurance because (1) the Automatic Acceptance Limit is exceeded, (2) the Jumbo Limit is exceeded or
      (3) the applicant is employed in an occupation included in the Occupation Exclusion List in Schedule A, PRUCO of NJ may make a request to reserve capacity through facultative obligatory reinsurance by contacting AUSA by telephone. If PRUCO of NJ reserves capacity and the policy is issued, PRUCO of NJ must submit a form substantially similar to the "Notification of Reinsurance" form shown in Schedule F.

9.    FACULTATIVE REINSURANCE

      PRUCO of NJ may apply for facultative reinsurance with AUSA on a risk if the automatic reinsurance terms are not met or if the terms are met and it prefers to apply for facultative reinsurance. To obtain a facultative reinsurance quote, PRUCO of NJ must submit the following:

      a. A form substantially similar to the "Application for Reinsurance" form shown in Schedule E.

      b. Copies of the original insurance application, medical examiner's reports, financial information, and all other papers and information obtained by PRUCO of NJ regarding the insurability of the risk.

      After receipt of PRUCO of NJ's application, AUSA will promptly examine the material and notify PRUCO of NJ either of the terms and conditions of AUSA's offer for facultative reinsurance or that no offer will be made. AUSA's offer expires 120 days after the offer is made unless the written offer specifically states otherwise. If PRUCO of NJ accepts AUSA's offer, then PRUCO of NJ will make a dated notation of its acceptance in its underwriting file and mail as soon as possible a formal reinsurance cession to AUSA using a form substantially similar to the Notification of Reinsurance form shown in Schedule F. If PRUCO of NJ does not accept AUSA's offer, then PRUCO of NJ will notify AUSA in writing as soon as possible.

10.   COMMENCEMENT OF REINSURANCE COVERAGE

      Commencement of AUSA's reinsurance coverage on any policy or pre-issue risk under this Agreement is described below:

      a. AUTOMATIC REINSURANCE. AUSA's reinsurance coverage for any policy that is ceded automatically under this Agreement will begin and end simultaneously with PRUCO of NJ's contractual liability for the policy reinsured.

            In addition, AUSA will be liable for benefits paid under PRUCO of NJ's conditional receipt or temporary insurance agreement if all of the conditions for automatic reinsurance coverage under Section 6 of this Agreement are met. AUSA's liability under PRUCO of NJ's conditional receipt or temporary insurance agreement is limited to the lesser of (1) AUSA's reinsured portion of the face amount of the policy and (2) $200,000.

      b. FACULTATIVE OBLIGATORY REINSURANCE. AUSA's reinsurance coverage for any policy that is ceded under the terms of facultative obligatory reinsurance in this Agreement will begin when (1) PRUCO of NJ accepts AUSA's offer by making a dated notation of its acceptance in its underwriting file and mailing the "Notification of Reinsurance" form to AUSA and (2) the policy has been issued.

            In addition, AUSA will be liable for benefits paid under PRUCO of NJ's conditional receipt or temporary insurance agreement if the conditions for automatic reinsurance stated in Section 6a, b, e, h, and i of this Agreement are met. AUSA's liability under PRUCO of NJ's conditional receipt or temporary insurance agreement will be limited to the portion of $1,000,000 that is derived as the amount of capacity reserved by PRUCO of NJ from AUSA divided by the total amount of capacity reserved by PRUCO of NJ from all reinsurers.

      c. FACULTATIVE REINSURANCE. AUSA's reinsurance coverage for any policy that is ceded facultatively under this Agreement shall begin when
            (1) PRUCO of NJ accepts AUSA's offer by making a dated notation of its acceptance in its underwriting file and mailing the "Notification of Reinsurance" form to AUSA and (2) the policy has been issued.

            In addition, AUSA will be liable for benefits paid under PRUCO of NJ's conditional receipt or temporary insurance agreement. AUSA's liability under PRUCO of NJ's conditional receipt or temporary insurance agreement will be limited to the portion of $1,000,000 that is derived as the amount of capacity reserved by PRUCO of NJ from AUSA divided by the total amount of capacity reserved by PRUCO of NJ from all reinsurers.

      d. PRE-ISSUE COVERAGE. The pre-issue coverage for benefits paid under PRUCO of NJ's conditional receipt or temporary insurance agreement will be effective once all initial medical exams and tests have been completed. The pre-issue liability applies only once on any given life at one time no matter how many conditional receipts or temporary insurance agreements are in effect. After a policy has been issued, no reinsurance benefits are payable under this pre-issue coverage provision.

11.   REINSURANCE PREMIUM RATES

      a. LIFE REINSURANCE. The reinsurance premiums per $1000 are shown in Schedule B. Reinsurance premiums for renewals are calculated using (1) the issue ages, (2) the duration since issuance and (3) the current underwriting classification.

      b. RATES NOT GUARANTEED. The reinsurance premium rates are not guaranteed. AUSA reserves the right to change the rates at any time. If AUSA changes the rates, it will give PRUCO of NJ a 90-day prior written notice of the change. Any change applies only to reinsurance premiums due after the expiration of the notice period.

12.   PAYMENT OF REINSURANCE PREMIUMS

      a. PREMIUM DUE. For each policy reinsured under this Agreement, reinsurance premiums are payable annually in advance. These premiums are due on the issue date and each subsequent policy anniversary. Within 30 days after the close of each reporting period, PRUCO of NJ will send AUSA a statement of account for that period along with payment of the full balance due. On any payment date, monies payable between AUSA and PRUCO of NJ under this Agreement may be netted to determine the payment due. This offset will apply regardless of the insolvency of either party as described in Section 23. If the statement of account shows a balance due PRUCO of NJ, AUSA will remit that amount to PRUCO of NJ within 30 days of receipt of the statement of account. All financial transactions under this Agreement will be in United States dollars. If the reinsurance premium amounts cannot be determined on an exact basis by the dates described below, such payments will be paid in accordance with a mutually agreed upon formula which will approximate the actual payments. Adjustments will then be made to reflect actual amounts when such information is available.

      b. FAILURE TO PAY PREMIUMS. If reinsurance premiums are 90 days past due, for reasons other than those due to error or omission as defined below in
Section 22, the premiums will be considered in default and AUSA may terminate the reinsurance by providing a 30-day prior written notice, provided payment is not received within that 30-day period. AUSA will have no further liability as of the termination date. PRUCO of NJ will be liable for the prorated reinsurance premiums to the termination date. PRUCO of NJ agrees that it will not force termination under the provisions of this paragraph solely to avoid the recapture requirements or to transfer the block of business reinsured to another reinsurer.

      c. At the end of this 30-day period, AUSA's liability will automatically terminate for all reinsurance on which balances remain due and unpaid, including reinsurance on which balances became due and unpaid during and after the 30-day notice period.

            Subject to Article 21, PRUCO of NJ may reinstate reinsurance terminated for non-payment of balances due at any time within 60 days following the date of termination. However, AUSA will have no liability for claims incurred between the termination date and the reinstatement date.

      d. PREMIUM ADJUSTMENT. If PRUCO of NJ overpays a reinsurance premium and AUSA accepts the overpayment, AUSA's acceptance will not constitute or create a reinsurance liability or increase in any existing reinsurance liability. Instead, AUSA will be liable to PRUCO of NJ for a credit in the amount of the overpayment. If a reinsured policy terminates, AUSA will refund the excess reinsurance premium. This refund will be on a prorated basis without interest from the date of termination of the policy to the date to which a reinsurance premium has been paid.

13.   PREMIUM TAX REIMBURSEMENT

      See Schedule B.

14.   DAC TAX AGREEMENT

      PRUCO of NJ and AUSA, herein collectively called the "Parties", or singularly the "Party", hereby enter into an election under Treasury Regulations Section 1.848-2(g) (8) whereby:

      a. For each taxable year under this Agreement, the party with the net positive consideration, as defined in the regulations promulgated under Internal Revenue Code Section 848, will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848 (c) (1);

      b. PRUCO of NJ and AUSA agree to exchange information pertaining to the net consideration under this Agreement each year to insure consistency or as otherwise required by the Internal Revenue Service;

      c. PRUCO of NJ will submit to AUSA by May 1 of each year its calculation of the net consideration for the preceding calendar year.

      d. AUSA may contest such calculation by providing an alternative calculation to PRUCO of NJ in writing within 30 days of AUSA's receipt of PRUCO of NJ's calculation. If AUSA does not so notify PRUCO of NJ, AUSA will report the net consideration as determined by PRUCO of NJ in AUSA's tax return for the previous calendar year;

      e. If AUSA contests PRUCO of NJ's calculation of the net consideration, the parties will act in good faith to reach an agreement as to the correct amount within 30 days of the date AUSA submits its alternative calculation. If PRUCO of NJ and AUSA do not reach agreement on the net amount of consideration within such 30-day period, then the net amount of consideration for such year shall be determined by an independent accounting firm acceptable to both PRUCO of NJ and AUSA within 20 days after the expiration of such 30-day period.

      f. PRUCO of NJ and AUSA agree that this election shall first be effective for the 2000 calendar tax year and will be effective for all subsequent taxable years for which this Agreement remains in effect.

      AUSA and PRUCO of NJ represent and warrant that they are subject to U.S. taxation under either Subchapter L of Chapter 1, or Subpart F of Subchapter N of Chapter 1 of the Internal Revenue Code of 1986, as amended.

15.   REPORTS

      The reporting period is shown in Schedule A. For each reporting period, PRUCO of NJ will submit reports to AUSA with information that is substantially similar to the information displayed in Schedule C.

      In addition, the reports will include a billing and accounting summary and a policy exhibit summary similar to the reports shown in Schedule D.

      Within 15 business days after the end of each calendar year, PRUCO of NJ will submit a reserve credit summary similar to that shown in Schedule D. PRUCO of NJ will also submit this reserve credit summary within 10 business days after the end of each other calendar quarter.

16.   RESERVES FOR REINSURANCE

      See Schedule A.

17.   CLAIMS

      a. NOTICE. PRUCO of NJ will notify AUSA as soon as reasonably possible after PRUCO of NJ receives a claim for a policy reinsured under this Agreement. After PRUCO of NJ has received all proper claim proofs and paid the claim, PRUCO of NJ will send AUSA an itemized statement of the benefits paid by PRUCO of NJ and all relevant information with respect to the claim including the claim proofs. However, claim proofs will not be required by AUSA if AUSA's net amount at risk is less than or equal to $50,000 and PRUCO of NJ has paid the claim in full. In such cases, PRUCO of NJ will provide AUSA with the cause of death.

      b. AMOUNT AND PAYMENT OF BENEFITS. As soon as AUSA receives proper claim notice and any required proof of the claim, AUSA will promptly pay the reinsurance benefits due PRUCO of NJ. PRUCO of NJ's contractual liability for claims is binding on AUSA. The maximum benefit payable to PRUCO of NJ under each reinsured policy is the amount specifically reinsured with AUSA.

      c. CLAIM SETTLEMENTS. PRUCO of NJ will use its standard claim practices and guidelines in the adjudication of all claims on policies reinsured under this Agreement. Until such time as PRUCO of NJ has systems capability to administer the right of AUSA to opt out of contested claims, claim settlements made by

            PRUCO of NJ, including compromises, shall be unconditionally binding on AUSA. AUSA will share in any reduced amount in proportion to its share of the liability.

      d. CLAIM EXPENSES. AUSA will pay its share of reasonable investigation and legal expenses connected with the litigation or settlement of policy claims. AUSA will also pay its share of any interest paid by PRUCO of NJ on any claim payment. However, claim expenses do not include routine claim and administration expenses, including PRUCO of NJ's home office expenses. Also, expenses incurred in connection with a dispute or contest arising out of conflicting claims of entitlement to policy proceeds or benefits that PRUCO of NJ admits are payable are not a claim expense under this Agreement.

      e. EXTRACONTRACTUAL DAMAGES. In no event will AUSA participate in punitive or compensatory damages which are awarded against PRUCO of NJ as a result of an act, omission or course of conduct committed by PRUCO of NJ in connection with the insurance under this Agreement. AUSA will, however, pay its share of statutory penalties awarded against PRUCO of NJ in connection with the insurance reinsured under this Agreement. The parties recognize that circumstances may arise in which equity would require AUSA, to the extent permitted by law, to share proportionately in certain assessed damages. Such circumstances are difficult to define in advance, but generally would be those situations in which AUSA was an active party and in writing either directed, consented to, or ratified the act, omission, or course of conduct of PRUCO of NJ which ultimately results in the assessment of punitive and/or compensatory damages. In such situations, PRUCO of NJ and AUSA would share such damages assessed in equitable proportions.

            Routine expenses incurred in the normal settlement of uncontested claims and the salary of an officer or employee of PRUCO of NJ are excluded from this provision. For purposes of the provision, the following definitions will apply:

            "Punitive Damages" are those damages awarded as a penalty, the amounts of which are not governed or fixed by statute;

            "Statutory Penalties" are those amounts that are awarded as a penalty, but are fixed in amount by statute;

            "Compensatory Damages" are those amounts awarded to compensate for actual damages sustained, and are not awarded as a penalty, nor fixed in amount by statute.

18.   MISREPRESENTATION, SUICIDE, AND MISSTATEMENT

      If either a misrepresentation on an application or a death of an insured by suicide results in the return of policy premiums by PRUCO of NJ under the policy rather than payment of policy benefits, AUSA will refund all of the reinsurance premiums paid for that policy to PRUCO of NJ. If there is an adjustment for a misrepresentation or misstatement of age or sex, a corresponding adjustment to the reinsurance benefit will be made.

19.   POLICY CHANGES

      a. NOTICE. If a reinsured policy is changed as described below, a corresponding change will be made in the reinsurance for that policy. PRUCO of NJ will notify AUSA of the change in PRUCO of NJ's next report as stated in Section 15.

      b. INCREASES. If a request for an increase in the amount of insurance is made for a reinsured policy and the insured meets PRUCO of NJ's underwriting requirements and PRUCO of NJ approves the increase under the policy, then the amount of reinsurance under this Agreement will be adjusted as of the effective date of the increase.

            If a request for an increase is made for a reinsured policy and the insured meets PRUCO of NJ's underwriting requirements and a new policy is issued for the higher amount, then reinsurance under the old policy will cease as of the effective date of the change, and reinsurance under the new policy will commence as of the policy date of the new policy.

            If a request for an increase in a reinsured policy is granted without the insured meeting PRUCO of NJ's underwriting requirements, then reinsurance on the increase will not be allowed.

            If a request for an increase does not meet all of the terms of automatic reinsurance, then PRUCO of NJ may apply for facultative obligatory reinsurance or facultative reinsurance as stated in
            Section 8 and Section 9, respectively.

            If a reinsured policy is increased as a result of a conversion from term insurance and the increase is granted without both insureds meeting PRUCO of NJ's underwriting requirements, then reinsurance will cease as of the effective date of the change.

      c. REDUCTION OR TERMINATION. If the amount of insurance on a reinsured policy is reduced, the reinsurance will be reduced proportionately as of the effective date of the reduction.

            If a reinsured policy is terminated, the reinsurance will cease on the date of such termination.

      d. PLAN CHANGES. If a reinsured policy is changed to another plan of insurance that is not currently reinsured under this Agreement as defined in Schedule A, then PRUCO of NJ will recapture in full the coverage reinsured under this Agreement, and the reinsurance will cease with respect to the policy as of the effective date of the change.

            If a policy that is not reinsured under this Agreement is changed to a plan that is reinsured under this Agreement as defined in Schedule A and the insured has met PRUCO of NJ's underwriting requirements for the plan change, then reinsurance will commence as of the policy date of the new plan.

      e. DEATH BENEFIT OPTION CHANGES. If the death benefit option under a reinsured policy is changed and the face amount of insurance is either increased or decreased, the net amount at risk reinsured under this Agreement after the change will be the same as before the change.

      f. POLICY SPLIT. If a reinsured policy is split into two separate policies as a result of an event specified in the Divorce and Tax Law Change Rider, then reinsurance will cease as of the effective date of the change.

      g. REDUCED PAID-UP INSURANCE. If any policy reinsured under this Agreement is changed to Reduced Paid-Up Insurance, the net amount at risk reinsured will be adjusted as appropriate and reinsurance will be continued in accordance with the provisions of the underlying policy. Reinsurance payments for the adjusted policy will be calculated using (1) the issue age of the original policy, (2) the duration since issuance of the original policy and (3) the underwriting classification immediately prior to the change to Reduced Paid-Up Insurance.

20.   RECAPTURE

At any time during the term of the Agreement, PRUCO of NJ may elect to recapture in full the coverage reinsured under this Agreement following the occurrence of either of the following events: (1) a "Risk Trigger Event" as defined in Schedule A of this Agreement; or (2) a Plan Change as described in Section 19 d. above.

In addition, after the twentieth policy anniversary, PRUCO of NJ may elect to recapture all or an appropriate portion of the coverage reinsured under this Agreement to reflect increases in the maximum retention limits for PRUCO of NJ and all of its affiliates, collectively, subsequent to the date of policy issue. These maximum retention limits as of the effective date of this Agreement are equal to the amounts shown in the Automatic Acceptance Limits table shown in Schedule A. The portion of the coverage that may be recaptured would be directly related to the increase in the limits. To illustrate, if the maximum retention limits are increased by 100%, then the portion that may be recaptured from all reinsurers of the policies reinsured under this Agreement would be equal to 100% of the portion of each reinsured policy that is retained by PRUCO of NJ. Furthermore, the portion that may be recaptured from AUSA would be determined as AUSA's prorata share of the total portion reinsured with all reinsurers.

If PRUCO of NJ elects to recapture the risks ceded to AUSA under this Agreement as stated above, it will do so by giving written notice to AUSA. Upon the delivery of such notice, all of the risks previously ceded under each of the policies subject to this Agreement shall be recaptured, effective as of the date specified in PRUCO of NJ's notice. If PRUCO of NJ does not specify in the written notice the date that such recapture is to be effective, then the recapture shall be effective immediately upon AUSA's receipt of the notice.

If a policy is recaptured, AUSA will pay PRUCO of NJ the unearned reinsurance premium as of the date of recapture. AUSA shall not be liable, under this Agreement, for any claims incurred after the date of recapture.

21.   REINSTATEMENTS

      a. AUTOMATIC REINSTATEMENT. If PRUCO of NJ reinstates a policy that was originally ceded to AUSA as either automatic reinsurance or facultative obligatory reinsurance using conventional underwriting practices, AUSA's reinsurance for the policy shall be reinstated.

      b. FACULTATIVE REINSTATEMENT. If PRUCO of NJ has been requested to reinstate a policy that was originally ceded to AUSA as facultative reinsurance and the reinstatement is processed under PRUCO of NJ's Long Form Reinstatement Process, then PRUCO of NJ will re-submit the appropriate evidence for the case to AUSA for underwriting approval before the reinsurance can be reinstated.

      c. PREMIUM ADJUSTMENT. Reinsurance premiums for the interval during which the policy was lapsed will be paid to AUSA on a YRT basis by PRUCO of NJ.

22.   ERRORS AND OMISSIONS

      If either AUSA or PRUCO of NJ fails to comply with any of the terms of this Agreement and it is shown that the failure was unintentional or the result of a misunderstanding or an administrative oversight on the part of either party, this Agreement will remain in effect. If the failure to comply changes the operation or effect of this Agreement, both parties will be put back to the positions they would have occupied if the failure to comply had not occurred. This section will not apply to any facultative submission until PRUCO of NJ has mailed the Notification of Reinsurance form to AUSA.

23.   INSOLVENCY

      For the purpose of this Agreement, PRUCO of NJ or AUSA shall be deemed "insolvent" if it does one or more of the following:

      a. A court-appointed receiver, trustee, custodian, conservator, liquidator, government official or similar officer takes possession of the property or assets of either PRUCO of NJ or AUSA; or

      b. Either PRUCO of NJ or AUSA is placed in receivership, rehabilitation, liquidation, conservation, bankruptcy or similar status pursuant to the laws of any state or of the United States; or

      c. Either PRUCO of NJ or AUSA becomes subject to an order to rehabilitate or an order to liquidate as defined by the insurance code of the jurisdiction of the domicile of PRUCO of NJ or AUSA, as the case may be.

      In the event that PRUCO of NJ is deemed insolvent, all reinsurance claims payable hereunder shall be payable by AUSA directly to PRUCO of NJ, its liquidator, receiver or statutory successor, without diminution because of the insolvency of PRUCO of NJ. It is understood, however, that in the event of such insolvency, the liquidator or receiver or statutory successor of PRUCO of NJ shall give written notice to AUSA of the pendency of a claim against AUSA on a risk reinsured hereunder within a reasonable time after such claim is filed in the insolvency proceeding. Such notice shall indicate the policy reinsured and whether the claim could involve a possible liability on the part of AUSA. Failure to give such notice shall not excuse the obligation of AUSA unless it is substantially prejudiced thereby. During the pendency of such claim, AUSA may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses it may deem available to PRUCO of NJ, its liquidator, receiver or statutory successor. It is further understood that the expense thus incurred by AUSA shall be chargeable, subject to court approval, against PRUCO of NJ as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to PRUCO of NJ solely as a result of the defense undertaken by AUSA.

      In the event AUSA is deemed insolvent, AUSA will be bound by any legal directions imposed by its liquidator, conservator, or statutory successor. However, and if not in conflict with such legal directions, PRUCO of NJ shall have the right to cancel this Agreement with respect to occurrences taking place on or after the date AUSA first evidences insolvency. Such right to cancel shall be exercised by providing AUSA (or its liquidator, conservator, receiver or statutory successor) with a written notice of PRUCO of NJ's intent to recapture ceded business. If PRUCO of NJ exercises such right to cancel and recapture ceded business, such election shall be in lieu of any premature recapture fee. Upon such election, PRUCO of NJ shall be under no obligation to AUSA, its liquidator, receiver or statutory successor; however, AUSA, its liquidator, receiver or statutory successor shall be liable for all claims incurred prior to the date of recapture.

24.   ARBITRATION

      a. GENERAL. All disputes and differences under this Agreement that cannot be amicably agreed upon by the parties shall be decided by arbitration. The arbitrators will have the authority to interpret this Agreement and, in doing so, will consider the customs and practices of the life insurance and life reinsurance industry. The arbitrators will consider this Agreement as an honorable engagement rather than merely a legal obligation, and they are relieved of all judicial formalities and may abstain from following the strict rules of law. The arbitration shall take place within the United States.

      b. NOTICE. To initiate arbitration, one of the parties will notify the other, in writing, of its desire to arbitrate. The notice will state the nature of the dispute and the desired remedies. The party to which the notice is sent will respond to the notification in writing within 10 days of receipt of the notice. At that time, the responding party will state any additional dispute it may have regarding the subject of arbitration.

      c. PROCEDURE. Arbitration will be heard before a panel of three disinterested arbitrators. The arbitrators will be current or former executive officers or employees of life insurance or reinsurance companies; however, these companies will not be either party or any of their reinsurers or affiliates. Each party will appoint one arbitrator. Notice of the appointment of these arbitrators will be given by each party to the other party within 30 days of the date of mailing of the notification initiating the arbitration. These two arbitrators will, as soon as possible, but no longer than 45 days after the date of the mailing of the notification initiating the arbitration, then select the third arbitrator.

            Should either party fail to appoint an arbitrator or should the two initial arbitrators be unable to agree on the choice of a third arbitrator, each arbitrator will nominate three candidates, two of whom the other will decline, and the decision will be made by drawing lots on the final selection. Once chosen, the three arbitrators will have the authority to decide all substantive and procedural issues by a majority vote. The arbitration hearing will be held on the date fixed by the arbitrators at a location agreed upon by the parties. The arbitrators will issue a written decision from which there will be no appeal. Either party may reduce this decision to a judgment before any court that has jurisdiction of the subject of the arbitration.

      d. COSTS. Each party will pay the fees of its own attorneys, the arbitrator appointed by that party, and all other expenses connected with the presentation of its own case. The two parties will share equally the cost of the third arbitrator.

25.   GOOD FAITH; FINANCIAL SOLVENCY

      Each party agrees that all matters with respect to this Agreement require its utmost good faith. Each party or its representatives has the right at any reasonable time to inspect the other's records relating to this Agreement.

      Each party represents and warrants to the other party that it is solvent on a statutory basis in all states in which it does business or is licensed. Each party agrees to promptly notify the other if it is subsequently financially impaired. AUSA has entered into this Agreement in reliance upon PRUCO of NJ's representations and warranties. Each party affirms that it has and will continue to disclose all matters material to this Agreement and each cession. Examples of such matters are a material change in underwriting or issue practices or philosophy, or a change in each party's ownership or control.

      AUSA represents and warrants to PRUCO of NJ that AUSA is a licensed or accredited reinsurer under the applicable laws and regulations of New Jersey and New York and that AUSA satisfies each of the current, applicable legal and regulatory requirements in New Jersey and New York necessary to fully entitle PRUCO of NJ to take the maximum permissible credit for the risks ceded under this Agreement on each of its statutory financial statements. AUSA acknowledges that PRUCO of NJ is entering into this Agreement in reliance upon this and other representations and warranties of AUSA, and AUSA agrees that, except as provided in the immediately following paragraph, PRUCO of NJ's right of recapture under
      Section 20 of this Agreement will be triggered if, at any point in the future during the term of this Agreement, this representation and warranty is no longer true and correct.

      If at any point in the future during the term of this Agreement, AUSA's representation and warranty in the immediately preceding paragraph is no longer true and correct, PRUCO of NJ's right of recapture in Section 20 of this Agreement will be triggered unless AUSA elects to, and does, provide, on a timely basis, additional security in the form of a trust structure, letter of credit, or other security acceptable to PRUCO of NJ. To avoid PRUCO of NJ's right of recapture being triggered, any such additional security must in form and substance satisfy all of the then current, applicable legal and regulatory requirements in New Jersey and New York so as to fully entitle PRUCO of NJ to take the maximum permissible credit for the risks ceded under this Agreement on each of its statutory financial statements. To be considered furnished "on a timely basis," the additional security must be in place and in effect prior to the date legally required to enable PRUCO of NJ to avoid any period of time during which credit may not lawfully continue to be taken on each of PRUCO of NJ's statutory financial statements. If AUSA elects to furnish additional security in the form of one or more letters of credit, to avoid PRUCO of NJ's right of recapture under Section 20 of this Agreement, any such letter of credit must meet the additional requirements set forth in Section 11 of Schedule A attached hereto.

26.   MEDICAL INFORMATION BUREAU

      AUSA is required to strictly adhere to the Medical Information Bureau Rules, and PRUCO of NJ agrees to abide by these Rules, as amended from time to time. PRUCO of NJ will not submit a preliminary notice, application for reinsurance, or reinsurance cession to AUSA unless PRUCO of NJ has a signed, currently required Medical Information Bureau authorization.

27.   GOVERNING LAW

      This Agreement shall be governed by the laws of the State of New Jersey without giving effect to the principles of conflicts of laws thereof.

28.   ASSIGNMENT

      This Agreement is not assignable by either party except by the express written consent of the other.

In witness of the above, PRUCO of NJ and AUSA have by their respective officers executed and delivered this Agreement in duplicate on the dates indicated below, with an effective date of January 1, 2000.

PRUCO LIFE INSURANCE COMPANY
OF NEW JERSEY                              AUSA LIFE INSURANCE COMPANY


By:_______________________________         By:______________________________


Title:____________________________         Title:___________________________


Date:_____________________________         Date:____________________________


By:_______________________________         By:______________________________


Title:____________________________         Title:___________________________


Date:_____________________________         Date:____________________________

                                   SCHEDULE A

                              REINSURANCE COVERAGE

1.    PLANS REINSURED:

      This Agreement covers the following plans:

      o SVUL II Policies issued by PRUCO of NJ (Form Number SVUL-2000 and all state variations)

2.    AUTOMATIC PORTION REINSURED:

      US/Canadian Residents

      AUSA will automatically reinsure an amount equal to 20% of the net amount at risk related to the face amount of insurance.

      Non US/Canadian Residents

      AUSA will automatically reinsure an amount equal to 10% of the net amount at risk related to the face amount of insurance.

      The net amount of risk is determined as of the issue date and each subsequent policy anniversary and is defined as the death benefit minus the contract fund.

3.    AUTOMATIC RETENTION LIMIT:

      PRUCO of NJ will retain at least 10% of each policy. For U.S. and Canadian residents, PRUCO of NJ may cede up to 70% of each policy on a first-dollar quota share basis to other reinsurers. For residents of other countries, PRUCO of NJ may cede up to 80% of each policy on a first-dollar quarter share basis to other reinsurers.

4.    AUTOMATIC ACCEPTANCE LIMIT:

      For any policy to be reinsured under automatic reinsurance, the face amount will not exceed the amounts in the following tables:

      US/Canadian Residents - No Foreign Travel

                                  Rating Class of Higher Rated Life
      -------------------------------------------------------------
                                   Pref. Best -
      Issue Age of Older Insured     Class D         Class E - H
      -------------------------------------------------------------
           Ages:  18 - 65          $50,000,000       $40,000,000
      -------------------------------------------------------------
                  66 - 70          $40,000,000       $20,000,000
      -------------------------------------------------------------
                  71 - 75          $30,000,000       $15,000,000
      -------------------------------------------------------------
                  76 - 80          $15,000,000       $10,000,000
      -------------------------------------------------------------
                  81 - 85          $ 5,000,000       $ 2,500,000
      -------------------------------------------------------------
                  86 - 90          $ 2,500,000       $ 1,000,000
      -------------------------------------------------------------

      If both lives exceed Class H, there will be no automatic acceptance limit.

      If one life is ratable over Class H, then the following individual policy limits for the lesser impaired life's mortality classification apply:

      -------------------------------------------------------------
             Issue Age of Lesser     Pref. Best -
                Impaired Life           Class D         Class E - H
      -------------------------------------------------------------
               Ages:  18 - 65        $30,000,000        $20,000,000
      -------------------------------------------------------------
                      66 - 70        $25,000,000        $15,000,000
      -------------------------------------------------------------
                      71 - 75        $20,000,000        $10,000,000
      -------------------------------------------------------------
                      76 - 77        $10,000,000        $ 5,000,000
      -------------------------------------------------------------
                      78 - 80        $ 5,000,000        $ 2,500,000
      -------------------------------------------------------------
                      81 - 85        $ 2,500,000        None
      -------------------------------------------------------------
                      86+            $ 1,000,000        None
      -------------------------------------------------------------

      US/Canadian Residents - Foreign Travel

      --------------------------------------------------------------------------
                                         Rating Class of Higher Rated Life
      --------------------------------------------------------------------------
                                Pref. Best                        Greater than
                                - Class C        Class D - E         Class E
      -------------------------------------------------------------------------
               Ages:  18 - 70   $10,000,000      $  7,500,000         None
      --------------------------------------------------------------------------
                      71 - 75   $  7,500,000     $  5,000,000         None
      --------------------------------------------------------------------------
                      76+       None             None                 None
      --------------------------------------------------------------------------

      Non US/Canadian Residents

      --------------------------------------------------------------------------
                                         Rating Class of Higher Rated Life
      --------------------------------------------------------------------------
                                Pref. Best                        Greater than
                                - Class C        Class D - E         Class E
      -------------------------------------------------------------------------
               Ages:  18 - 70   $20,000,000      $ 15,000,000        None
      -------------------------------------------------------------------------
                      71-75     $15,000,000      $ 10,000,000        None
      -------------------------------------------------------------------------
                      76+       None             None                None
      -------------------------------------------------------------------------

5.    JUMBO LIMIT:

      For any policy to be reinsured under automatic reinsurance, the total amount of insurance in force and applied for in all companies will not exceed the following amounts:

      US/Canadian Residents- No Foreign Travel

            $75,000,000 for all ages and rating classes.

      US/Canadian Residents - Foreign Travel

            $35,000,000 for issue ages through age 75 and rating classes through class E. $0 for issue ages over 75 or rating classes higher than E.

      Non US/Canadian Residents

            $35,000,000 for issue ages through age 75 and rating classes through class E. $0 for issue ages over 75 or rating classes higher than E.

6.    OCCUPATION EXCLUSION LIST FOR AUTOMATIC REINSURANCE

      o     Entertainers

      o     High Profile Athletes

7.    REPORTING PERIOD:

      The reporting period will be monthly.

8.    MINIMUM CESSION:

      The minimum amount per cession that can be reinsured with AUSA is $50,000.

9.    RESERVES FOR REINSURANCE:

      The reinsurance reserve is the one-year term reserve on the portion of each policy reinsured. This reserve will be calculated using 1980 CSO ultimate mortality and 4 1/2 % interest.

10.   RISK TRIGGER EVENT:

      A "Risk Trigger Event" means that any of the following has occurred:

      (1) AUSA does not have statutory surplus of at least $300 million, except that if AUSA elects to, and does, provide additional security in accordance with the requirements of the last paragraph of this
            Section 10, no Risk Trigger Event will be deemed to have occurred;

      (2) AUSA's representation and warranty contained in Section 25 of this Agreement (dealing with licensure/accreditation status and related matters) is no longer true and correct, except that if AUSA elects to, and does, provide additional security in accordance with the requirements of the last paragraph of Section 25 of this Agreement, no Risk Trigger Event will be deemed to have occurred; or

      (3) AUSA no longer has in effect a Qualified Rating (as defined below) from at least one of the Major Rating Agencies that is at least as high as the minimum levels shown in the following chart:

               -----------------------------------------------------------------
               Major Rating Agency                  Minimum Applicable Rating:
               =================================================================
               Fitch IBCA, Duff & Phelps            A rating of "A-" or higher.
               -----------------------------------------------------------------
               Moody Investor Services, Inc.        A rating of "A3" or higher.
               -----------------------------------------------------------------
               Standard & Poors Corporation         A rating of "A-" or higher.
               -----------------------------------------------------------------

      "Qualified Rating" shall mean the issuance of an insurance company long-term, financial strength rating from one or more of the Major Rating Agencies that remains in effect, that has not been suspended or withdrawn, and that was issued as a result of the full interactive ratings review process (including interviews with senior management) by the Major Rating Agency in question. (Use of the modifiers "Q" or "Pi" by S&P or any similar indication that a rating is a "qualified" or "limited" rating by any other of the Major Rating Agencies means that the rating does not constitute a "Qualified Rating" for purposes of this Agreement.)

      If at any point in the future during the term of this Agreement, AUSA's statutory surplus falls below the amount specified in clause (1) above, then PRUCO of NJ's right of recapture in Section 20 of this Agreement will be triggered unless AUSA elects to, and does, provide, on a timely basis, additional security in the form of a letter of credit that meets the requirements set forth in the next Section of this Schedule A.

11.   LETTER OF CREDIT PROVISIONS:

      a. Under the circumstances described in the last paragraph of Section 25 of this Agreement or under the circumstances described in the last paragraph of Section 10 of this Schedule A, AUSA may apply for, provide to PRUCO of NJ, and maintain during the entire term of this Agreement, one or more letters of credit with respect to all the amounts recoverable from AUSA under this Agreement (collectively, the "Letters of Credit") so as to avoid triggering PRUCO of NJ's right of recapture under Section 20. If AUSA elects to do so, each of the Letters of Credit must individually satisfy the requirements of subsections b., c. and d. below and all of the Letters of Credit collectively must satisfy the requirements of subsections e. and f. below. In addition, each Letter of Credit individually and all of the Letters of Credit collectively must satisfy any other applicable legal or regulatory requirement of New Jersey and New York that must be complied with in order to ensure that PRUCO of NJ is entitled to take the maximum credit for the risks ceded under this Agreement on its statutory financial statements.

      b. Each of the Letters of Credit must: (I) be an original and signed by an authorized official of the issuing bank or an authorized official of the confirming bank (in the case of a confirmation meeting the requirements of this Section); (II) contain an issuance date and contain an expiry date that is no earlier than one calendar year from the issuance date; (III) be issued or confirmed by a "Qualified Bank" (as defined in subsection 30c. below);

            (IV) be issued on behalf of AUSA as the "Applicant" and include such indication in a boxed area that states it is "For Internal Identification Purposes Only" (or similar words to that effect) and that does not affect the terms of the Letter of Credit or the bank's obligations thereunder; (V) be issued to PRUCO of NJ as "Beneficiary" and expressly indicate in the body of the Letter of Credit that the definition of the "Beneficiary" under the Letter of Credit includes any successor by operation of law of PRUCO of NJ, including, without limitation, any liquidator, rehabilitator, receiver, or conservator for PRUCO of NJ; (VI) be issued, presentable and payable at an office of the issuing or confirming bank within the United States; (VII) be "clean and unconditional" (meaning that the Letter of Credit makes no reference to any other agreement, document or entity and provides that the Beneficiary need only draw a sight draft under the Letter of Credit or confirmation and present it to promptly obtain funds and that no other document need be presented); (VIII) contain a statement that it is not subject to any agreement, condition or qualification outside the Letter of Credit itself; (IX) contain a statement to the effect that the obligation of the issuing bank under the Letter of Credit is an individual obligation of such bank and is in no way contingent upon reimbursement with respect thereto; (X) be irrevocable and contain an "evergreen clause" (meaning that the letter of credit or confirmation cannot be revoked prior to its expiry date and that it will automatically renew prior to the occurrence of the expiry date unless written notice sent by U.S. registered mail has been delivered to PRUCO of NJ as Beneficiary at the notice address stipulated in subsection d. of this Section 30 not less than 30 days prior to the expiry date); (XI) state that it is subject to and governed by the laws of the State of New Jersey and the 1993 Revision of the Uniform Customs and Practice for Documentary Credits of the International Chamber of Commerce (Publication 500) and that, in the event of any conflict, the laws of the State of New Jersey will control; and (XII) contain a provision for an extension of time, of not less than 30 days after resumption of business, to draw against the Letter of Credit in the event that one or more of the occurrences described in article 17 of Publication 500 occurs.

      c. As used in subsection b. of this Section 11, the term "Qualified Bank" shall mean a bank or trust company that: (I) is organized and existing, or in the case of a branch or agency office of a foreign banking organization is licensed, under the laws of the United States or any state thereof; (II) is regulated, supervised and examined by United States Federal or state authorities having regulatory authority over banks and trust companies; (III) is determined by the Securities Valuation Office of the National Association of Insurance Commissioners to meet such standards of financial condition and standing as are considered necessary and appropriate to regulate the quality of banks and trust companies whose letters of credit will be acceptable to insurance regulatory authorities; (IV) is not a foreign branch office of a bank or trust company organized and existing in the United States; and (V) is not a parent, subsidiary or affiliate of PRUCO of NJ or AUSA.

      d. Each Letter of Credit must indicate that notices of non-renewal will be sent to the following address, or such other address as may be indicated in a notice sent by PRUCO of NJ to the issuing or confirming bank:

            Chief Actuary
            PRUCO Life Insurance Company of New Jersey
            213 Washington Street
            Newark, New Jersey  07102-2992

      e. All of the Letters of Credit must, in the aggregate, provide for a maximum amount that can be drawn thereunder of a sum that is at least as great as PRUCO of NJ has indicated will be required under this Agreement and all other related reinsurance agreements between or AUSA and PRUCO of NJ or any affiliate of PRUCO of NJ. Each year around December 1, PRUCO of NJ will indicate to AUSA the aggregate coverage amount needed under all of the Letters of Credit as well as any other information necessary for AUSA to provide PRUCO of NJ the required Letters of Credit prior to December 31. The cost for all Letters of Credit furnished and maintained under this Agreement will be borne solely by AUSA.

      f. AUSA and PRUCO of NJ agree that any or all of the Letters of Credit provided by AUSA pursuant to the provisions of this Agreement may be drawn upon in full or in part at any time, notwithstanding any other provisions in this Agreement, and may be utilized by PRUCO of NJ or any successor by operation of law of PRUCO of NJ including, without limitation, any liquidator, rehabilitator, receiver or conservator of PRUCO of NJ for any of the following purposes:

            i. to reimburse PRUCO of NJ for AUSA's share of premiums returned to the owners of policies reinsured under the reinsurance agreement on account of cancellations of such policies;

            ii. to reimburse PRUCO of NJ for AUSA's share of benefits or losses paid by PRUCO of NJ under the terms and provisions of the policies reinsured under this Agreement;

            iii. to fund an account with PRUCO of NJ in an amount at least equal to the deduction, for reinsurance ceded, from PRUCO of NJ's liabilities for policies ceded under this Agreement. Such amount shall include, but not be limited to, amounts for policy reserves, reserves for claims and losses incurred (including losses incurred but not reported), loss adjustment expenses, and unearned premiums; and

            iv.   to pay any other amounts PRUCO of NJ claims are due under this
                  Agreement:

            All of the foregoing will be applied without diminution because of insolvency on the part of PRUCO of NJ or AUSA.

      g. AUSA further acknowledges and agrees that PRUCO of NJ or any successor by operation of law of PRUCO of NJ including, without limitation, any liquidator, rehabilitator, receiver or conservator of PRUCO of NJ may draw upon any or all of the Letters of Credit in full or in part in the event that: (I) a notice of cancellation or non-renewal has been issued by the issuing or confirming bank under any of the Letters of Credit and AUSA has not obtained one or more replacement letters of credit that satisfy all of the applicable requirements of this Section 11 by that date which is ten days prior to the earliest expiry date of the Letter of Credit or Letters of Credit as to which notice of cancellation or non-renewal has been sent; or (II) the maximum amount that may be drawn under any of the Letters of Credit has been reduced or PRUCO of NJ has communicated to AUSA in accordance with the provisions of subsection e. of this
            Section 11 a need to increase the aggregate amount available under all of the Letters of Credit and AUSA has not obtained one or more replacement Letters of Credit or one or more additional Letters of Credit so that all issued and outstanding Letters of Credit that will remain in effect provide for coverage in an amount sufficient to meet the requirements of subsection e. of this Section 11.

                                   SCHEDULE B

                 AUTOMATIC AND FACULTATIVE REINSURANCE PREMIUMS

1.    STANDARD ANNUAL REINSURANCE PREMIUMS

      The standard annual reinsurance premiums per $1,000 of net amount at risk for (1) all cessions of automatic reinsurance and facultative obligatory reinsurance and (2) all cessions of facultative reinsurance in the amount of $2 million or less will be the frasierized values of the product of the single life rates in the table attached to this Schedule B and the following factors:

      =================================================
      Rating Class                         Factor
      =================================================
               1                             .315
      -------------------------------------------------
               2                             .384
      -------------------------------------------------
               3                             .495
      -------------------------------------------------
               4                             .628
      -------------------------------------------------
               5                            1.025
      -------------------------------------------------
               6                            1.285
      =================================================

      The standard annual reinsurance premiums per $1,000 for cessions of facultative reinsurance in excess of $2 million will be the frasierized values of the product of the single life rates in the table attached to this Schedule B and the following factors:

      ================================================
          Term Policies in Level Premium Period and
          Conversion Policies at Similar Durations
      ------------------------------------------------
      Rating Class                        Factor
      ------------------------------------------------
               1                          .394
      ------------------------------------------------
               2                          .480
      ------------------------------------------------
               3                          .619
      ------------------------------------------------
               4                          .785
      ------------------------------------------------
               5                         1.281
      ------------------------------------------------
               6                         1.606
      ================================================

      The frasierized method is described as follows:

      Definition of Terms:

      (a) Qx,n = single life rate per thousand in duration n for an insured whose policy was issued at issue age x

      (b) Qx,y,n = joint last survivor rate per thousand in duration n for two insureds whose policy was issued at issue ages x and y

      Step  1

            Calculate qx,n for each insured for durations 1 to n.

            qx,n = Qx,n divided by 1000.

      Step 2

            Calculate px,n for each insured for durations (n-1) and n.

            px,n = (1-qx,1) x (1-qx,2) x...x (1-qx,n).

      Step 3

            Calculate px,y,n for durations (n-1) and n.

            px,y,n = px,n + py,n - ((px,n) x (py,n))

      Step 4

            Calculate qx,y,n for duration n. Let px,y,0 = 1.

            qx,y,n = 1 - px,y,n
                         ------
                         px,y,n-1

         Step 5

            Qx,y,n = 1000 x qx,y,n

      A minimum premium of $0.13 per $1000 will be applied.

2.    SUBSTANDARD ANNUAL REINSURANCE PREMIUMS

      Substandard extra premiums are available on classes 4 and 6 (Non-Smoker and Smoker). For substandard issues, the substandard reinsurance premium (plus any flat extra) is payable for 20 years. After this period, the base reinsurance premium (plus any flat extra) is payable until the end of the premium paying period.

      The annual reinsurance premiums per $1,000 for substandard issues will be the product of the annual single life base reinsurance premiums per $1,000 and the factor for the appropriate rating class. These are the single life substandard rates prior to frasierization. These rates are capped at $1,000 per $1,000. The minimum after frasierization is $0.13 per $1,000.

      The factors are as follows:

      -----------------------------------------------
      Rating Class   Factor     Rating Class   Factor
      -----------------------------------------------
      A              1.40       K              10.00
      -----------------------------------------------
      B              1.65       L              12.50
      -----------------------------------------------
      C              1.90       M              15.00
      -----------------------------------------------
      D              2.25       N              17.50
      -----------------------------------------------
      E              2.75       O              20.00
      -----------------------------------------------
      F              3.25       P              25.00
      -----------------------------------------------
      G              3.75       Q              30.00
      -----------------------------------------------
      H              4.50       R              40.00
      -----------------------------------------------
      I              5.00       S              50.00
      -----------------------------------------------
      J              7.50       T              50.00
      -----------------------------------------------

3.    FLAT EXTRA REINSURANCE PREMIUMS

      Each single life flat extra premium will be converted to PRUCO of NJ's flat extra premium for survivorship insurance.

      The flat extra reinsurance premium will be the product of PRUCO of NJ's flat extra for survivorship insurance and the factors in the following table:

      =================================================
                Permanent Flat Extra Premiums
           (i.e., for more than 5 years duration)
      -------------------------------------------------
             First year                  .25
      -------------------------------------------------
            Renewal year                 .90
      =================================================

      =================================================
                Temporary Flat Extra Premiums
            (i.e., for 5 years duration or less)
      -------------------------------------------------
             All years                    .90
      =================================================

4.    AGE BASIS

      Age Last Birthday.

5.    PREMIUM TAXES

      Premium taxes are not reimbursed.

================================================================================

                            AUTOMATIC AND FACULTATIVE
                   YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

                            EFFECTIVE January 1, 2000

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                  (PRUCO of NJ)

                              213 Washington Street
                          Newark, New Jersey 07102-2992

                                       And

                       MUNICH AMERICAN REASSURANCE COMPANY
                                    (MUNICH)

                         56 Perimeter Center East, N.E.
                             Atlanta, GA 30346-2290

================================================================================

                                Table of Contents

1.    PARTIES TO THE AGREEMENT                                             1

2.    EFFECTIVE DATE OF THE AGREEMENT                                      1

3.    SCOPE OF THE AGREEMENT                                               1

4.    DURATION OF THE AGREEMENT                                            1

5.    BASIS OF REINSURANCE                                                 1

6.    AUTOMATIC REINSURANCE TERMS                                          1
      a.    CONVENTIONAL UNDERWRITING                                      2
      b.    RESIDENCE                                                      2
      c.    OCCUPATION                                                     2
      d.    AUTOMATIC PORTION REINSURED                                    2
      e.    RETENTION                                                      2
      f.    AUTOMATIC ACCEPTANCE LIMIT                                     2
      g.    JUMBO LIMIT                                                    2
      h.    MINIMUM CESSION                                                2
      i.    FACULTATIVE QUOTES                                             2

7.    AUTOMATIC REINSURANCE NOTICE PROCEDURE                               2

8.    FACULTATIVE OBLIGATORY REINSURANCE                                   2

9.    FACULTATIVE REINSURANCE                                              2

10.   COMMENCEMENT OF REINSURANCE COVERAGE                                 3
      a.    AUTOMATIC REINSURANCE                                          3
      b.    FACULTATIVE OBLIGATORY REINSURANCE                             3
      c.    FACULTATIVE REINSURANCE                                        3
      d.    PRE-ISSUE COVERAGE                                             3

11.   REINSURANCE PREMIUM RATES                                            4
      a.    LIFE REINSURANCE                                               4
      b.    RATES NOT GUARANTEED                                           4

12.   PAYMENT OF REINSURANCE PREMIUMS                                      4
      a.    PREMIUM DUE                                                    4
      b.    FAILURE TO PAY PREMIUMS                                        4
      c.    PREMIUM ADJUSTMENT                                             4

13.   PREMIUM TAX REIMBURSEMENT                                            4

14.   DAC TAX AGREEMENT                                                    5

15.   REPORTS                                                              5

16.   RESERVES FOR REINSURANCE                                             5

17.   CLAIMS                                                               5
      a.    NOTICE                                                         5
      b.    AMOUNT AND PAYMENT OF BENEFITS                                 6
      c.    LIVING NEEDS BENEFITS                                          6
      d.    CLAIM SETTLEMENTS                                              6
      e.    CLAIM EXPENSES                                                 6
      f.    EXTRACONTRACTUAL DAMAGES                                       6

18.   MISREPRESENTATION, SUICIDE, AND MISSTATEMENT                         6

19.   POLICY CHANGES                                                       6
      a.    NOTICE                                                         6
      b.    INCREASES                                                      6
      c.    REDUCTION OR TERMINATION                                       7
      d.    PLAN CHANGES                                                   7
      e.    DEATH BENEFIT OPTION CHANGES                                   7
      f.    POLICY SPLIT                                                   7
      g.    REDUCED PAID-UP INSURANCE                                      7

20.   RECAPTURE                                                            7

21.   REINSTATEMENTS                                                       8
      a.    AUTOMATIC REINSTATEMENT                                        8
      b.    FACULTATIVE REINSTATEMENT                                      8
      c.    PREMIUM ADJUSTMENT                                             8

22.   ERRORS AND OMISSIONS                                                 8

23.   INSOLVENCY                                                           8

24.   ARBITRATION                                                          9
      a.    GENERAL                                                        9
      b.    NOTICE                                                         9
      c.    PROCEDURE                                                      9
      d.    COSTS                                                          9

25.   GOOD FAITH; FINANCIAL SOLVENCY                                       10

26.   MEDICAL INFORMATION BUREAU                                           10

27.   GOVERNING LAW                                                        10

28.   ASSIGNMENT                                                           10

                 AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM
                              REINSURANCE AGREEMENT

1.    PARTIES TO THE AGREEMENT

      This Agreement is solely between MUNICH and PRUCO of NJ, a life insurance company domiciled in the State of New Jersey. There is no third party beneficiary to this Agreement. Reinsurance under this Agreement will not create any right or legal relationship between MUNICH and any other person, for example, any insured, policyowner, agent, beneficiary, or assignee. PRUCO of NJ agrees that it will not make MUNICH a party to any litigation between any such third party and PRUCO of NJ. PRUCO of NJ will not use or disclose MUNICH 's name with regard to PRUCO of NJ's agreements or transactions with these third parties unless MUNICH gives prior written approval for the use or disclosure of its name or unless PRUCO of NJ is compelled by law to do so.

      The terms of this Agreement are binding upon the parties, their representatives, successors, and assigns. The parties to this Agreement are bound by ongoing and continuing obligations and liabilities until the later of (1) when this Agreement terminates and (2) when the underlying policies are no longer in force. This Agreement shall not be bifurcated, partially assigned, or partially assumed.

2.    EFFECTIVE DATE OF THE AGREEMENT

      This Agreement will be effective as of 12:01 A.M., January 1, 2000, and will cover policies effective on and after that date.

3.    SCOPE OF THE AGREEMENT

      The text of this Agreement and all Exhibits, Schedules and Amendments are considered to be the entire agreement between the parties. There are no other understandings or agreements between the parties regarding the policies reinsured other than as expressed in this Agreement. The parties may make changes or additions to this Agreement, but they will not be considered to be in effect unless they are made by means of a written amendment that has been signed and dated by both parties.

4.    DURATION OF THE AGREEMENT

      The duration of this Agreement will be unlimited. However, either party may terminate the Agreement for new business at any time by giving the other a 90-day prior written notice. MUNICH will continue to accept new reinsurance during the 90-day period.

      In addition, this Agreement may be terminated immediately for the acceptance of new reinsurance by either party if one of the parties materially breaches this Agreement or becomes insolvent.

      Existing reinsurance will not be affected by the termination of this Agreement with respect to new reinsurance. Existing reinsurance will remain in force until the termination or expiry of the underlying policies on which the reinsurance is based as long as PRUCO of NJ continues to pay reinsurance premiums as described in Section 12. However, existing reinsurance may be terminated in accordance with the recapture provision described in Section 20.

5.    BASIS OF REINSURANCE

      Reinsurance under this Agreement will be on the Yearly Renewable Term basis for the net amount at risk on the portion of each policy that is reinsured as described in Schedule A.

6.    AUTOMATIC REINSURANCE TERMS

      MUNICH agrees to automatically accept contractual risks on the life insurance plans shown in Schedule A, subject to the following requirements:

      a. CONVENTIONAL UNDERWRITING. Automatic reinsurance applies only to insurance applications underwritten by PRUCO of NJ according to PRUCO of NJ's conventional underwriting and issue practices. Upon request, PRUCO of NJ shall provide MUNICH with a copy of its current underwriting and issue practices and guidelines.

            In the event of significant changes in underwriting practices in the industry, it may be appropriate for PRUCO of NJ or MUNICH to request of the other party changes in the underwriting requirements. The party requesting the change must provide a 120-day advance written notice to the other party before the effective date of such change. Recognition of reinsurance premium rates related to these changes must be determined within the 120-day period. If the underwriting change or rate change is unacceptable to either party, this Agreement may be unilaterally terminated for acceptance of new business with a 90-day written termination notice to the other party.

      b. RESIDENCE. To be eligible for automatic reinsurance, each insured must either be a resident of the United States or Canada at the time of issue or be a resident of another country that meets PRUCO of NJ's special underwriting requirements pertaining to foreign residence.

      c. OCCUPATION. To be eligible for automatic reinsurance, the insured must not be employed in an occupation as shown in the Occupation Exclusion List in Schedule A.

      d. AUTOMATIC PORTION REINSURED. For any policy reinsured under automatic reinsurance, the portion reinsured is shown in Schedule A.

      e. RETENTION. PRUCO of NJ will retain, and not otherwise reinsure, an amount of insurance on each life equal to its retention shown in Schedule A.

      f. AUTOMATIC ACCEPTANCE LIMIT. For any policy to be reinsured under automatic reinsurance, the face amount shall not exceed the Automatic Acceptance Limit as shown in Schedule A.

      g. JUMBO LIMIT. For any policy to be reinsured under automatic reinsurance, the total amount of insurance in force and applied for in all companies shall not exceed the Jumbo Limit as shown in Schedule A.

      h. MINIMUM CESSION. The minimum amount of reinsurance per cession that MUNICH will accept is shown in Schedule A.

      i. FACULTATIVE QUOTES. The risk shall not have been submitted on a facultative basis to MUNICH or any other reinsurer.

7.    AUTOMATIC REINSURANCE NOTICE PROCEDURE

      After the policy has been paid for and delivered, PRUCO of NJ will submit all relevant individual policy information, as defined in Schedule C, in its next statement to MUNICH.

8.    FACULTATIVE OBLIGATORY REINSURANCE

      When a policy does not qualify for automatic reinsurance because (1) the Automatic Acceptance Limit is exceeded, (2) the Jumbo Limit is exceeded or
      (3) the applicant is employed in an occupation included in the Occupation Exclusion List in Schedule A, PRUCO of NJ may make a request to reserve capacity through facultative obligatory reinsurance by contacting MUNICH by telephone. If PRUCO of NJ reserves capacity and the policy is issued, PRUCO of NJ must submit a form substantially similar to the "Notification of Reinsurance" form shown in Schedule F.

9.    FACULTATIVE REINSURANCE

      PRUCO of NJ may apply for facultative reinsurance with MUNICH on a risk if the automatic reinsurance terms are not met or if the terms are met and it prefers to apply for facultative reinsurance. To obtain a facultative reinsurance quote, PRUCO of NJ must submit the following:

      a. A form substantially similar to the "Application for Reinsurance" form shown in Schedule E.

      b. Copies of the original insurance application, medical examiner's reports, financial information, and all other papers and information obtained by PRUCO of NJ regarding the insurability of the risk.

      After receipt of PRUCO of NJ's application, MUNICH will promptly examine the material and notify PRUCO of NJ either of the terms and conditions of MUNICH's offer for facultative reinsurance or that no offer will be made. MUNICH's offer expires 120 days after the offer is made unless the written offer specifically states otherwise. If PRUCO of NJ accepts MUNICH's offer, then PRUCO of NJ will make a dated notation of its acceptance in its underwriting file and mail as soon as possible a formal reinsurance cession to MUNICH using a form substantially similar to the Notification of Reinsurance form shown in Schedule F. If PRUCO of NJ does not accept MUNICH 's offer, then PRUCO of NJ will notify MUNICH in writing as soon as possible.

10.   COMMENCEMENT OF REINSURANCE COVERAGE

      Commencement of MUNICH's reinsurance coverage on any policy or pre-issue risk under this Agreement is described below:

      a. AUTOMATIC REINSURANCE. MUNICH's reinsurance coverage for any policy that is ceded automatically under this Agreement will begin and end simultaneously with PRUCO of NJ's contractual liability for the policy reinsured.

            In addition, MUNICH will be liable for benefits paid under PRUCO of NJ's conditional receipt or temporary insurance agreement if all of the conditions for automatic reinsurance coverage under Section 6 of this Agreement are met. MUNICH's liability under PRUCO of NJ's conditional receipt or temporary insurance agreement is limited to the lesser of (1) MUNICH's reinsured portion of the face amount of the policy and (2) $200,000.

      b. FACULTATIVE OBLIGATORY REINSURANCE. MUNICH's reinsurance coverage for any policy that is ceded under the terms of facultative obligatory reinsurance in this Agreement will begin when (1) PRUCO of NJ accepts MUNICH 's offer by making a dated notation of its acceptance in its underwriting file and mailing the "Notification of Reinsurance" form to MUNICH and (2) the policy has been issued.

            In addition, MUNICH will be liable for benefits paid under PRUCO of NJ's conditional receipt or temporary insurance agreement if the conditions for automatic reinsurance stated in Section 6a, b, e, h, and i of this Agreement are met. MUNICH's liability under PRUCO of NJ's conditional receipt or temporary insurance agreement will be limited to the portion of $1,000,000 that is derived as the amount of capacity reserved by PRUCO of NJ from MUNICH divided by the total amount of capacity reserved by PRUCO of NJ from all reinsurers.

      c. FACULTATIVE REINSURANCE. MUNICH's reinsurance coverage for any policy that is ceded facultatively under this Agreement shall begin when (1) PRUCO of NJ accepts MUNICH's offer by making a dated notation of its acceptance in its underwriting file and mailing the "Notification of Reinsurance" form to MUNICH and (2) the policy has been issued.

            In addition, MUNICH will be liable for benefits paid under PRUCO of NJ's conditional receipt or temporary insurance agreement. MUNICH 's liability under PRUCO of NJ's conditional receipt or temporary insurance agreement will be limited to the portion of $1,000,000 that is derived as the amount of capacity reserved by PRUCO of NJ from MUNICH divided by the total amount of capacity reserved by PRUCO of NJ from all reinsurers.

      d. PRE-ISSUE COVERAGE. The pre-issue coverage for benefits paid under PRUCO of NJ's conditional receipt or temporary insurance agreement will be effective once all initial medical exams and tests have been completed. The pre-issue liability applies only once on any given life at one time no matter how many conditional receipts or temporary insurance agreements are in effect. After a policy has been issued, no reinsurance benefits are payable under this pre-issue coverage provision.


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

11.   REINSURANCE PREMIUM RATES

      a. LIFE REINSURANCE. The reinsurance premiums per $1000 are shown in Schedule B. Reinsurance premiums for renewals are calculated using
            (1) the issue ages, (2) the duration since issuance and (3) the current underwriting classification.

      b. RATES NOT GUARANTEED. The reinsurance premium rates are not guaranteed. MUNICH reserves the right to change the rates at any time. If MUNICH changes the rates, it will give PRUCO of NJ a 90-day prior written notice of the change. Any change applies only to reinsurance premiums due after the expiration of the notice period.

12.   PAYMENT OF REINSURANCE PREMIUMS

      a. PREMIUM DUE. For each policy reinsured under this Agreement, reinsurance premiums are payable annually in advance. These premiums are due on the issue date and each subsequent policy anniversary. Within 30 days after the close of each reporting period, PRUCO of NJ will send MUNICH a statement of account for that period along with payment of the full balance due. On any payment date, monies payable between MUNICH and PRUCO of NJ under this Agreement may be netted to determine the payment due. This offset will apply regardless of the insolvency of either party as described in Section 23. If the statement of account shows a balance due PRUCO of NJ, MUNICH will remit that amount to PRUCO of NJ within 30 days of receipt of the statement of account. All financial transactions under this Agreement will be in United States dollars. If the reinsurance premium amounts cannot be determined on an exact basis by the dates described below, such payments will be paid in accordance with a mutually agreed upon formula which will approximate the actual payments. Adjustments will then be made to reflect actual amounts when such information is available.

      b. FAILURE TO PAY PREMIUMS. If reinsurance premiums are 90 days past due, for reasons other than those due to error or omission as defined below in Section 22, the premiums will be considered in default and MUNICH may terminate the reinsurance by providing a 30-day prior written notice, provided payment is not received within that 30-day period. MUNICH will have no further liability as of the termination date. PRUCO of NJ will be liable for the prorated reinsurance premiums to the termination date. PRUCO of NJ agrees that it will not force termination under the provisions of this paragraph solely to avoid the recapture requirements or to transfer the block of business reinsured to another reinsurer.

            At the end of this 30-day period, MUNICH's liability will automatically terminate for all reinsurance on which balances remain due and unpaid, including reinsurance on which balances became due and unpaid during and after the 30-day notice period.

            Subject to Article 21, PRUCO of NJ may reinstate reinsurance terminated for non-payment of balances due at any time within 60 days following the date of termination. However, MUNICH will have no liability for claims incurred between the termination date and the reinstatement date.

      c. PREMIUM ADJUSTMENT. If PRUCO of NJ overpays a reinsurance premium and MUNICH accepts the overpayment, MUNICH's acceptance will not constitute or create a reinsurance liability or increase in any existing reinsurance liability. Instead, MUNICH will be liable to PRUCO of NJ for a credit in the amount of the overpayment. If a reinsured policy terminates, MUNICH will refund the excess reinsurance premium. This refund will be on a prorated basis without interest from the date of termination of the policy to the date to which a reinsurance premium has been paid.

13.   PREMIUM TAX REIMBURSEMENT

      See Schedule B.


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

14.   DAC TAX AGREEMENT

      PRUCO of NJ and MUNICH, herein collectively called the "Parties", or singularly the "Party", hereby enter into an election under Treasury Regulations Section 1.848-2(g) (8) whereby:

      a. For each taxable year under this Agreement, the party with the net positive consideration, as defined in the regulations promulgated under Internal Revenue Code Section 848, will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848 (c) (1);

      b. PRUCO of NJ and MUNICH agree to exchange information pertaining to the net consideration under this Agreement each year to insure consistency or as otherwise required by the Internal Revenue Service;

      c. PRUCO of NJ will submit to MUNICH by May 1 of each year its calculation of the net consideration for the preceding calendar year.

      d. MUNICH may contest such calculation by providing an alternative calculation to PRUCO of NJ in writing within 30 days of MUNICH's receipt of PRUCO of NJ's calculation. If MUNICH does not so notify PRUCO of NJ, MUNICH will report the net consideration as determined by PRUCO of NJ in MUNICH's tax return for the previous calendar year;

      e. If MUNICH contests PRUCO of NJ's calculation of the net consideration, the parties will act in good faith to reach an agreement as to the correct amount within 30 days of the date MUNICH submits its alternative calculation. If PRUCO of NJ and MUNICH do not reach agreement on the net amount of consideration within such 30-day period, then the net amount of consideration for such year shall be determined by an independent accounting firm acceptable to both PRUCO of NJ and MUNICH within 20 days after the expiration of such 30-day period.

      f. PRUCO of NJ and MUNICH agree that this election shall first be effective for the 2000 calendar tax year and will be effective for all subsequent taxable years for which this Agreement remains in effect.

      MUNICH and PRUCO of NJ represent and warrant that they are subject to U.S. taxation under either Subchapter L of Chapter 1, or Subpart F of Subchapter N of Chapter 1 of the Internal Revenue Code of 1986, as amended.

15.   REPORTS

      The reporting period is shown in Schedule A. For each reporting period, PRUCO of NJ will submit reports to MUNICH with information that is substantially similar to the information displayed in Schedule C.

      In addition, the reports will include a billing and accounting summary and a policy exhibit summary similar to the reports shown in Schedule D.

      Within 15 business days after the end of each calendar year, PRUCO of NJ will submit a reserve credit summary similar to that shown in Schedule D. PRUCO of NJ will also submit this reserve credit summary within 10 business days after the end of each other calendar quarter.

16.   RESERVES FOR REINSURANCE

      See Schedule A.


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

17.   CLAIMS

      a. NOTICE. PRUCO of NJ will notify MUNICH as soon as reasonably possible after PRUCO of NJ receives a claim for a policy reinsured under this Agreement. After PRUCO of NJ has received all proper claim proofs and paid the claim, PRUCO of NJ will send MUNICH an itemized statement of the benefits paid by PRUCO of NJ and all relevant information with respect to the claim including the claim proofs.

      b. AMOUNT AND PAYMENT OF BENEFITS. As soon as MUNICH receives proper claim notice and any required proof of the claim, MUNICH will promptly pay the reinsurance benefits due PRUCO of NJ. PRUCO of NJ's contractual liability for claims is binding on MUNICH. The maximum benefit payable to PRUCO of NJ under each reinsured policy is the amount specifically reinsured with MUNICH.

      c. CLAIM SETTLEMENTS. PRUCO of NJ will use its standard claim practice and guidelines in the adjudication of all claims on policies reinsured under this Agreement. Until such time as PRUCO of NJ has systems capability to administer the right of MUNICH to opt out of contested claims, claim settlements made by PRUCO of NJ, including compromises, shall be unconditionally binding on MUNICH. MUNICH will share in any reduced amount in proportion to its share of the liability.

      d. CLAIM EXPENSES. MUNICH will pay its share of reasonable investigation and legal expenses connected with the litigation or settlement of policy claims. MUNICH will also pay its share of any interest paid by PRUCO of NJ on any claim payment. However, claim expenses do not include routine claim and administration expenses, including PRUCO of NJ's home office expenses. Also, expenses incurred in connection with a dispute or contest arising out of conflicting claims of entitlement to policy proceeds or benefits that PRUCO of NJ admits are payable are not a claim expense under this Agreement.

      e. EXTRACONTRACTUAL DAMAGES. In no event will MUNICH participate in punitive or compensatory damages which are awarded against PRUCO of NJ as a result of an act, omission or course of conduct committed by PRUCO of NJ in connection with the insurance under this Agreement. MUNICH will, however, pay its share of statutory penalties awarded against PRUCO of NJ in connection with the insurance reinsured under this Agreement. The parties recognize that circumstances may arise in which equity would require MUNICH, to the extent permitted by law, to share proportionately in certain assessed damages. Such circumstances are difficult to define in advance, but generally would be those situations in which MUNICH was an active party and in writing either directed, consented to, or ratified the act, omission, or course of conduct of PRUCO of NJ which ultimately results in the assessment of punitive and/or compensatory damages. In such situations, PRUCO of NJ and MUNICH would share such damages assessed in equitable proportions.

            Routine expenses incurred in the normal settlement of uncontested claims and the salary of an officer or employee of PRUCO of NJ are excluded from this provision. For purposes of the provision, the following definitions will apply:

            "Punitive Damages" are those damages awarded as a penalty, the amounts of which are not governed or fixed by statute;

            "Statutory Penalties" are those amounts that are awarded as a penalty, but are fixed in amount by statute;

            "Compensatory Damages" are those amounts awarded to compensate for actual damages sustained, and are not awarded as a penalty, nor fixed in amount by statute.

18.   MISREPRESENTATION, SUICIDE, AND MISSTATEMENT

      If either a misrepresentation on an application or a death of an insured by suicide results in the return of policy premiums by PRUCO of NJ under the policy rather than payment of policy benefits, MUNICH will refund all of the reinsurance premiums paid for that policy to PRUCO of NJ. If there is an adjustment for a misrepresentation or misstatement of age or sex, a corresponding adjustment to the reinsurance benefit will be made.


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

19.      POLICY CHANGES

      a. NOTICE. If a reinsured policy is changed as described below, a corresponding change will be made in the reinsurance for that policy. PRUCO of NJ will notify MUNICH of the change in PRUCO of NJ's next report as stated in Section 15.

      b. INCREASES. If a request for an increase in the amount of insurance is made for a reinsured policy and the insured meets PRUCO of NJ's underwriting requirements and PRUCO of NJ approves the increase under the policy, then the amount of reinsurance under this Agreement will be adjusted as of the effective date of the increase.

            If a request for an increase is made for a reinsured policy and the insured meets PRUCO of NJ's underwriting requirements and a new policy is issued for the higher amount, then reinsurance under the old policy will cease as of the effective date of the change, and reinsurance under the new policy will commence as of the policy date of the new policy.

            If a request for an increase in a reinsured policy is granted without the insured meeting PRUCO of NJ's underwriting requirements, then reinsurance on the increase will not be allowed.

            If a request for an increase does not meet all of the terms of automatic reinsurance, then PRUCO of NJ may apply for facultative obligatory reinsurance or facultative reinsurance as stated in
            Section 8 and Section 9, respectively.

            If a reinsured policy is increased as a result of a conversion from term insurance and the increase is granted without both insureds meeting PRUCO of NJ's underwriting requirements, then reinsurance will cease as of the effective date of the change.

      c. REDUCTION OR TERMINATION. If the amount of insurance on a reinsured policy is reduced, the reinsurance will be reduced proportionately as of the effective date of the reduction.

            If a reinsured policy is terminated, the reinsurance will cease on the date of such termination.

      d. PLAN CHANGES. If a reinsured policy is changed to another plan of insurance that is not currently reinsured under this Agreement as defined in Schedule A, then PRUCO of NJ will recapture in full the coverage reinsured under this Agreement, and the reinsurance will cease with respect to the policy as of the effective date of the change.

            If a policy that is not reinsured under this Agreement is changed to a plan that is reinsured under this Agreement as defined in Schedule A and the insured has met PRUCO of NJ's underwriting requirements for the plan change, then reinsurance will commence as of the policy date of the new plan.

      e. DEATH BENEFIT OPTION CHANGES. If the death benefit option under a reinsured policy is changed and the face amount of insurance is either increased or decreased, the net amount at risk reinsured under this Agreement after the change will be the same as before the change.

      f. POLICY SPLIT. If a reinsured policy is split into two separate policies as a result of an event specified in the Divorce and Tax Law Change Rider, then reinsurance will cease as of the effective date of the change.

      g. REDUCED PAID-UP INSURANCE. If any policy reinsured under this Agreement is changed to Reduced Paid-Up Insurance, the net amount at risk reinsured will be adjusted as appropriate and reinsurance will be continued in accordance with the provisions of the underlying policy. Reinsurance payments for the adjusted policy will be calculated using (1) the issue age of the original policy, (2) the duration since issuance of the original policy and (3) the underwriting classification immediately prior to the change to Reduced Paid-Up Insurance.

20.   RECAPTURE

At any time during the term of the Agreement, PRUCO of NJ may elect to recapture in full the coverage reinsured under this Agreement following the occurrence of either of the following events: (1) a "Risk Trigger Event" as defined in Schedule A to this Agreement; or (2) a Plan Change as described in Section 19 d. above.

In addition, after the twentieth policy anniversary, PRUCO of NJ may elect to recapture all or an appropriate portion of the coverage reinsured under this Agreement to reflect increases in the maximum retention limits for PRUCO of NJ and all of its affiliates, collectively, subsequent to the date of policy issue. These maximum retention limits as of the effective date of this Agreement are equal to the amounts shown in the Automatic Acceptance Limits table shown in Schedule A. The portion of the coverage that may be recaptured would be directly related to the increase in the limits. To illustrate, if the maximum retention limits are increased by 100%, then the portion that may be recaptured from all reinsurers of the policies reinsured under this Agreement would be equal to 100% of the portion of each reinsured policy that is retained by PRUCO of NJ. Furthermore, the portion that may be recaptured from MUNICH would be determined as MUNICH's prorata share of the total portion reinsured with all reinsurers.

If PRUCO of NJ elects to recapture the risks ceded to MUNICH under this Agreement as stated above, it will do so by giving written notice to MUNICH. Upon the delivery of such notice, all of the risks previously ceded under each of the policies subject to this Agreement shall be recaptured, effective as of the date specified in PRUCO of NJ's notice. If PRUCO of NJ does not specify in the written notice the date that such recapture is to be effective, then the recapture shall be effective immediately upon MUNICH's receipt of the notice.

If a policy is recaptured, MUNICH will pay PRUCO of NJ the unearned reinsurance premium as of the date of recapture. MUNICH shall not be liable, under this Agreement, for any claims incurred after the date of recapture.

21.   REINSTATEMENTS

            a. AUTOMATIC REINSTATEMENT. If PRUCO of NJ reinstates a policy that was originally ceded to MUNICH as either automatic reinsurance or facultative obligatory reinsurance using conventional underwriting practices, MUNICH's reinsurance for the policy shall be reinstated.

            b. FACULTATIVE REINSTATEMENT. If PRUCO of NJ has been requested to reinstate a policy that was originally ceded to MUNICH as facultative reinsurance and the reinstatement is processed under PRUCO of NJ's Long Form Reinstatement Process, then PRUCO of NJ will re-submit the appropriate evidence for the case to MUNICH for underwriting approval before the reinsurance can be reinstated.

            c. PREMIUM ADJUSTMENT. Reinsurance premiums for the interval during which the policy was lapsed will be paid to MUNICH on a YRT basis by PRUCO of NJ.

22.   ERRORS AND OMISSIONS

      If either MUNICH or PRUCO of NJ fails to comply with any of the terms of this Agreement and it is shown that the failure was unintentional or the result of a misunderstanding or an administrative oversight on the part of either party, this Agreement will remain in effect. If the failure to comply changes the operation or effect of this Agreement, both parties will be put back to the positions they would have occupied if the failure to comply had not occurred. This section will not apply to any facultative submission until PRUCO of NJ has mailed the Notification of Reinsurance form to MUNICH.

23.   INSOLVENCY

      For the purpose of this Agreement, PRUCO of NJ or MUNICH shall be deemed "insolvent" if it does one or more of the following:

      a. A court-appointed receiver, trustee, custodian, conservator, liquidator, government official or similar officer takes possession of the property or assets of either PRUCO of NJ or MUNICH; or

      b. Either PRUCO of NJ or MUNICH is placed in receivership, rehabilitation, liquidation, conservation, bankruptcy or similar status pursuant to the laws of any state or of the United States; or

      c. Either PRUCO of NJ or MUNICH becomes subject to an order to rehabilitate or an order to liquidate as defined by the insurance code of the jurisdiction of the domicile of PRUCO of F NJ or MUNICH, as the case may be.

      In the event that PRUCO of NJ is deemed insolvent, all reinsurance claims payable hereunder shall be payable by MUNICH directly to PRUCO of NJ, its liquidator, receiver or statutory successor, without diminution because of the insolvency of PRUCO of NJ. It is understood, however, that in the event of such insolvency, the liquidator or receiver or statutory successor of PRUCO of NJ shall give written notice to MUNICH of the pendency of a claim against MUNICH on a risk reinsured hereunder within a reasonable time after such claim is filed in the insolvency proceeding. Such notice shall indicate the policy reinsured and whether the claim could involve a possible liability on the part of MUNICH. Failure to give such notice shall not excuse the obligation of MUNICH unless it is substantially prejudiced thereby. During the pendency of such claim, MUNICH may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses it may deem available to PRUCO of NJ, its liquidator, receiver or statutory successor. It is further understood that the expense thus incurred by MUNICH shall be chargeable, subject to court approval, against PRUCO of NJ as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to PRUCO of NJ solely as a result of the defense undertaken by MUNICH.

      In the event MUNICH is deemed insolvent, MUNICH will be bound by any legal directions imposed by its liquidator, conservator, or statutory successor. However, and if not in conflict with such legal directions, PRUCO of NJ shall have the right to cancel this Agreement with respect to occurrences taking place on or after the date MUNICH first evidences insolvency. Such right to cancel shall be exercised by providing MUNICH (or its liquidator, conservator, receiver or statutory successor) with a written notice of PRUCO of NJ's intent to recapture ceded business. If PRUCO of NJ exercises such right to cancel and recapture ceded business, such election shall be in lieu of any premature recapture fee. Upon such election, PRUCO of NJ shall be under no obligation to MUNICH, its liquidator, receiver or statutory successor; however, MUNICH, its liquidator, receiver or statutory successor shall be liable for all claims incurred prior to the date of recapture.

24.   ARBITRATION

      a. GENERAL. All disputes and differences under this Agreement that cannot be amicably agreed upon by the parties shall be decided by arbitration. The arbitrators will have the authority to interpret this Agreement and, in doing so, will consider the customs and practices of the life insurance and life reinsurance industry. The arbitrators will consider this Agreement as an honorable engagement rather than merely a legal obligation, and they are relieved of all judicial formalities and may abstain from following the strict rules of law. The arbitration shall take place within the United States.

      b. NOTICE. To initiate arbitration, one of the parties will notify the other, in writing, of its desire to arbitrate. The notice will state the nature of the dispute and the desired remedies. The party to which the notice is sent will respond to the notification in writing within 10 days of receipt of the notice. At that time, the responding party will state any additional dispute it may have regarding the subject of arbitration.

      c. PROCEDURE. Arbitration will be heard before a panel of three disinterested arbitrators. The arbitrators will be current or former executive officers or employees of life insurance or reinsurance companies; however, these companies will not be either party or any of their reinsurers or affiliates. Each party will appoint one arbitrator. Notice of the appointment of these arbitrators will be given by each party to the other party within 30 days of the date of mailing of the notification initiating the arbitration. These two arbitrators will, as soon as possible, but no longer than 45 days after the date of the mailing of the notification initiating the arbitration, then select the third arbitrator.

            Should either party fail to appoint an arbitrator or should the two initial arbitrators be unable to agree on the choice of a third arbitrator, each arbitrator will nominate three candidates, two of whom the other will decline, and the decision will be made by drawing lots on the final selection. Once chosen, the three arbitrators will have the authority to decide all substantive and procedural issues by a majority vote. The arbitration hearing will be held on the date fixed by the arbitrators at a location agreed upon by the parties. The arbitrators will issue a written decision from which there will be no appeal. Either party may reduce this decision to a judgment before any court that has jurisdiction of the subject of the arbitration.

      d. COSTS. Each party will pay the fees of its own attorneys, the arbitrator appointed by that party, and all other expenses connected with the presentation of its own case. The two parties will share equal cost of the third arbitrator.


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

25.   GOOD FAITH; FINANCIAL SOLVENCY

      Each party agrees that all matters with respect to this Agreement require its utmost good faith. Each party or its representatives has the right at any reasonable time to inspect the other's records relating to this Agreement.

      Each party represents and warrants to the other party that it is solvent on a statutory basis in all states in which it does business or is licensed. Each party agrees to promptly notify the other if it is subsequently financially impaired. MUNICH has entered into this Agreement in reliance upon PRUCO of NJ's representations and warranties. Each party affirms that it has and will continue to disclose all matters material to this Agreement and each cession. Examples of such matters are a material change in underwriting or issue practices or philosophy, or a change in each party's ownership or control.

      MUNICH represents and warrants to PRUCO of NJ that MUNICH is a licensed or accredited reinsurer under the applicable laws and regulations of New Jersey and New York and that MUNICH satisfies each of the current, applicable legal and regulatory requirements in New Jersey and New York necessary to fully entitle PRUCO of NJ to take the maximum permissible credit for the risks ceded under this Agreement on each of its statutory financial statements. MUNICH acknowledges that PRUCO of NJ is entering into this Agreement in reliance upon this and other representations and warranties of MUNICH, and MUNICH agrees that, except as provided in the immediately following paragraph, PRUCO of NJ's right of recapture under
      Section 20 of this Agreement will be triggered if, at any point in the future during the term of this Agreement, this representation and warranty is no longer true and correct.

      If at any point in the future during the term of this Agreement, MUNICH's representation and warranty in the immediately preceding paragraph is no longer true and correct, PRUCO of NJ's right of recapture in Section 20 of this Agreement will be triggered unless MUNICH elects to, and does, provide, on a timely basis, additional security in the form of a trust structure, letter of credit, or other security acceptable to PRUCO of NJ. To avoid PRUCO of NJ's right of recapture being triggered, any such additional security must in form and substance satisfy all of the then current, applicable legal and regulatory requirements in New Jersey and New York so as to fully entitle PRUCO of NJ to take the maximum permissible credit for the risks ceded under this Agreement on each of its statutory financial statements. To be considered furnished "on a timely basis," the additional security must be in place and in effect prior to the date legally required to enable PRUCO of NJ to avoid any period of time during which credit may not lawfully continue to be taken on each of PRUCO of NJ's statutory financial statements.

26.   MEDICAL INFORMATION BUREAU

      MUNICH is required to strictly adhere to the Medical Information Bureau Rules, and PRUCO of NJ agrees to abide by these Rules, as amended from time to time. PRUCO of NJ will not submit a preliminary notice, application for reinsurance, or reinsurance cession to MUNICH unless PRUCO of NJ has a signed, currently required Medical Information Bureau authorization.

27.   GOVERNING LAW

      This Agreement shall be governed by the laws of the State of New Jersey without giving effect to the principles of conflicts of laws thereof.

28.   ASSIGNMENT

      This Agreement is not assignable by either party except by the express written consent of the other.

In witness of the above, PRUCO of NJ and MUNICH have by their respective officers executed and delivered this Agreement in duplicate on the dates indicated below, with an effective date of January 1, 2000.

PRUCO LIFE INSURANCE COMPANY               MUNICH AMERICAN REASSURANCE COMPANY
OF NEW JERSEY


By:_______________________________         By:______________________________


Title:____________________________         Title:___________________________


Date:_____________________________         Date:____________________________


By:_______________________________         By:______________________________


Title:____________________________         Title:___________________________


Date:_____________________________         Date:____________________________

                                   SCHEDULE A

                              REINSURANCE COVERAGE

1.    PLANS REINSURED:

      This Agreement covers the following plans:

      o SVUL II Policies issued by PRUCO of NJ (Form Number SVUL-2000 and all state variations)

2.    AUTOMATIC PORTION REINSURED:

      US/Canadian Residents

      MUNICH will automatically reinsure an amount equal to 20% of the net amount at risk related to the face amount of insurance.

      Non US/Canadian Residents

      MUNICH will automatically reinsure an amount equal to 20% of the net amount at risk related to the face amount of insurance.

      The net amount of risk is determined as of the issue date and each subsequent policy anniversary and is defined as the death benefit minus the contract fund.

3.    AUTOMATIC RETENTION LIMIT:

      PRUCO of NJ will retain at least 10% of each policy. PRUCO of NJ may cede up to 70% of each policy on a first-dollar quota share basis to other reinsurers.

4.    AUTOMATIC ACCEPTANCE LIMIT:

      For any policy to be reinsured under automatic reinsurance, the face amount will not exceed the amounts in the following tables:

      US/Canadian Residents - No Foreign Travel

      ------------------------------------------------------------------
                                      Rating Class of Higher Rated Life
      ------------------------------------------------------------------
          Issue Age of Older Insured    Pref. Best -
                                           Class D         Class E - H
      ------------------------------------------------------------------
               Ages:  18 - 65           $50,000,000        $40,000,000
      ------------------------------------------------------------------
                      66 - 70           $40,000,000        $20,000,000
      ------------------------------------------------------------------
                      71 - 75           $30,000,000        $15,000,000
      ------------------------------------------------------------------
                      76 - 80           $15,000,000        $10,000,000
      ------------------------------------------------------------------
                      81 - 85           $ 5,000,000        $ 2,500,000
      ------------------------------------------------------------------
                      86 - 90           $ 2,500,000        $ 1,000,000
      ------------------------------------------------------------------

      If both lives exceed Class H, there will be no automatic acceptance limit.

      If one life is ratable over Class H, then the following individual policy limits for the lesser impaired life's mortality classification apply:

      ------------------------------------------------------------------
             Issue Age of Lesser        Pref. Best -
                Impaired Life              Class D          Class E - H
      ------------------------------------------------------------------
               Ages:  18 - 65            $30,000,000        $20,000,000
      ------------------------------------------------------------------
                      66 - 70            $25,000,000        $15,000,000
      ------------------------------------------------------------------
                      71 - 75            $20,000,000        $10,000,000
      ------------------------------------------------------------------
                      76 - 77            $10,000,000        $ 5,000,000
      ------------------------------------------------------------------
                      78 - 80            $ 5,000,000        $ 2,500,000
      ------------------------------------------------------------------
                      81 - 85            $ 2,500,000        None
      ------------------------------------------------------------------
                      86+                $ 1,000,000        None
      ------------------------------------------------------------------

      US/Canadian Residents - Foreign Travel

      --------------------------------------------------------------------------
                                          Rating Class of Higher Rated Life
      --------------------------------------------------------------------------
                                Pref. Best -                       Greater than
                                  Class C         Class D - E         Class E
      --------------------------------------------------------------------------
               Ages:  18 - 70   $10,000,000       $ 7,500,000          None
      --------------------------------------------------------------------------
                      71 - 75   $ 7,500,000       $ 5,000,000          None
      --------------------------------------------------------------------------
                      76+       None              None                 None
      --------------------------------------------------------------------------

      Non US/Canadian Residents

      --------------------------------------------------------------------------
                                          Rating Class of Higher Rated Life
      --------------------------------------------------------------------------
                                Pref. Best -                       Greater than
                                  Class C         Class D - E         Class E
      --------------------------------------------------------------------------
               Ages:  18 - 70   $20,000,000       $15,000,000          None
      --------------------------------------------------------------------------
                      71 - 75   $15,000,000       $10,000,000          None
      --------------------------------------------------------------------------
                      76+       None              None                 None
      --------------------------------------------------------------------------

5.    JUMBO LIMIT:

      For any policy to be reinsured under automatic reinsurance, the total amount of insurance in force and applied for in all companies will not exceed the following amounts:

      US/Canadian Residents- No Foreign Travel

            $75,000,000 for all ages and rating classes.

      US/Canadian Residents - Foreign Travel

            $35,000,000 for issue ages through age 75 and rating classes through class E. $0 for issue ages over 75 or rating classes higher than E.

      Non US/Canadian Residents

            $35,000,000 for issue ages through age 75 and rating classes through class E. $0 for issue ages over 75 or rating classes higher than E.

6.    OCCUPATION EXCLUSION LIST FOR AUTOMATIC REINSURANCE

      o     Entertainers

      o     High Profile Athletes

7.    REPORTING PERIOD:

      The reporting period will be monthly.

8.    MINIMUM CESSION:

      The minimum amount per cession that can be reinsured with MUNICH is $50,000.

9.    RESERVES FOR REINSURANCE:

      The reinsurance reserve is the one-year term reserve on the portion of each policy reinsured. This reserve will be calculated using 1980 CSO ultimate mortality and 4 1/2 % interest.

10.   RISK TRIGGER EVENT:

      A "Risk Trigger Event" means that any of the following has occurred:

      (1)   MUNICH does not have statutory surplus of at least $300 million;

      (2) MUNICH's representation and warranty contained in Section 25 of this Agreement (dealing with licensure/accreditation status and related matters) is no longer true and correct, except that if MUNICH elects to, and does, provide additional security in accordance with the requirements of the last paragraph of Section 25 of this Agreement, no Risk Trigger Event will be deemed to have occurred; or

      (3) MUNICH no longer has in effect a Qualified Rating (as defined below) from at least one of the Major Rating Agencies shown in the chart below, which is at least as high as the minimum levels shown:

            --------------------------------------------------------------------
            Major Rating Agency                  Minimum Applicable Rating:
            ====================================================================
            Fitch IBCA, Duff & Phelps            A rating of "A-" or higher.
            --------------------------------------------------------------------
            Moody Investor Services, Inc.        A rating of "A3" or higher.
            --------------------------------------------------------------------
            Standard & Poors Corporation         A rating of "A-" or higher.
            --------------------------------------------------------------------

      "Qualified Rating" shall mean the issuance of an insurance company long-term, financial strength rating from one or more of the Major Rating Agencies that remains in effect, that has not been suspended or withdrawn, and that was issued as a result of the full interactive ratings review process (including interviews with senior management) by the Major Rating Agency in question. (Use of the modifiers "Q" or "Pi" by S&P or any similar indication that a rating is a "qualified" or "limited" rating by any other of the Major Rating Agencies means that the rating does not constitute a "Qualified Rating" for purposes of this Agreement.)

                                   SCHEDULE B

                 AUTOMATIC AND FACULTATIVE REINSURANCE PREMIUMS

1.    STANDARD ANNUAL REINSURANCE PREMIUMS

      The standard annual reinsurance premiums per $1,000 of net amount at risk for (1) all cessions of automatic reinsurance and facultative obligatory reinsurance and (2) all cessions of facultative reinsurance in the amount of $10 million or less will be the product of the frasierized values of the product of the single life rates in the table attached to this Schedule B and the following factors:

      ==========================================
      Rating Class                  Factor
      ==========================================
               1                      .330
      ------------------------------------------
               2                      .380
      ------------------------------------------
               3                      .470
      ------------------------------------------
               4                      .650
      ------------------------------------------
               5                     1.060
      ------------------------------------------
               6                     1.250
      ==========================================

      The standard annual reinsurance premiums per $1,000 for cessions of facultative reinsurance in excess of $10 million will be the frasierized values of the product of the single life rates in the table attached to this Schedule B and the following factors:

      ============================================
            Term Policies in Level Premium
                Period and Conversion
             Policies at Similar Durations
      --------------------------------------------
      Rating Class                    Factor
      --------------------------------------------
               1                        .420
      --------------------------------------------
               2                        .420
      --------------------------------------------
               3                        .720
      --------------------------------------------
               4                        .720
      --------------------------------------------
               5                       1.270
      --------------------------------------------
               6                       1.500
      ============================================

      The frasierized method is described as follows:

      Definition of Terms:

      (a) Qx,n = single life rate per thousand in duration n for an insured whose policy was issued at issue age x

      (b) Qx,y,n = joint last survivor rate per thousand in duration n for two insureds whose policy was issued at issue ages x and y

      Step 1

            Calculate qx,n for each insured for durations 1 to n.

            qx,n = Qx,n divided by 1000.

      Step 2

            Calculate px,n for each insured for durations (n-1) and n.

            px,n = (1-qx,1) x (1-qx,2) x...x (1-qx,n).

      Step 3

            Calculate px,y,n for durations (n-1) and n.

            px,y,n = px,n + py,n - ((px,n) x (py,n))

      Step 4

            Calculate qx,y,n for duration n. Let px,y,0 = 1.

            qx,y,n = 1 - px,y,n
                         ------
                        px,y,n-1

      Step 5

            Qx,y,n = 1000 x qx,y,n

      A minimum premium of $0.13 per $1000 will be applied.

2.    SUBSTANDARD ANNUAL REINSURANCE PREMIUMS

      Substandard extra premiums are available on classes 4 and 6 (Non-Smoker and Smoker). For substandard issues, the substandard reinsurance premium (plus any flat extra) is payable for 20 years. After this period, the base reinsurance premium (plus any flat extra) is payable until the end of the premium paying period.

      The annual reinsurance premiums per $1,000 for substandard issues will be the product of the annual single life base reinsurance premiums per $1,000 and the factor for the appropriate rating class. These are the single life substandard rates prior to frasierization. These rates are capped at $1,000 per $1,000. The minimum after frasierization is $0.13 per $1,000.

      The factors are as follows:

      -----------------------------------------------
      Rating Class   Factor     Rating Class   Factor
      -----------------------------------------------
      A              1.40       K              10.00
      -----------------------------------------------
      B              1.65       L              12.50
      -----------------------------------------------
      C              1.90       M              15.00
      -----------------------------------------------
      D              2.25       N              17.50
      -----------------------------------------------
      E              2.75       O              20.00
      -----------------------------------------------
      F              3.25       P              25.00
      -----------------------------------------------
      G              3.75       Q              30.00
      -----------------------------------------------
      H              4.50       R              40.00
      -----------------------------------------------
      I              5.00       S              50.00
      -----------------------------------------------
      J              7.50       T              50.00
      -----------------------------------------------

3.    FLAT EXTRA REINSURANCE PREMIUMS

      Each single life flat extra premium will be converted to PRUCO of New Jersey's flat extra premium for survivorship insurance.

      The flat extra reinsurance premium will be the product of PRUCO of New Jersey's flat extra for survivorship insurance and the factors in the following table:

      =========================================================
                    Permanent Flat Extra Premiums
               (i.e., for more than 5 years duration)
      ---------------------------------------------------------
                  First year                 .25
      ---------------------------------------------------------
                Renewal year                 .90
      =========================================================

      =========================================================
                    Temporary Flat Extra Premiums
                (i.e., for 5 years duration or less)
      ---------------------------------------------------------
                 All years                    .90
      =========================================================

4.    AGE BASIS

      Age Last Birthday.

5.    PREMIUM TAXES

      Premium taxes are not reimbursed.

================================================================================

                            AUTOMATIC AND FACULTATIVE
                        YEARLY RENEWABLE TERM REINSURANCE
                                    AGREEMENT

                            EFFECTIVE January 1, 2000

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                   (hereinafter referred to as "PRUCO of NJ")

                              213 Washington Street
                          Newark, New Jersey 07102-2992

                                       And

                       SWISS RE LIFE & HEALTH AMERICA INC
                     (hereinafter referred to as "SWISS RE")

                               969 High Ridge Road
                               Stamford, CT 06905

================================================================================

                                Table of Contents

1.    PARTIES TO THE AGREEMENT                                             1

2.    EFFECTIVE DATE OF THE AGREEMENT                                      1

3.    SCOPE OF THE AGREEMENT                                               1

4.    DURATION OF THE AGREEMENT                                            1

5.    BASIS OF REINSURANCE                                                 1

6.    AUTOMATIC REINSURANCE TERMS                                          1
      a.    CONVENTIONAL UNDERWRITING                                      2
      b.    RESIDENCE                                                      2
      c.    OCCUPATION                                                     2
      d.    AUTOMATIC PORTION REINSURED                                    2
      e.    RETENTION                                                      2
      f.    AUTOMATIC ACCEPTANCE LIMIT                                     2
      g.    JUMBO LIMIT                                                    2
      h.    MINIMUM CESSION                                                2
      i.    FACULTATIVE QUOTES                                             2

7.    AUTOMATIC REINSURANCE NOTICE PROCEDURE                               2

8.    FACULTATIVE OBLIGATORY REINSURANCE                                   2

9.    FACULTATIVE REINSURANCE                                              2

10.   COMMENCEMENT OF REINSURANCE COVERAGE                                 3
      a.    AUTOMATIC REINSURANCE                                          3
      b.    FACULTATIVE OBLIGATORY REINSURANCE                             3
      c.    FACULTATIVE REINSURANCE                                        3
      d.    PRE-ISSUE COVERAGE                                             3

11.   REINSURANCE PREMIUM RATES                                            4
      a.    LIFE REINSURANCE                                               4
      b.    RATES NOT GUARANTEED                                           4

12.   PAYMENT OF REINSURANCE PREMIUMS                                      4
      a.    PREMIUM DUE                                                    4
      b.    FAILURE TO PAY PREMIUMS                                        4
      c.    PREMIUM ADJUSTMENT                                             4

13.   PREMIUM TAX REIMBURSEMENT                                            4

14.   DAC TAX AGREEMENT                                                    5

15.   REPORTS                                                              5

16.   RESERVES FOR REINSURANCE                                             5

17.   CLAIMS                                                               5
      a.    NOTICE                                                         5
      b.    AMOUNT AND PAYMENT OF BENEFITS                                 6
      c.    LIVING NEEDS BENEFITS                                          6
      d.    CLAIM SETTLEMENTS                                              6
      e.    CLAIM EXPENSES                                                 6
      f.    EXTRACONTRACTUAL DAMAGES                                       6

18.   MISREPRESENTATION, SUICIDE, AND MISSTATEMENT                         6

19.   POLICY CHANGES                                                       6
      a.    NOTICE                                                         6
      b.    CONVERSIONS                                                    7
      c.    INCREASES                                                      7
      d.    REDUCTION OR TERMINATION                                       7
      e.    PLAN CHANGES                                                   7
      f.    EXTENDED TERM AND REDUCED PAID-UP INSURANCE                    7
      g.    REDUCED PAID-UP INSURANCE                                      7

20.   RECAPTURE                                                            7

21.   REINSTATEMENTS                                                       8
      a.    AUTOMATIC REINSTATEMENT                                        8
      b.    FACULTATIVE REINSTATEMENT                                      8
      c.    PREMIUM ADJUSTMENT                                             8

22.   ERRORS AND OMISSIONS                                                 8

23.   INSOLVENCY                                                           8

24.   ARBITRATION                                                          9
      a.    GENERAL                                                        9
      b.    NOTICE                                                         9
      c.    PROCEDURE                                                      9
      d.    COSTS                                                         10

25.   GOOD FAITH; FINANCIAL SOLVENCY                                      10

26.   MEDICAL INFORMATION BUREAU                                          10

27.   GOVERNING LAW                                                       10

28.   ASSIGNMENT                                                          10

                 AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM
                              REINSURANCE AGREEMENT

1.    PARTIES TO THE AGREEMENT

      This Agreement is solely between SWISS RE and PRUCO of NJ, a life insurance company domiciled in the State of New Jersey. There is no third party beneficiary to this Agreement. Reinsurance under this Agreement will not create any right or legal relationship between SWISS RE and any other person, for example, any insured, policyowner, agent, beneficiary, or assignee. PRUCO of NJ agrees that it will not make SWISS RE a party to any litigation between any such third party and PRUCO of NJ. PRUCO of NJ will not use or disclose SWISS RE's name with regard to PRUCO of NJ's agreements or transactions with these third parties unless SWISS RE gives prior written approval for the use or disclosure of its name or unless PRUCO of NJ is compelled by law to do so.

      The terms of this Agreement are binding upon the parties, their representatives, successors, and assigns. The parties to this Agreement are bound by ongoing and continuing obligations and liabilities until the later of (1) when this Agreement terminates and (2) when the underlying policies are no longer in force. This Agreement shall not be bifurcated, partially assigned, or partially assumed.

2.    EFFECTIVE DATE OF THE AGREEMENT

      This Agreement will be effective as of 12:01 A.M., January 1, 2000, and will cover policies effective on and after that date.

3.    SCOPE OF THE AGREEMENT

      The text of this Agreement and all Exhibits, Schedules and Amendments are considered to be the entire agreement between the parties. There are no other understandings or agreements between the parties regarding the policies reinsured other than as expressed in this Agreement. The parties may make changes or additions to this Agreement, but they will not be considered to be in effect unless they are made by means of a written amendment that has been signed and dated by both parties.

4.    DURATION OF THE AGREEMENT

      The duration of this Agreement will be unlimited. However, either party may terminate the Agreement for new business at any time by giving the other a 90-day prior written notice. SWISS RE will continue to accept new reinsurance during the 90-day period.

      In addition, this Agreement may be terminated immediately for the acceptance of new reinsurance by either party if one of the parties materially breaches this Agreement or becomes insolvent.

      Existing reinsurance will not be affected by the termination of this Agreement with respect to new reinsurance. Existing reinsurance will remain in force until the termination or expiry of the underlying policies on which the reinsurance is based as long as PRUCO of NJ continues to pay reinsurance premiums as described in Section 12. However, existing reinsurance may be terminated in accordance with the recapture provision described in Section 20.

5.    BASIS OF REINSURANCE

      Reinsurance under this Agreement will be on the Yearly Renewable Term basis for the net amount at risk on the portion of each policy that is reinsured as described in Schedule A.

6.    AUTOMATIC REINSURANCE TERMS

      SWISS RE agrees to automatically accept contractual risks on the life insurance plans shown in Schedule A, subject to the following requirements:

      a. CONVENTIONAL UNDERWRITING. Automatic reinsurance applies only to insurance applications underwritten by PRUCO of NJ according to PRUCO of NJ's conventional underwriting and issue practices. Upon request, PRUCO of NJ shall provide SWISS RE with a copy of its current underwriting and issue practices and guidelines.

            In the event of significant changes in underwriting practices in the industry, it may be appropriate for PRUCO of NJ or SWISS RE to request of the other party changes in the underwriting requirements. The party requesting the change must provide a 120-day advance written notice to the other party before the effective date of such change. Recognition of reinsurance premium rates related to these changes must be determined within the 120-day period. If the underwriting change or rate change is unacceptable to either party, this Agreement may be unilaterally terminated for acceptance of new business with a 90-day written termination notice to the other party.

      b. RESIDENCE. To be eligible for automatic reinsurance, each insured must either be a resident of the United States or Canada at the time of issue or be a resident of another country that meets PRUCO of NJ's special underwriting requirements pertaining to foreign residence.

      c. OCCUPATION. To be eligible for automatic reinsurance, the insured must not be employed in an occupation as shown in the Occupation Exclusion List in Schedule A.

      d. AUTOMATIC PORTION REINSURED. For any policy reinsured under automatic reinsurance, the portion reinsured is shown in Schedule A.

      e. RETENTION. PRUCO of NJ will retain, and not otherwise reinsure, an amount of insurance on each life equal to its retention shown in Schedule A.

      f. AUTOMATIC ACCEPTANCE LIMIT. For any policy to be reinsured under automatic reinsurance, the face amount shall not exceed the Automatic Acceptance Limit as shown in Schedule A.

      g. JUMBO LIMIT. For any policy to be reinsured under automatic reinsurance, the total amount of insurance in force and applied for in all companies shall not exceed the Jumbo Limit as shown in Schedule A.

      h. MINIMUM CESSION. The minimum amount of reinsurance per cession that SWISS RE will accept is shown in Schedule A.

      i. FACULTATIVE QUOTES. The risk shall not have been submitted on a facultative basis to SWISS RE or any other reinsurer.

7.    AUTOMATIC REINSURANCE NOTICE PROCEDURE

      After the policy has been paid for and delivered, PRUCO of NJ will submit all relevant individual policy information, as defined in Schedule C, in its next statement to SWISS RE.

8.    FACULTATIVE OBLIGATORY REINSURANCE

      When a policy does not qualify for automatic reinsurance because (1) the Automatic Acceptance Limit is exceeded, (2) the Jumbo Limit is exceeded or
      (3) the applicant is employed in an occupation included in the Occupation Exclusion List in Schedule A, PRUCO of NJ may make a request to reserve capacity through facultative obligatory reinsurance by contacting SWISS RE by telephone. If PRUCO of NJ reserves capacity and the policy is issued, PRUCO of NJ must submit a form substantially similar to the "Notification of Reinsurance" form shown in Schedule F.

9.    FACULTATIVE REINSURANCE

      PRUCO of NJ may apply for facultative reinsurance with SWISS RE on a risk if the automatic reinsurance terms are not met or if the terms are met and it prefers to apply for facultative reinsurance. To obtain a facultative reinsurance quote, PRUCO of NJ must submit the following:

      a. A form substantially similar to the "Application for Reinsurance" form shown in Schedule E.

      b. Copies of the original insurance application, medical examiner's reports, financial information, and all other papers and information obtained by PRUCO of NJ regarding the insurability of the risk.

      After receipt of PRUCO of NJ's application, SWISS RE will promptly examine the material and notify PRUCO of NJ either of the terms and conditions of SWISS RE's offer for facultative reinsurance or that no offer will be made. SWISS RE's offer expires 120 days after the offer is made unless the written offer specifically states otherwise. If PRUCO of NJ accepts SWISS RE's offer, then PRUCO of NJ will make a dated notation of its acceptance in its underwriting file and mail as soon as possible a formal reinsurance cession to SWISS RE using a form substantially similar to the Notification of Reinsurance form shown in Schedule F. If PRUCO of NJ does not accept SWISS RE's offer, then PRUCO of NJ will notify SWISS RE in writing as soon as possible.

10.   COMMENCEMENT OF REINSURANCE COVERAGE

      Commencement of SWISS RE's reinsurance coverage on any policy or pre-issue risk under this Agreement is described below:

      a. AUTOMATIC REINSURANCE. SWISS RE's reinsurance coverage for any policy that is ceded automatically under this Agreement will begin and end simultaneously with PRUCO of NJ's contractual liability for the policy reinsured.

            In addition, SWISS RE will be liable for benefits paid under PRUCO of NJ's conditional receipt or temporary insurance agreement if all of the conditions for automatic reinsurance coverage under Section 6 of this Agreement are met. SWISS RE's liability under PRUCO of NJ's conditional receipt or temporary insurance agreement is limited to the lesser of (1) SWISS RE's reinsured portion of the face amount of the policy and (2) $200,000.

      b. FACULTATIVE OBLIGATORY REINSURANCE. SWISS RE's reinsurance coverage for any policy that is ceded under the terms of facultative obligatory reinsurance in this Agreement will begin when (1) PRUCO of NJ accepts SWISS RE's offer by making a dated notation of its acceptance in its underwriting file and mailing the "Notification of Reinsurance" form to SWISS RE and (2) the policy has been issued.

            In addition, SWISS RE will be liable for benefits paid under PRUCO of NJ's conditional receipt or temporary insurance agreement if the conditions for automatic reinsurance stated in Section 6a, b, e, h, and i of this Agreement are met. SWISS RE's liability under PRUCO of NJ's conditional receipt or temporary insurance agreement will be limited to the portion of $1,000,000 that is derived as the amount of capacity reserved by PRUCO of NJ from SWISS RE divided by the total amount of capacity reserved by PRUCO of NJ from all reinsurers.

      c. FACULTATIVE REINSURANCE. SWISS RE's reinsurance coverage for any policy that is ceded facultatively under this Agreement shall begin when (1) PRUCO of NJ accepts SWISS RE's offer by making a dated notation of its acceptance in its underwriting file and mailing the "Notification of Reinsurance" form to SWISS RE and (2) the policy has been issued.

            In addition, SWISS RE will be liable for benefits paid under PRUCO of NJ's conditional receipt or temporary insurance agreement. SWISS RE's liability under PRUCO of NJ's conditional receipt or temporary insurance agreement will be limited to the portion of $1,000,000 that is derived as the amount of capacity reserved by PRUCO of NJ from SWISS RE divided by the total amount of capacity reserved by PRUCO of NJ from all reinsurers.

      d. PRE-ISSUE COVERAGE. The pre-issue coverage for benefits paid under PRUCO of NJ's conditional receipt or temporary insurance agreement will be effective once all initial medical exams and tests have been completed. The pre-issue liability applies only once on any given life at one time no matter how many conditional receipts or temporary insurance agreements are in effect. After a policy has been issued, no reinsurance benefits are payable under this pre-issue coverage provision.

11.   REINSURANCE PREMIUM RATES

      a. LIFE REINSURANCE. The reinsurance premiums per $1000 are shown in Schedule B. Reinsurance premiums for renewals are calculated using
            (1) the issue ages, (2) the duration since issuance and (3) the current underwriting classification.

      b. RATES NOT GUARANTEED. The reinsurance premium rates are not guaranteed. SWISS RE reserves the right to change the rates at any time. If SWISS RE changes the rates, it will give PRUCO of NJ a 90-day prior written notice of the change. Any change applies only to reinsurance premiums due after the expiration of the notice period.

12.   PAYMENT OF REINSURANCE PREMIUMS

      a. PREMIUM DUE. For each policy reinsured under this Agreement, reinsurance premiums are payable annually in advance. These premiums are due on the issue date and each subsequent policy anniversary. Within 30 days after the close of each reporting period, PRUCO of NJ will send SWISS RE a statement of account for that period along with payment of the full balance due. On any payment date, monies payable between SWISS RE and PRUCO of NJ under this Agreement may be netted to determine the payment due. This offset will apply regardless of the insolvency of either party as described in Section 23. If the statement of account shows a balance due PRUCO of NJ, SWISS RE will remit that amount to PRUCO of NJ within 30 days of receipt of the statement of account. All financial transactions under this Agreement will be in United States dollars. If the reinsurance premium amounts cannot be determined on an exact basis by the dates described below, such payments will be paid in accordance with a mutually agreed upon formula which will approximate the actual payments. Adjustments will then be made to reflect actual amounts when such information is available.

      b. FAILURE TO PAY PREMIUMS. If reinsurance premiums are 90 days past due, for reasons other than those due to error or omission as defined below in Section 22, the premiums will be considered in default and SWISS RE may terminate the reinsurance by providing a 30-day prior written notice, provided payment is not received within that 30-day period. SWISS RE will have no further liability as of the termination date. PRUCO of NJ will be liable for the prorated reinsurance premiums to the termination date. PRUCO of NJ agrees that it will not force termination under the provisions of this paragraph solely to avoid the recapture requirements or to transfer the block of business reinsured to another reinsurer.

            At the end of this 30-day period, SWISS RE's liability will automatically terminate for all reinsurance on which balances remain due and unpaid, including reinsurance on which balances became due and unpaid during and after the 30-day notice period.

            Subject to Article 21, PRUCO of NJ may reinstate reinsurance terminated for non-payment of balances due at any time within 60 days following the date of termination. However, SWISS RE will have no liability for claims incurred between the termination date and the reinstatement date.

      c. PREMIUM ADJUSTMENT. If PRUCO of NJ overpays a reinsurance premium and SWISS RE accepts the overpayment, SWISS RE's acceptance will not constitute or create a reinsurance liability or increase in any existing reinsurance liability. Instead, SWISS RE will be liable to PRUCO of NJ for a credit in the amount of the overpayment. If a reinsured policy terminates, SWISS RE will refund the excess reinsurance premium. This refund will be on a prorated basis without interest from the date of termination of the policy to the date to which a reinsurance premium has been paid.

13.   PREMIUM TAX REIMBURSEMENT

      See Schedule B.

14.   DAC TAX AGREEMENT

      PRUCO of NJ and SWISS RE, herein collectively called the "Parties", or singularly the "Party", hereby enter into an election under Treasury Regulations Section 1.848-2(g) (8) whereby:

      a. For each taxable year under this Agreement, the party with the net positive consideration, as defined in the regulations promulgated under Internal Revenue Code Section 848, will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848 (c) (1);

      b. PRUCO of NJ and SWISS RE agree to exchange information pertaining to the net consideration under this Agreement each year to insure consistency or as otherwise required by the Internal Revenue Service;

      c. PRUCO of NJ will submit to SWISS RE by May 1 of each year its calculation of the net consideration for the preceding calendar year.

      d. SWISS RE may contest such calculation by providing an alternative calculation to PRUCO of NJ in writing within 30 days of SWISS RE's receipt of PRUCO of NJ's calculation. If SWISS RE does not so notify PRUCO of NJ, SWISS RE will report the net consideration as determined by PRUCO of NJ in SWISS RE's tax return for the previous calendar year;

      e. If SWISS RE contests PRUCO of NJ's calculation of the net consideration, the parties will act in good faith to reach an agreement as to the correct amount within 30 days of the date SWISS RE submits its alternative calculation. If PRUCO of NJ and SWISS RE do not reach agreement on the net amount of consideration within such 30-day period, then the net amount of consideration for such year shall be determined by an independent accounting firm acceptable to both PRUCO of NJ and SWISS RE within 20 days after the expiration of such 30-day period.

      f. PRUCO of NJ and SWISS RE agree that this election shall first be effective for the 2000 calendar tax year and will be effective for all subsequent taxable years for which this Agreement remains in effect.

      SWISS RE and PRUCO of NJ represent and warrant that they are subject to U.S. taxation under either Subchapter L of Chapter 1, or Subpart F of Subchapter N of Chapter 1 of the Internal Revenue Code of 1986, as amended.

15.   REPORTS

      The reporting period is shown in Schedule A. For each reporting period, PRUCO of NJ will submit reports to SWISS RE with information that is substantially similar to the information displayed in Schedule C.

      In addition, the reports will include a billing and accounting summary and a policy exhibit summary similar to the reports shown in Schedule D.

      Within 15 business days after the end of each calendar year, PRUCO of NJ will submit a reserve credit summary similar to that shown in Schedule D. PRUCO of NJ will also submit this reserve credit summary within 10 business days after the end of each other calendar quarter.

16.   RESERVES FOR REINSURANCE

      See Schedule A.

17.   CLAIMS

      a. NOTICE. PRUCO of NJ will notify SWISS RE as soon as reasonably possible after PRUCO of NJ receives a claim for a policy reinsured under this Agreement. After PRUCO of NJ has received all proper claim proofs and paid the claim, PRUCO of NJ will send SWISS RE an itemized statement of the benefits paid by PRUCO of NJ and all relevant information with respect to the claim including the claim proofs. However, claim proofs will not be required by SWISS RE if SWISS RE's net amount at risk is less than or equal to $100,000 and PRUCO of NJ has paid the claim in full. In such cases, PRUCO of NJ will provide SWISS RE with the cause of death.

      b. AMOUNT AND PAYMENT OF BENEFITS. As soon as SWISS RE receives proper claim notice and any required proof of the claim, SWISS RE will promptly pay the reinsurance benefits due PRUCO of NJ. PRUCO of NJ's contractual liability for claims is binding on SWISS RE. The maximum benefit payable to PRUCO of NJ under each reinsured policy is the amount specifically reinsured with SWISS RE.

      c. CLAIM SETTLEMENTS. PRUCO of NJ will use its standard claim practice and guidelines in the Adjudication of all claims on policies reinsured under this Agreement. Until such time as PRUCO of NJ has systems capability to administer the right of SWISS RE to opt out of contested claims, claim settlements made by PRUCO of NJ, including compromises, shall be unconditionally binding on SWISS RE. SWISS RE will share in any reduced amount in proportion to its share of the liability.

      d. CLAIM EXPENSES. SWISS RE will pay its share of reasonable investigation and legal expenses connected with the litigation or settlement of policy claims. SWISS REwill also pay its share of any interest paid by PRUCO of NJ on any claim payment. However, claim expenses do not include routine claim and administration expenses, including PRUCO of NJ's home office expenses. Also, expenses incurred in connection with a dispute or contest arising out of conflicting claims of entitlement to policy proceeds or benefits that PRUCO of NJ admits are payable are not a claim expense under this Agreement.

      e. EXTRACONTRACTUAL DAMAGES. In no event will SWISS RE participate in punitive or compensatory damages which are awarded against PRUCO of NJ as a result of an act, omission or course of conduct committed by PRUCO of NJ in connection with the insurance under this Agreement. SWISS RE will, however, pay its share of statutory penalties awarded against PRUCO of NJ in connection with the insurance reinsured under this Agreement. The parties recognize that circumstances may arise in which equity would require SWISS RE, to the extent permitted by law, to share proportionately in certain assessed damages. Such circumstances are difficult to define in advance, but generally would be those situations in which SWISS RE was an active party and in writing either directed, consented to, or ratified the act, omission, or course of conduct of PRUCO of NJ which ultimately results in the assessment of punitive and/or compensatory damages. In such situations, PRUCO of NJ and SWISS RE would share such damages assessed in equitable proportions.

            Routine expenses incurred in the normal settlement of uncontested claims and the salary of an officer or employee of PRUCO of NJ are excluded from this provision. For purposes of the provision, the following definitions will apply:

            "Punitive Damages" are those damages awarded as a penalty, the amounts of which are not governed or fixed by statute;

            "Statutory Penalties" are those amounts that are awarded as a penalty, but are fixed in amount by statute;

            "Compensatory Damages" are those amounts awarded to compensate for actual damages sustained, and are not awarded as a penalty, nor fixed in amount by statute.

18.   MISREPRESENTATION, SUICIDE, AND MISSTATEMENT

      If either a misrepresentation on an application or a death of an insured by suicide results in the return of policy premiums by PRUCO of NJ under the policy rather than payment of policy benefits, SWISS RE will refund all of the reinsurance premiums paid for that policy to PRUCO of NJ. If there is an adjustment for a misrepresentation or misstatement of age or sex, a corresponding adjustment to the reinsurance benefit will be made.

19.   POLICY CHANGES

      a. NOTICE. If a reinsured policy is changed as described below, a corresponding change will be made in the reinsurance for that policy. PRUCO of NJ will notify SWISS RE of the change in PRUCO of NJ's next report as stated in Section 15.

      b. INCREASES. If a request for an increase in the amount of insurance is made for a reinsured policy and the insured meets PRUCO of NJ's underwriting requirements and PRUCO of NJ approves the increase under the policy, then the amount of reinsurance under this Agreement will be adjusted as of the effective date of the increase.

            If a request for an increase is made for a reinsured policy and the insured meets PRUCO of NJ's underwriting requirements and a new policy is issued for the higher amount, then reinsurance under the old policy will cease as of the effective date of the change, and reinsurance under the new policy will commence as of the policy date of the new policy.

            If a request for an increase in a reinsured policy is granted without the insured meeting PRUCO of NJ's underwriting requirements, then reinsurance on the increase will not be allowed.

            If a request for an increase does not meet all of the terms of automatic reinsurance, then PRUCO of NJ may apply for facultative obligatory reinsurance or facultative reinsurance as stated in
            Section 8 and Section 9, respectively.

            If a reinsured policy is increased as a result of a conversion from term insurance and the increase is granted without both insureds meeting PRUCO of NJ's underwriting requirements, then reinsurance will cease as of the effective date of the change.

      c. REDUCTION OR TERMINATION. If the amount of insurance on a reinsured policy is reduced, the reinsurance will be reduced proportionately as of the effective date of the reduction.

            If a reinsured policy is terminated, the reinsurance will cease on the date of such termination.

      d. PLAN CHANGES. If a reinsured policy is changed to another plan of insurance that is not currently reinsured under this Agreement as defined in Schedule A, then PRUCO of NJ will recapture in full the coverage reinsured under this Agreement, and the reinsurance will cease with respect to the policy as of the effective date of the change.

            If a policy that is not reinsured under this Agreement is changed to a plan that is reinsured under this Agreement as defined in Schedule A and the insured has met PRUCO of NJ's underwriting requirements for the plan change, then reinsurance will commence as of the policy date of the new plan.

      e. DEATH BENEFIT OPTION CHANGES. If the death benefit option under a reinsured policy is changed and the face amount of insurance is either increased or decreased, the net amount at risk reinsured under this Agreement after the change will be the same as before the change.

      f. POLICY SPLIT. If a reinsured policy is split into two separate policies as a result of an event specified in the Divorce and Tax Law Change Rider, then reinsurance will cease as of the effective date of the change.

      g. REDUCED PAID-UP INSURANCE. If any policy reinsured under this Agreement is changed to Reduced Paid-Up Insurance, the net amount at risk reinsured will be adjusted as appropriate and reinsurance will be continued in accordance with the provisions of the underlying policy. Reinsurance payments for the adjusted policy will be calculated using (1) the issue age of the original policy, (2) the duration since issuance of the original policy and (3) the underwriting classification immediately prior to the change to Reduced Paid-Up Insurance.

20.   RECAPTURE

At any time during the term of the Agreement, PRUCO of NJ may elect to recapture in full the coverage reinsured under this Agreement following the occurrence of either of the following events: (1) a "Risk Trigger Event" as defined in Schedule A of this Agreement; or (2) a Plan Change as described in Section 19 d. above.

In addition, after the twentieth policy anniversary, PRUCO of NJ may elect to recapture all or an appropriate portion of the coverage reinsured under this Agreement to reflect increases in the maximum retention limits for PRUCO of NJ and all of its affiliates, collectively, subsequent to the date of policy issue. These maximum retention limits as of the effective date of this Agreement are equal to the amounts shown in the Automatic Acceptance Limits table shown in Schedule A. The portion of the coverage that may be recaptured would be directly related to the increase in the limits. To illustrate, if the maximum retention limits are increased by 100%, then the portion that may be recaptured from all reinsurers of the policies reinsured under this Agreement would be equal to 100% of the portion of each reinsured policy that is retained by PRUCO of NJ. Furthermore, the portion that may be recaptured from SWISS RE would be determined as SWISS RE's prorata share of the total portion reinsured with all reinsurers.

If PRUCO of NJ elects to recapture the risks ceded to SWISS RE under this Agreement as stated above, it will do so by giving written notice to SWISS RE. Upon the delivery of such notice, all of the risks previously ceded under each of the policies subject to this Agreement shall be recaptured, effective as of the date specified in PRUCO of NJ's notice. If PRUCO of NJ does not specify in the written notice the date that such recapture is to be effective, then the recapture shall be effective immediately upon SWISS RE's receipt of the notice.

If a policy is recaptured, SWISS RE will pay PRUCO of NJ the unearned reinsurance premium as of the date of recapture. SWISS RE shall not be liable, under this Agreement, for any claims incurred after the date of recapture.

21.   REINSTATEMENTS

      a. AUTOMATIC REINSTATEMENT. If PRUCO of NJ reinstates a policy that was originally ceded to SWISS RE as either automatic reinsurance or facultative obligatory reinsurance using conventional underwriting practices, SWISS RE's reinsurance for the policy shall be reinstated.

      b. FACULTATIVE REINSTATEMENT. If PRUCO of NJ has been requested to reinstate a policy that was originally ceded to SWISS RE as facultative reinsurance and the reinstatement is processed under PRUCO of NJ's Long Form Reinstatement Process, then PRUCO of NJ will re-submit the appropriate evidence for the case to SWISS RE for underwriting approval before the reinsurance can be reinstated.

      c. PREMIUM ADJUSTMENT. Reinsurance premiums for the interval during which the policy was lapsed will be paid to SWISS RE on a YRT basis by PRUCO of NJ.

22.   ERRORS AND OMISSIONS

      If either SWISS RE or PRUCO of NJ fails to comply with any of the terms of this Agreement and it is shown that the failure was unintentional or the result of a misunderstanding or an administrative oversight on the part of either party, this Agreement will remain in effect. If the failure to comply changes the operation or effect of this Agreement, both parties will be put back to the positions they would have occupied if the failure to comply had not occurred. This section will not apply to any facultative submission until PRUCO of NJ has mailed the Notification of Reinsurance form to SWISS RE.

23.   INSOLVENCY

      For the purpose of this Agreement, PRUCO of NJ or SWISS RE shall be deemed "insolvent" if it does one or more of the following:

      a. A court-appointed receiver, trustee, custodian, conservator, liquidator, government official or similar officer takes possession of the property or assets of either PRUCO of NJ or SWISS RE; or

      b. Either PRUCO of NJ or SWISS RE is placed in receivership, rehabilitation, liquidation, conservation, bankruptcy or similar status pursuant to the laws of any state or of the United States; or

      c. Either PRUCO of NJ or SWISS RE becomes subject to an order to rehabilitate or an order to liquidate as defined by the insurance code of the jurisdiction of the domicile of PRUCO of NJ or SWISS RE, as the case may be.

      In the event that PRUCO of NJ is deemed insolvent, all reinsurance claims payable hereunder shall be payable by SWISS RE directly to PRUCO of NJ, its liquidator, receiver or statutory successor, without diminution because of the insolvency of PRUCO of NJ. It is understood, however, that in the event of such insolvency, the liquidator or receiver or statutory successor of PRUCO of NJ shall give written notice to SWISS RE of the pendency of a claim against SWISS RE on a risk reinsured hereunder within a reasonable time after such claim is filed in the insolvency proceeding. Such notice shall indicate the policy reinsured and whether the claim could involve a possible liability on the part of SWISS RE. Failure to give such notice shall not excuse the obligation of SWISS RE unless it is substantially prejudiced thereby. During the pendency of such claim, SWISS RE may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses it may deem available to PRUCO of NJ, its liquidator, receiver or statutory successor. It is further understood that the expense thus incurred by SWISS RE shall be chargeable, subject to court approval, against PRUCO of NJ as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to PRUCO of NJ solely as a result of the defense undertaken by SWISS RE.

      In the event SWISS RE is deemed insolvent, SWISS RE will be bound by any legal directions imposed by its liquidator, conservator, or statutory successor. However, and if not in conflict with such legal directions, PRUCO of NJ shall have the right to cancel this Agreement with respect to occurrences taking place on or after the date SWISS RE first evidences insolvency. Such right to cancel shall be exercised by providing SWISS RE (or its liquidator, conservator, receiver or statutory successor) with a written notice of PRUCO of NJ's intent to recapture ceded business. If PRUCO of NJ exercises such right to cancel and recapture ceded business, such election shall be in lieu of any premature recapture fee. Upon such election, PRUCO of NJ shall be under no obligation to SWISS RE, its liquidator, receiver or statutory successor; however, SWISS RE, its liquidator, receiver or statutory successor shall be liable for all claims incurred prior to the date of recapture.

24.   ARBITRATION

      a. GENERAL. All disputes and differences under this Agreement that cannot be amicably agreed upon by the parties shall be decided by arbitration. The arbitrators will have the authority to interpret this Agreement and, in doing so, will consider the customs and practices of the life insurance and life reinsurance industry. The arbitrators will consider this Agreement as an honorable engagement rather than merely a legal obligation, and they are relieved of all judicial formalities and may abstain from following the strict rules of law. The arbitration shall take place within the United States.

      b. NOTICE. To initiate arbitration, one of the parties will notify the other, in writing, of its desire to arbitrate. The notice will state the nature of the dispute and the desired remedies. The party to which the notice is sent will respond to the notification in writing within 10 days of receipt of the notice. At that time, the responding party will state any additional dispute it may have regarding the subject of arbitration.

      c. PROCEDURE. Arbitration will be heard before a panel of three disinterested arbitrators. The arbitrators will be current or former executive officers or employees of life insurance or reinsurance companies; however, these companies will not be either party or any of their reinsurers or affiliates. Each party will appoint one arbitrator. Notice of the appointment of these arbitrators will be given by each party to the other party within 30 days of the date of mailing of the notification initiating the arbitration. These two arbitrators will, as soon as possible, but no longer than 45 days after the date of the mailing of the notification initiating the arbitration, then select the third arbitrator.

            Should either party fail to appoint an arbitrator or should the two initial arbitrators be unable to agree on the choice of a third arbitrator, each arbitrator will nominate three candidates, two of whom the other will decline, and the decision will be made by drawing lots on the final selection. Once chosen, the three arbitrators will have the authority to decide all substantive and procedural issues by a majority vote. The arbitration hearing will be held on the date fixed by the arbitrators at a location agreed upon by the parties. The arbitrators will issue a written decision from which there will be no appeal. Either party may reduce this decision to a judgment before any court that has jurisdiction of the subject of the arbitration.

      d. COSTS. Each party will pay the fees of its own attorneys, the arbitrator appointed by that party, and all other expenses connected with the presentation of its own case. The two parties will share equal cost of the third arbitrator.

25.   GOOD FAITH; FINANCIAL SOLVENCY

      Each party agrees that all matters with respect to this Agreement require its utmost good faith. Each party or its representatives has the right at any reasonable time to inspect the other's records relating to this Agreement.

      Each party represents and warrants to the other party that it is solvent on a statutory basis in all states in which it does business or is licensed. Each party agrees to promptly notify the other if it is subsequently financially impaired. SWISS RE has entered into this Agreement in reliance upon PRUCO of NJ's representations and warranties. Each party affirms that it has and will continue to disclose all matters material to this Agreement and each cession. Examples of such matters are a material change in underwriting or issue practices or philosophy, or a change in each party's ownership or control.

      SWISS RE represents and warrants to PRUCO of NJ that SWISS RE is a licensed or accredited reinsurer under the applicable laws and regulations of New Jersey and New York and that SWISS RE satisfies the current, applicable legal and regulatory requirements in New Jersey and New York necessary to entitle PRUCO of NJ to take the maximum credit for the risks ceded under this Agreement on its statutory financial statements. SWISS RE acknowledges that PRUCO of NJ is entering into this Agreement in reliance upon this and other representations and warranties of SWISS RE, and SWISS RE agrees that PRUCO of NJ's right of recapture under Section 20 of this Agreement will be triggered if, at any point in the future during the term of this Agreement, this representation and warranty is no longer true and correct.

26.   MEDICAL INFORMATION BUREAU

      SWISS RE is required to strictly adhere to the Medical Information Bureau Rules, and PRUCO of NJ agrees to abide by these Rules, as amended from time to time. PRUCO of NJ will not submit a preliminary notice, application for reinsurance, or reinsurance cession to SWISS RE unless PRUCO of NJ has a signed, currently required Medical Information Bureau authorization.

27.   GOVERNING LAW

      This Agreement shall be governed by the laws of the State of New Jersey without giving effect to the principles of conflicts of laws thereof.

28.   ASSIGNMENT

      This Agreement is not assignable by either party except by the express written consent of the other.

In witness of the above, PRUCO of NJ and SWISS RE have by their respective officers executed and delivered this Agreement in duplicate on the dates indicated below, with an effective date of January 1, 2000.

PRUCO LIFE INSURANCE COMPANY               SWISS RE LIFE & HEALTH AMERICA INC
OF NEW JERSEY


By:_______________________________         By:______________________________


Title:____________________________         Title:___________________________


Date:_____________________________         Date:____________________________


By:_______________________________         By:______________________________


Title:____________________________         Title:___________________________


Date:_____________________________         Date:____________________________

                                   SCHEDULE A

                              REINSURANCE COVERAGE

1.    PLANS REINSURED:

      This Agreement covers the following plans:

      o SVUL II Policies issued by PRUCO of NJ (Form Number SVUL-2000 and all state variations)

2.    AUTOMATIC PORTION REINSURED:

      US/Canadian Residents

      SWISS RE will automatically reinsure an amount equal to 20% of the net amount at risk related to the face amount of insurance.

      Non US/Canadian Residents

      SWISS RE will automatically reinsure an amount equal to 20% of the net amount at risk related to the face amount of insurance.

      The net amount of risk is determined as of the issue date and each subsequent policy anniversary and is defined as the death benefit minus the contract fund.

3.    AUTOMATIC RETENTION LIMIT:

      PRUCO of NJ will retain at least 10% of each policy. PRUCO of NJ may cede up to 70% of each policy on a first-dollar quota share basis to other reinsurers.

4.    AUTOMATIC ACCEPTANCE LIMIT:

      For any policy to be reinsured under automatic reinsurance, the face amount will not exceed the amounts in the following tables:

      US/Canadian Residents - No Foreign Travel

                                     Rating Class of Higher Rated Life
      ----------------------------------------------------------------
                                     Pref. Best -
      Issue Age of Older Insured       Class D          Class E - H
      ----------------------------------------------------------------
           Ages:  18 - 65           $50,000,000        $40,000,000
      ----------------------------------------------------------------
                  66 - 70           $40,000,000        $20,000,000
      ----------------------------------------------------------------
                  71 - 75           $30,000,000        $15,000,000
      ----------------------------------------------------------------
                  76 - 80           $15,000,000        $10,000,000
      ----------------------------------------------------------------
                  81 - 85           $ 5,000,000        $ 2,500,000
      ----------------------------------------------------------------
                  86 - 90           $ 2,500,000        $ 1,000,000
      ----------------------------------------------------------------

      If both lives exceed Class H, there will be no automatic acceptance limit.

      If one life is ratable over Class H, then the following individual policy limits for the lesser impaired life's mortality classification apply:

      ------------------------------------------------------------
      Issue Age of Lesser        Pref. Best -
         Impaired Life              Class D          Class E - H
      ------------------------------------------------------------
        Ages:  18 - 65           $30,000,000        $20,000,000
      ------------------------------------------------------------
               66 - 70           $25,000,000        $15,000,000
      ------------------------------------------------------------
               71 - 75           $20,000,000        $10,000,000
      ------------------------------------------------------------
               76 - 77           $10,000,000        $ 5,000,000
      ------------------------------------------------------------
               78 - 80           $ 5,000,000        $ 2,500,000
      ------------------------------------------------------------
               81 - 85           $ 2,500,000        None
      ------------------------------------------------------------
               86+               $ 1,000,000        None
      ------------------------------------------------------------

      US/Canadian Residents - Foreign Travel

      --------------------------------------------------------------------------
                                          Rating Class of Higher Rated Life
      --------------------------------------------------------------------------
                                Pref. Best -                        Greater than
                                  Class C         Class D - E          Class E
      --------------------------------------------------------------------------
               Ages:  18 - 70   $10,000,000       $ 7,500,000          None
      --------------------------------------------------------------------------
                      71 - 75   $ 7,500,000       $ 5,000,000          None
      --------------------------------------------------------------------------
                      76+       None              None                 None
      --------------------------------------------------------------------------

      Non US/Canadian Residents

      --------------------------------------------------------------------------
                                          Rating Class of Higher Rated Life
      --------------------------------------------------------------------------
                                Pref. Best -                       Greater than
                                  Class C         Class D - E         Class E
      --------------------------------------------------------------------------
               Ages:  18 - 70   $20,000,000       $15,000,000          None
      --------------------------------------------------------------------------
                      71 - 75   $15,000,000       $10,000,000          None
      --------------------------------------------------------------------------
                      76+       None              None                 None
      --------------------------------------------------------------------------

5.    JUMBO LIMIT:

      For any policy to be reinsured under automatic reinsurance, the total amount of insurance in force and applied for in all companies will not exceed the following amounts:

      US/Canadian Residents- No Foreign Travel

            $75,000,000 for all ages and rating classes.

      US/Canadian Residents - Foreign Travel

            $35,000,000 for issue ages through age 75 and rating classes through class E. $0 for issue ages over 75 or rating classes higher than E.

      Non US/Canadian Residents

            $35,000,000 for issue ages through age 75 and rating classes through class E. $0 for issue ages over 75 or rating classes higher than E.

6.    OCCUPATION EXCLUSION LIST FOR AUTOMATIC REINSURANCE

      o     Entertainers

      o     High Profile Athletes

7.    REPORTING PERIOD:

      The reporting period will be monthly.

8.    MINIMUM CESSION:

      The minimum amount per cession that can be reinsured with SWISS RE is $50,000.


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

9.    RESERVES FOR REINSURANCE:

      The reinsurance reserve is the one-year term reserve on the portion of each policy reinsured. This reserve will be calculated using 1980 CSO ultimate mortality and 4 1/2 % interest.

10.   RISK TRIGGER EVENT:

      A "Risk Trigger Event" means that any of the following has occurred:

      (1)   SWISS RE does not have statutory surplus of at least $500 million;

      (2) SWISS RE 's representation and warranty contained in Section 25 of this Agreement (dealing with licensure/accreditation status and related matters) is no longer true and correct; or

      (3) SWISS RE no longer has in effect a Qualified Rating (as defined below) from at least one of the Major Rating Agencies shown in the chart below, which is at least as high as the minimum levels shown:

            -----------------------------------------------------------------
            Major Rating Agency                  Minimum Applicable Rating:
            =================================================================
            Fitch IBCA, Duff & Phelps            A rating of "A-" or higher.
            -----------------------------------------------------------------
            Moody Investor Services, Inc.        A rating of "A3" or higher.
            -----------------------------------------------------------------
            Standard & Poors Corporation         A rating of "A-" or higher.
            -----------------------------------------------------------------

      "Qualified Rating" shall mean the issuance of an insurance company long-term, financial strength rating from one or more of the Major Rating Agencies that remains in effect, that has not been suspended or withdrawn, and that was issued as a result of the full interactive ratings review process (including interviews with senior management) by the Major Rating Agency in question. (Use of the modifiers "Q" or "Pi" by S&P or any similar indication that a rating is a "qualified" or "limited" rating by any other of the Major Rating Agencies means that the rating does not constitute a "Qualified Rating" for purposes of this Agreement.)


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

                                   SCHEDULE B

                 AUTOMATIC AND FACULTATIVE REINSURANCE PREMIUMS

1.    STANDARD ANNUAL REINSURANCE PREMIUMS

      The standard annual reinsurance premiums per $1,000 of net amount at risk for (1) all cessions of automatic reinsurance and facultative obligatory reinsurance and (2) all cessions of facultative reinsurance in the amount of $20 million or less will be the frasierized values of the product of the single life rates in the table attached to this Schedule B and the following factors:

      =================================================
      Rating Class                         Factor
      =================================================
               1                             .315
      -------------------------------------------------
               2                             .384
      -------------------------------------------------
               3                             .495
      -------------------------------------------------
               4                             .628
      -------------------------------------------------
               5                            1.025
      -------------------------------------------------
               6                            1.285
      =================================================

      The standard annual reinsurance premiums per $1,000 for cessions of facultative reinsurance in excess of $20 million will be the frasierized values of the product of the single life rates in the table attached to this Schedule B and the following factors:

      ==================================================
             Term Policies in Level Premium Period
         and Conversion Policies at Similar Durations
      --------------------------------------------------
      Rating Class                          Factor
      --------------------------------------------------
               1                              .330
      --------------------------------------------------
               2                              .403
      --------------------------------------------------
               3                              .520
      --------------------------------------------------
               4                              .660
      --------------------------------------------------
               5                             1.076
      --------------------------------------------------
               6                             1.349
      ==================================================

      The frasierized method is described as follows:

      Definition of Terms:

      (a) Qx,n = single life rate per thousand in duration n for an insured whose policy was issued at issue age x

      (b) Qx,y,n = joint last survivor rate per thousand in duration n for two insureds whose policy was issued at issue ages x and y

      Step 1

            Calculate qx,n for each insured for durations 1 to n.

            qx,n = Qx,n divided by 1000.


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

      Step 2

            Calculate px,n for each insured for durations (n-1) and n.

            px,n = (1-qx,1) x (1-qx,2) x...x (1-qx,n).

      Step 3

            Calculate px,y,n for durations (n-1) and n.

            px,y,n = px,n + py,n - ((px,n) x (py,n))

      Step 4

            Calculate qx,y,n for duration n. Let px,y,0 = 1.

            qx,y,n = 1 -  px,y,n
                          ------
                         px,y,n-1

      Step 5

            Qx,y,n = 1000 x qx,y,n

      A minimum premium of $0.13 per $1000 will be applied.

2.    SUBSTANDARD ANNUAL REINSURANCE PREMIUMS

      Substandard extra premiums are available on classes 4 and 6 (Non-Smoker and Smoker). For substandard issues, the substandard reinsurance premium (plus any flat extra) is payable for 20 years. After this period, the base reinsurance premium (plus any flat extra) is payable until the end of the premium paying period.

      The annual reinsurance premiums per $1,000 for substandard issues will be the product of the annual single life base reinsurance premiums per $1,000 and the factor for the appropriate rating class. These are the single life substandard rates prior to frasierization. These rates are capped at $1,000 per $1,000. The minimum after frasierization is $0.13 per $1,000.

      The factors are as follows:

      -----------------------------------------------
      Rating Class   Factor     Rating Class   Factor
      -----------------------------------------------
      A              1.40       K              10.00
      -----------------------------------------------
      B              1.65       L              12.50
      -----------------------------------------------
      C              1.90       M              15.00
      -----------------------------------------------
      D              2.25       N              17.50
      -----------------------------------------------
      E              2.75       O              20.00
      -----------------------------------------------
      F              3.25       P              25.00
      -----------------------------------------------
      G              3.75       Q              30.00
      -----------------------------------------------
      H              4.50       R              40.00
      -----------------------------------------------
      I              5.00       S              50.00
      -----------------------------------------------
      J              7.50       T              50.00
      -----------------------------------------------

3.    FLAT EXTRA REINSURANCE PREMIUMS

      Each single life flat extra premium will be converted to PRUCO of New Jersey's flat extra premium for survivorship insurance.


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

      The flat extra reinsurance premium will be the product of PRUCO of New Jersey's flat extra for survivorship insurance and the factors in the following table:

      ==================================================
                 Permanent Flat Extra Premiums
            (i.e., for more than 5 years duration)
      --------------------------------------------------
            First year                  .25
      --------------------------------------------------
           Renewal year                 .90
      ==================================================


      ==================================================
                   Temporary Flat Extra Premiums
               (i.e., for 5 years duration or less)
      --------------------------------------------------
            All years                    .90
      ==================================================

4.    AGE BASIS

      Age Last Birthday.

5.    PREMIUM TAXES

      Premium taxes are not reimbursed.


17